UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

The Victory Portfolios
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1. Reports to Stockholders.

October 31, 2014

Annual Report

Dividend Growth Fund

Established Value Fund

Large Cap Growth Fund

Select Fund

Small Company Opportunity Fund

Special Value Fund

Emerging Markets Small Cap Fund

Global Equity Fund

International Fund

International Select Fund

Fund for Income

National Municipal Bond Fund

Ohio Municipal Bond Fund

Balanced Fund

Investment Grade Convertible Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

The Victory Portfolios

Table of Contents

Shareholder Letter	5
Fund Review and Commentary	8
Financial Statements
The Victory Equity Funds
Dividend Growth Fund
Schedule of Portfolio Investments	54
Statement of Assets and Liabilities	104
Statement of Operations	109
Statements of Changes in Net Assets	114-116
Financial Highlights	129-133
Established Value Fund
Schedule of Portfolio Investments	56
Statement of Assets and Liabilities	104
Statement of Operations	109
Statements of Changes in Net Assets	114-116
Financial Highlights	134-138
Large Cap Growth Fund
Schedule of Portfolio Investments	59
Statement of Assets and Liabilities	104
Statement of Operations	109
Statements of Changes in Net Assets	114-116
Financial Highlights	139-143
Select Fund
Schedule of Portfolio Investments	61
Statement of Assets and Liabilities	105
Statement of Operations	110
Statements of Changes in Net Assets	117-119
Financial Highlights	144-145
Small Company Opportunity Fund
Schedule of Portfolio Investments	63
Statement of Assets and Liabilities	105
Statement of Operations	110
Statements of Changes in Net Assets	117-119
Financial Highlights	146-149
Special Value Fund
Schedule of Portfolio Investments	66
Statement of Assets and Liabilities	105
Statement of Operations	110
Statements of Changes in Net Assets	117-119
Financial Highlights	150-154
The Victory International Equity Funds
Emerging Markets Small Cap Fund
Schedule of Portfolio Investments	68
Statement of Assets and Liabilities	106
Statement of Operations	111
Statements of Changes in Net Assets	120-122
Financial Highlights	155-157

Table of Contents (continued)

Global Equity Fund
Schedule of Portfolio Investments	73
Statement of Assets and Liabilities	106
Statement of Operations	111
Statements of Changes in Net Assets	120-122
Financial Highlights	158-161
International Fund
Schedule of Portfolio Investments	78
Statement of Assets and Liabilities	106
Statement of Operations	111
Statements of Changes in Net Assets	120-122
Financial Highlights	162-167
International Select Fund
Schedule of Portfolio Investments	84
Statement of Assets and Liabilities	107
Statement of Operations	112
Statements of Changes in Net Assets	123-125
Financial Highlights	168-172
The Victory Taxable Fixed Income Fund
Fund for Income
Schedule of Portfolio Investments	88
Statement of Assets and Liabilities	107
Statement of Operations	112
Statements of Changes in Net Assets	123-125
Financial Highlights	173-177
The Victory Tax-Exempt Fixed Income Funds
National Municipal Bond Fund
Schedule of Portfolio Investments	91
Statement of Assets and Liabilities	107
Statement of Operations	112
Statements of Changes in Net Assets	123-125
Financial Highlights	178-179
Ohio Municipal Bond Fund
Schedule of Portfolio Investments	95
Statement of Assets and Liabilities	108
Statement of Operations	113
Statements of Changes in Net Assets	126-128
Financial Highlights	180
The Victory Hybrid Funds
Balanced Fund
Schedule of Portfolio Investments	98
Statement of Assets and Liabilities	108
Statement of Operations	113
Statements of Changes in Net Assets	126-128
Financial Highlights	181-184

Table of Contents (continued)

Investment Grade Convertible Fund
Schedule of Portfolio Investments	101
Statement of Assets and Liabilities	108
Statement of Operations	113
Statements of Changes in Net Assets	126-128
Financial Highlights	185-186
Notes to Financial Statements	187
Report of Independent Registered Public Accounting Firm	202
Supplemental Information	203
Trustee and Officer Information	203
Proxy Voting and Form N-Q Information	206
Expense Examples	206
Additional Federal Income Tax Information	210

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

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Letter to Our Shareholders

On October 31, 2014, Victory Capital completed its previously announced acquisition of Munder Capital Management and its wholly owned subsidiary, Integrity Asset Management, LLC. We believe that this partnership enables the firm and our clients to leverage new strengths, and we look forward to the opportunities afforded by this acquisition. As a shareholder, you will benefit from an expanded breadth of new offerings provided by Victory Capital, and we encourage you to visit our website (www.vcm.com) to explore our enhanced product set.

As for the market environment during the year, U.S. stocks continued to shine in 2014, following one of the strongest calendar years in history in 2013 and adding to the gains of the bull market that started in 2009. Confounding many analysts, major indices drove higher throughout the year with only temporary setbacks. Large capitalization stocks, which took the lead in 2014, have still not experienced a 10% correction since 2011, an unusually long time without a significant price decline. Some smaller stock indices declined more than 10% in the late summer and early fall of 2014, only to bounce back quickly.

As always, the market took its cue from a variety of economic, political, and financial events. Arguably the overriding influence on the U.S. stock market in 2014 continued to be Federal Reserve policy, as investors were fixated on the central bank's quantitative easing program of the past few years, which consisted of buying government and other bonds as a means of stimulating economic growth. Late in 2013, the chairmanship of the Fed was passed from Ben Bernanke to Janet Yellen. During that time, policy makers agreed to begin tapering the central bank's bond purchase program, which began in January of 2014 and ended in October of 2014.

A variety of other factors affected the equity markets in 2014. Early in the year, Congress passed a budget deal and averted a second government shutdown. Severe winter weather affected many areas of the nation, resulting in disruptions in many pockets of the economy, including residential and non-residential construction, retail, transportation, manufacturing, and energy production. This ultimately resulted in a decline in first quarter real gross domestic product (GDP) of close to 3%, one of the worst non-recession quarters in post-World War II history. Despite this set-back, economic growth regained some strength in the U.S. later in the year, supported by a continued accommodative Federal Reserve stance, low interest rates, increasing bank loans, reduced fiscal drag at the federal level, and a booming energy sector.

We are in the midst of the sixth year of a classic bull market. Consensus earnings expectations for 2015 are for mid-to-high single digit earnings growth, suggesting a strong fundamental tailwind. The credit problems that plagued the financial system and took us into recession six years ago are becoming a distant memory. The banking system, once a source of weakness, is now a source of strength. Capital levels are at their best in decades and credit has dramatically improved. Many corporations are now flush with cash and are increasing investments in their businesses and adding jobs.

After several years of strong returns for global equity markets, it was not surprising to see most foreign markets cool off as geopolitical uncertainty was coupled with disappointing economic news out of Europe and China. Global market returns as a whole have been negligible over the past year, although Asia has outperformed Europe. Emerging markets stocks have slightly outperformed developed, with emerging small capitalization stocks posting the highest returns among foreign equity asset classes. Sentiment toward emerging markets has improved since the sell-off in 2013 as several emerging market elections have brought optimism that favorable market reforms will be forthcoming.

Uncertainty continued to impact the global fixed income markets throughout 2014. Following a very challenging first quarter, growth in the United States picked up appreciably in the subsequent quarters as healthy gains in the labor market pushed unemployment lower and consumer confidence higher. Growth readings in both the manufacturing and service sectors signaled a recovery on a sustainable path, all while inflation readings remained comfortably below the Federal Reserve's 2% threshold. Outside of the U.S., economic growth slowed in the Euro Zone, China, and Japan, resulting in further monetary policy easing from their respective central banks. A direct result of this global slowdown was a sharp decline in commodity prices and a subsequent strengthening of the U.S. dollar, which, taken together, kept global interest rates well below expectations heading into 2014. In spite of fears of the near-term impact some speculated this could have on the U.S. recovery, Federal Reserve officials did not seem to share this view as they ended their bond purchase program in the fourth quarter as expected and appeared on track to begin raising short term interest rates in the second half of 2015.

The sharp decline in interest rates propelled solid absolute returns across the U.S. fixed income markets. Furthermore, excess returns relative to U.S. Treasuries were positive in all investment-grade sectors as investors were willing to take on additional risk in search of higher yields in a historically low interest rate environment. Looking forward, we expect the U.S. economy to continue improving with minimal inflationary pressure. Tighter labor markets may provide wage pressure and improved consumption. However, we believe a strong dollar and falling commodity prices should keep inflation subdued. In our view, we are in the mid-to-late innings of the current credit cycle.

In each of the Victory Funds, we adhere to investment processes based on fundamentals. All Funds have risk controls in place to help us identify and measure the sources of risk relative to the applicable benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. You may also contact the Funds at (800) 539-3863 or through our website at www.vcm.com. My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help you meet your investment goals.

Michael Policarpo, II

President,
Victory Funds

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The Victory Equity Funds

Dividend Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The U.S. equity markets turned in another solid period of returns during the fiscal year of the Fund, as U.S. economic data and corporate profits strengthened, and the accommodative interest rate environment provided a fertile backdrop for economic expansion. Despite macro-economic pressures abroad and geopolitical tensions across Europe and the Middle East, the S&P 500 rose steadily throughout the period, ending up 17.2% for fiscal year October 31, 2014.

The year was marked by a growing divergence between the improving U.S. economy and muted or slowing growth abroad. Markets responded accordingly with increased volatility in equity, currency and commodity indices. The US Dollar/Euro rose 8%, oil prices (WTI) declined over 17% and equity markets responded with heightened volatility through the year. In the U.S., lower interest rates and energy prices together with a steady decline in unemployment helped GDP rebound from a 2.1% decrease earlier in the year to a 3.5% annual rate by third quarter — the strongest six month interval in ten years. With the economy on stronger footing, the Federal Reserve curtailed its "quantitative easing" program of bond buying that had added more than $3.5 billion to the Fed's balance sheet since 2009. The Fed has expressed an interest in keeping rates at low levels through the near term or at least until inflation exceeds its targeted levels. As we enter into 2015, U.S corporate profitability is on a roll — the momentum of low interest rates (for now), jobs growth, manageable energy prices and a marked rebound in consumer spending bodes well for growth in the coming year.

The Fund (Class A Shares Net Asset Value) returned 10.2% for the fiscal year ended October 31, 2014 which underperformed the benchmark S&P 500 return of 17.2% over the same period.

The Fund's underperformance for the period can be attributed to a combination of sector allocation and stock selection. An underweight in Information Technology and overweight in Energy were the primary allocation decisions that detracted from results. Allocation was

The Victory Equity Funds

Dividend Growth Fund (continued)

also negatively impacted in part by the strong performance of certain large non-dividend paying stocks in the S&P 500 (Facebook, Yahoo Gilead, Celgene) — which are not owned in the portfolio given our dividend growth mandate. Stock picking detracted from results in the Consumer Staples, Energy and Industrial sectors. Consumer Discretionary and Financials represented the strongest stock selection during the period, outperforming their benchmark groups.

Among top performing holdings for the year was Intel, which is riding the wave of a Windows 8 driven PC cycle, lower cost/higher power applications for PC, server, datacenter and mobile end markets, and near record gross margins. McGraw Hill Financial also rose sharply after spinning off its textbook publishing segment to focus on its core S&P credit ratings business, which operates in functional oligopoly (Moody's, Fitch). Strong issuance volume and new index/analytics products at S&P and Capital IQ are enabling McGraw Hill to gain share and post rising margins. Zimmer Holdings was another top performer as the leader in orthopedic implants benefitted from strong hip and knee procedure and several new products. Importantly the company announced a merger with peer Biomet, creating the second largest orthopedic manufacturer (behind JNJ) with increased scale, geographic reach and profitability.

We continue to own each of these well positioned and growing businesses, which are gaining market share, driving higher levels of profitability and generating significant free cash flow to fund dividend growth.

One of the largest detractors was NuSkin Enterprises, a direct seller of personal care products with sales operations primarily in Asia. Though earlier in the year the company had settled an investigation into its marketing practices (with a minor fine), recruitment and sales efforts stagnated in the second half of the year. Seadrill also underperformed during the year, as the owner/operator of drilling rigs experienced softening day rates for its offshore fleet when energy prices retreated. European industrial Siemens AG was also a detractor as the company dealt with headwinds of rising competition and pricing pressure in its power generation businesses and slower growth in its healthcare division. We exited these positions at various points in the year as more attractive holdings with a path to consistent and profitable growth were added to the portfolio.

Despite market volatility caused by concerns over geopolitics and rest of world economic growth, the case for continued growth among our portfolio holdings companies remains constant. The most significant change over the past year was the rising U.S. dollar and lower energy prices which may impact reported earnings, but are largely reflected in the valuation of our holdings. Market volatility may continue, but with this also brings opportunity to purchase great businesses at reasonable prices. The Fund remains well positioned and diversified to benefit from its portfolio of strong, growing businesses and their rising dividends.

The Victory Equity Funds

Dividend Growth Fund (continued)

Average Annual Return

Year Ended October 31, 2014

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	11/1/12		11/1/12		11/1/12	11/1/12	11/1/12
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index[1]
One Year	10.19%	3.89%	9.41%	8.41%	10.51%	9.90%	10.49%	17.27%
Three Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	18.82%	15.35%	17.92%	17.92%	19.15%	18.49%	19.11%	N/A
Expense Ratios
Gross	4.03%		4.78%		4.02%	4.27%	3.83%
With Applicable Waivers	1.25%		2.00%		0.95%	1.50%	1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Dividend Growth Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Established Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

The period that marks the fiscal year of the Fund was characterized by continued strength in domestic equity prices despite heightened volatility. U.S. economic data continued to show modest improvement while monetary stimulus was withdrawn and international markets slowed. In the U.S., improving unemployment data and consumer confidence provided support for rising markets, while economic weakness in the Eurozone and tepid growth in emerging markets spurred more accommodative monetary policy in those economies, leading to a relative strengthening of the U.S. dollar. Investor concerns about the domestic markets centered on the prospect of the Federal Reserve raising interest rates prematurely, derailing a recovery. Nonetheless, the markets moved higher and we view our strategy as well-positioned going forward given what we believe are attractive relative valuations in high quality companies following three years of underperformance relative to low quality firms.

As defined by the size and style indices, larger-cap stocks outperformed smaller-cap stocks and value narrowly outpaced growth during the year. While challenges remain on the horizon, we think equities continue to be an attractive asset class for long-term investors.

The Fund underperformed the benchmark Russell Midcap Value Index1 return, for the fiscal year ended October 31, 2014, with the Fund (Class A Shares at net asset value) returning 14.0% versus the Index return of 16.2%

The Fund's underperformance relative to the index was primarily due to sector allocation as an overweight position in Consumer Discretionary stocks and an underweight position in Healthcare both proved unfavorable. Stock selection benefited the Fund's performance as holdings within five of the nine economic sectors beat their benchmark peers. Energy holdings demonstrated the greatest relative strength, while Financials and Industrials holdings also performed well ahead of sector peers.

Among the top positive contributors to the Fund's performance were Marriott International (MAR), Southwest Airlines (LUV), CareFusion Corporation (CFN), Jones Lang LaSalle (JLL), and Allison Transmission Holdings (ALSN). Marriott benefited during the year from accelerating booking trends at the company's hotels as well as increased returns to shareholders via dividends and buybacks. Southwest Airlines's shares outperformed during the year as the airline benefited from robust passenger demand, rising ticket prices, industry

The Victory Equity Funds

Established Value Fund (continued)

discipline with capacity and, toward the end of the period, lower oil prices since their peak in June. The shares of medical devices supplier CareFusion soared upon its acquisition in October by strategic buyer Becton Dickinson (BDX). Carefusion's shares traded at a 26% premium to the closing price on the day before the acquisition. The shares of Jones Lang LaSalle rose on the strength of capital market volumes and with acceleration in the commercial real estate market activity. Finally, the shares of Allison Transmission outperformed negative investor sentiment at the start of the year as the majority of its end markets bottomed out or inflected during the year and revenue growth accelerated. Additionally, the Allison Transmission's share liquidity improved with equity offerings while management used the company's strong cash flow to increase dividends and share buybacks.

Sally Beauty Holdings (SBH) was among the Fund's biggest detractors from performance as the beauty supply retailer struggled with extreme cold weather conditions, which negatively impacted store traffic and results in the first half of the calendar year. The departure of the company's CEO and an unproven marketing strategy as well as a subdued outlook from management caused us to reevaluate the probability of improving results at the company, and we decided to exit the Fund's position. Other detractors during the period were International Game Technology (IGT), ON Semiconductor (ONNN), Denbury Resources (DNR) and MasTec (MTZ).

Despite attractive valuation and a double-digit free cash flow yield, the shares of International Game Technology underperformed due to disappointing top-line growth, which resulted from increasing competition and a challenged consumer. A lack of expense discipline from management led to earnings disappointments and was also a negative surprise, prompting us to sell the shares. ON Semiconductor shares sold off late in the fiscal year as uncertainty in China and economic slowing in Europe caused investors to question whether demand for semiconductors could remain strong. More than half of ONNN's products go into autos and industrials, which we believe could face headwinds in a soft economic environment. Denbury Resources share price fell, along with the entire Exploration & Production (E&P) industry, as oil prices plummeted with increased oil supply overwhelming weaker demand. We continue to see DNR as well-positioned for stabilizing and improving oil prices as a result of the company's large inventory of production opportunities and low-risk business model, which focuses on oil fields that have been previously drilled and completed. The shares of MasTec fell during the period due to a slower outlook for capital spending from its largest customer, AT&T (T), just after AT&T's announced acquisition of DirecTV (DTV), who is also a significant MasTec customer. Additionally, MasTec's oil & gas pipeline business experienced a delay in a major project, which lowered the company's earnings outlook. MasTec is now in a period of greater uncertainty as its work flow is predicated on customers' spending plans and project timing, which has recently caused additional share volatility.

The Victory Equity Funds

Established Value Fund (continued)

Average Annual Return

Year Ended October 31, 2014

	Class A		Class I	Class R	Class R6	Class Y
INCEPTION DATE	5/5/00		3/1/10	8/16/83	3/4/14	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap Value Index[1]
One Year	13.97%	7.41%	14.38%	13.76%	N/A	14.19%	16.18%
Three Year	18.01%	15.70%	18.45%	17.81%	N/A	N/A	21.24%
Five Year	16.51%	15.14%	N/A	16.31%	N/A	N/A	19.19%
Ten Year	11.09%	10.43%	N/A	10.92%	N/A	N/A	10.29%
Since Inception	9.92%	9.47%	15.52%	11.91%	7.30%	19.06%	N/A
Expense Ratios
Gross	1.05%		0.68%	1.23%	0.72%	1.05%
With Applicable Waivers	1.05%		0.68%	1.23%	0.64%	0.84%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Established Value Fund — Growth of $10,000

1The Russell Midcap Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Large Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in its portfolio changes. The securities of foreign companies acquired by the Fund may experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

During the fiscal year, the U.S. equity market extended its performance run, with the S&P 500 and Russell 1000 Growth Index increasing 11.0% and 10.73% year-to-date respectively through October 31, 2014.

Although this year's equity gains pale in comparison to 2013's, what has been most impressive is the market's resiliency. One of the key reasons last year was such a good year for equities was the muted impact from long-established concerns regarding Europe's recession, China's slowing growth, and other macroeconomic factors. The relative absence of macro-economic headwinds and the Federal Reserve's announcement to begin curtailing $85B in monthly purchases shifted investor focus from defensive sectors to growth and cyclical companies in the second half of 2013 and fueled an expansion in overall valuations. By contrast, this year has been more reminiscent of prior years, which were characterized by an annual growth scare. In fact, the market had 2 growth scares this year.

The first growth scare began in March and lasted through April as a prolonged winter lead to lower economic activity, the Fed issued conflicting statements regarding its views and intentions, a Congressional memo deflated biotech stocks and the world witnessed growing unrest in Ukraine. As earnings season largely quelled those fears, the market proceeded to record new highs. The second one unfolded in mid-September as anxiety regarding Fed tightening, slowing global growth, geo-political tensions in Ukraine, the Middle East and Hong Kong, and an Ebola scare converged during this time to drive volatility from a July 3 low of 10.3 to an intra-day high of 31.06 by October 15th, widespread and indiscriminate selling (especially by hedge funds which had already experienced significant losses by declines in Fannie Mae and Freddie Mac, an aborted deal between AbbVie and Shire and a 30% drop in oil prices) essentially erased the year's stock market gains. Once more, solid earnings results, encouraging guidance, economic data and tame inflation served to get the U.S. equity market back on track and headed towards new highs.

Market leadership has rotated between defensive sectors such as Consumer Staples, Utilities, and Telecom and cyclical sectors like Technology and Consumer Discretionary, depending on investor appetite for risk or safety. For the year ending October 31, 2014, Technology was

The Victory Equity Funds

Large Cap Growth Fund (continued)

the best performing sector followed by Healthcare, Industrials and Consumer Discretionary. The worst performing sectors have been Energy and Materials, with most of the underperformance in Energy having taken place since July.

For the fiscal year ending October 31, 2014, the Fund (Class A shares at net asset value) returned 13.58% compared to a return of 17.11% for the benchmark Russell 1000 Growth Index1 (the "Index"). Information Technology made the largest absolute contribution to the Fund's performance, led by outsized gains in Facebook, Apple and Visa while the biggest contributions relative to the Index were in Consumer Staples and Healthcare. Our sole Consumer Staples holding Monster Beverage outperformed the Index, and Gilead, Alexion and Celgene were the best contributors in Healthcare.

It was a difficult year for the Fund's holdings within Consumer Discretionary, especially Amazon, Starbucks and Mohawk. Industrials also had mixed results as Canadian Pacific's strong performance was impacted by lagging performance in Precision Castparts, J.B. Hunt and Cummins.

The biggest contributors to the Fund's return for the year ending October 31, 2014 were Gilead Sciences, Facebook, Celgene, Apple and Canadian Pacific Railway. The biggest detractors over the same period were Splunk, Amazon, Vmware, Catamaran and Halliburton.

The shift to growth and cyclical stocks that began in the second half of last year was interrupted by two growth scares this year that proved to be temporary as the U.S. economy demonstrated its ability to decouple from the rest of the world in terms of better growth and contained inflation. As the U.S. economy continues to expand and central bankers in Europe and China employ monetary policy to stimulate their economies, we believe the backdrop for equities continues to be attractive heading into 2015. We also expect correlations to decline, favoring companies with attractive growth prospects, strong balance sheets and capable management.

The Victory Equity Funds

Large Cap Growth Fund (continued)

Average Annual Return

Year Ended October 31, 2014

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	12/31/03		12/31/03		3/1/11	12/31/03	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 1000 Growth Index[1]
One Year	13.58%	7.03%	12.63%	11.63%	13.98%	13.17%	13.90%	17.11%
Three Year	15.41%	13.15%	14.45%	14.45%	15.79%	14.98%	N/A	19.30%
Five Year	14.72%	13.37%	13.76%	13.76%	N/A	14.28%	N/A	17.43%
Ten Year	8.22%	7.58%	7.38%	7.38%	N/A	7.87%	N/A	9.06%
Since Inception	7.75%	7.16%	6.90%	6.90%	11.04%	7.41%	18.41%	N/A
Expense Ratios
Gross	1.28%		2.11%		0.98%	2.68%	1.02%
With Applicable Waivers	1.28%		2.10%		0.95%	1.65%	1.02%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Large Cap Growth Fund — Growth of $10,000

1The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Select Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Equity markets continued higher in fiscal 2014, the sixth consecutive year of positive returns, and are now well above 2007 peak levels. After a difficult start, primarily related to an abnormally bad winter season, the U.S. economy returned to an upward trajectory. Slowing growth in emerging markets and the European region did little to impact performance in the U.S. During the period, the Federal Reserve began its initial tightening process under new Chairwoman Janet Yellen, ending its bond buying program. However interest rates have yet to increase and low inflation has afforded the Federal Open Market Committee more time to maintain these low levels. Geopolitical tensions heightened, most notably with rising concern over Russia's occupation of Crimea and increasing conflict with the Islamic Militants (ISIS). The U.S. Dollar appreciated meaningfully in 2014, demonstrating the increasing relative attractiveness of our economy and diverging monetary policies. Although top line growth remains tepid, corporate earnings growth is still healthy at 7%, and with valuations that began fiscal 2014 at 15X earnings, the backdrop has been very favorable for U.S. equities. The Select Fund (Class A Shares at net asset value) returned 6.7% during the period January 2, 2014, through October 31, 2014, versus the 11.0% return of the Fund's benchmark the S&P 500 Index for the same period.

Leading the market higher were Healthcare and Technology stocks, with returns for both sectors exceeding 25%. Strength in Healthcare was predominantly in the Biotech industry with new product introductions and in Specialty Pharmaceuticals where there was a significant amount of merger and acquisition activity. Technology was led by many of the mega-capitalization industry leaders on favorable valuations along with stabilization in key end-markets and enterprise spending. The more commodity-sensitive Energy sector was the worst performing sector during the fiscal year as oil prices fell approximately 17%. Within the Select Fund, relative performance was most positive in the Materials and Energy sectors, while the Healthcare and Consumer Discretionary sectors were detractors.

Anadarko Petroleum, Air Products and Chemicals, and General Dynamics were the top contributors to the Fund during the period. Anadarko's share price benefitted as the company settled fraud claims relating to a previous acquisition for an amount significantly below market expectations. Air Products benefitted from a new CEO who has committed to improving margins, shedding non-core assets, improving capital spending, and focusing on improving overall shareholder returns. General Dynamics benefitted from strength in its Gulfstream business jet performance, stabilization in defense spending, and new leadership that is more shareholder focused. The main detractors from performance included Siemens

The Victory Equity Funds

Select Fund (continued)

AG, BP p.l.c., and PVH Corp. Siemens underperformance was due to a variety of macro pressures, most notably continued weakness in Europe, at a time when the company is undergoing significant restructuring of underperforming businesses. BP was hurt by a negative ruling in the Gulf of Mexico oil spill where they were deemed to be grossly negligent, resulting in a greater than expected financial penalty along with overall weakness in oil prices. PVH has underperformed due to weakness in the apparel sector, investment spending that has pressured near-term earnings growth, along with delays in its ability to improve margins from in a recent large acquisition.

The Victory Equity Funds

Select Fund (continued)

Average Annual Return

Year Ended October 31, 2014

	Class A		Class I
INCEPTION DATE	1/2/14		1/2/14
	Net Asset Value	Maximum Offering Price	Net Asset Value	S&P 500 Index[2]
One Year	N/A	N/A	N/A	N/A
Three Year	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception[1]	6.65%	0.52%	6.90%	10.99%
Expense Ratios
Gross	2.20%		1.80%
With Applicable Waivers	1.16%		0.91%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Select Fund — Growth of $10,000

1Not annualized.

2The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Small Company Opportunity Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

The period that marks the fiscal year of the Fund was characterized by continued strength in domestic equity prices despite heightened volatility. U.S. economic data continued to show modest improvement while monetary stimulus was withdrawn and international markets slowed. In the U.S., improving unemployment data and consumer confidence provided support for rising markets, while economic weakness in the Eurozone and tepid growth in emerging markets spurred more accommodative monetary policy in those economies, leading to a relative strengthening of the U.S. dollar. Investor concerns about the domestic markets centered on the prospect of the Federal Reserve raising interest rates prematurely, derailing a recovery. Nonetheless, the markets moved higher, and we view our strategy as well-positioned going forward given what we believe are attractive relative valuations in high quality companies following three years of underperformance relative to low quality firms.

As defined by the size and style indices, larger-cap stocks outperformed smaller-cap stocks and growth narrowly outpaced value during the year. While challenges remain on the horizon, we think equities continue to be an attractive asset class for long-term investors.

The Fund outperformed the return of its benchmark Russell 2000 Value Index1 (the "Index"), on a gross and net basis for the fiscal year ended October 31, 2014, with the Fund (Class A shares at net asset value) returning 11.3% versus the Index return of 7.9%.

The Fund's outperformance relative to the Index was driven by stock selection as sector allocation decisions provided a mild headwind. Underweight positions in Financials and Utilities stocks proved unfavorable as interest rates remained lower than expected, leading to outperformance in high-dividend yielding Utilities and Real Estate Investment Trusts (REITs) within the Financials sector. Some of this negative effect was offset by an overweight position in Healthcare, the strongest performing sector as well as an underweight position in Energy as the sector trailed the Index by the biggest margin during the period. Stock selection was exceptional for the year as portfolio holdings within seven of the nine economic sectors outperformed their benchmark groups. Information Technology holdings outperformed peers significantly while Industrials and Energy holdings also handily beat their benchmark groups.

PTC Inc. (PTC) was among the top contributors as the company executed on its plan to reduce operating costs and drive margin expansion. Given that PTC demonstrated strong

The Victory Equity Funds

Small Company Opportunity Fund (continued)

earnings growth in the year with minimal revenue growth, we expect that the company will see considerably higher earnings growth when the global economy improves and revenue growth accelerates as the company leverages the internal cost savings. The shares of Zebra Technologies (ZBRA) soared as the printing device manufacturer saw increased end market demand across geographies for its hardware products and delivered results ahead of expectations. In April, ZBRA announced a large acquisition that was viewed by the market to be substantially accretive to earnings, leading the shares to be revalued significantly higher. The shares of LaSalle Hotel Properties (LHO) outperformed as hotels benefited from strong demand from both business and leisure travelers, most notably on the west coast and in Boston. LHO is seeing higher earnings following the 2013 renovation of its largest hotel in New York and has improved its portfolio through acquisitions and dispositions that lowered the REIT's overweight exposure to the soft Washington, D.C. market. The shares of Esterline (ESL), a leading aerospace industry supplier, rose during the period due to increased content per aircraft and prospects for higher production levels for key aerospace programs. Furthermore, the company began restructuring initiatives to provide additional operating leverage from acceleration in top-line growth. Lastly, the shares of Steris Corporation (STE) outperformed for the year as management executed on the company's growth strategy and the company benefitted from a restructuring program that led to cost savings as well as improved product demand. The shares rose further following STE's announced acquisition of Synergy Health in October, which not only improved the company's geographic footprint, but also increased the overall recurring revenue mix, shifting away from the more volatile and less profitable capital equipment business.

TriMas (TRS) Corporation was among the biggest detractors given persistent weakness in the company's Energy business and management's announcement of a large acquisition at an expensive price. Due to this capital mismanagement, we exited our position in the TRS shares. The shares of Encore Wire (WIRE) also fell during the year due to competitive pricing pressures on building wire as well as slower market growth begining in the second calendar quarter, which was weaker than anticipated entering the year. Although industry pricing is highly competitive and volatile, WIRE has the lowest cost structure and no debt, which we feel enable it to withstand temporary price swings and gain share over time. The shares of Rosetta Resources (ROSE) underperformed, along with those of other Exploration & Production companies, as the price of crude oil plummeted through the end of the fiscal year after peaking mid-June. The shares of Steiner Leisure (STNR) declined as challenging trends in onboard consumer spending impacted the company's onboard spa services business and as the company announced the loss of an 11-ship contract with Celebrity Cruises (a division of Royal Caribbean). Additionally, results at the company's Ideal Image laser hair removal locations lagged expectations, leading management to announce that it would slow the pace of growth for new locations. Finally, the shares of Analogic Corporation (ALOG), a leader in medical imaging, ultrasound and security technology, underperformed during the year due to weak macro conditions for its products as hospital spending was lackluster and government budgets tightened globally. While we remain confident that ALOG's track record of technological innovation, margin opportunities and pristine balance sheet should set the stock up well for future appreciation, management must continue to navigate a restrictive budgetary environment for the company's end markets until fundamentals start to recover.

The Victory Equity Funds

Small Company Opportunity Fund (continued)

Average Annual Return

Year Ended October 31, 2014

	Class A		Class I	Class R	Class Y
INCEPTION DATE	3/26/99		8/31/07	8/16/83	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000 Value Index[1]
One Year	11.29%	4.89%	11.66%	10.97%	11.45%	7.89%
Three Year	16.66%	14.38%	17.07%	16.38%	N/A	17.94%
Five Year	15.89%	14.53%	16.31%	15.63%	N/A	16.15%
Ten Year	9.73%	9.08%	N/A	9.49%	N/A	7.81%
Since Inception	10.30%	9.88%	8.43%	9.89%	16.43%	N/A
Expense Ratios
Gross	1.35%		0.99%	1.57%	1.24%
With Applicable Waivers	1.35%		0.99%	1.57%	1.16%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Small Company Opportunity Fund — Growth of $10,000

1The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indicies do not include the effect of sales charges, are not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Special Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. Small and mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. The net asset value per share of the Fund will fluctuate as the value of the securities.

Commentary

The U.S. equity markets turned in another solid period of returns during the Fund's fiscal year, as U.S. economic data and corporate profits strengthened, and the accommodative interest rate environment provided a fertile backdrop for economic expansion. Despite macro-economic pressures abroad and geopolitical tensions across Europe and the Middle East, the S&P 500 rose steadily throughout the period, ending up 17.2% for fiscal year October 31, 2014.

The year was marked by a growing divergence between the improving U.S. economy and muted or slowing growth abroad. Markets responded accordingly with increased volatility in equity, currency and commodity indices. The US Dollar and Euro each rose 8%, oil prices (WTI) declined over 17% and equity markets responded with heightened volatility through the year. In the U.S., lower interest rates and energy prices together with a steady decline in unemployment helped GDP rebound from a 2.1% decrease earlier in the year to a 3.5% annual rate by third quarter — the strongest six month interval in ten years. With the economy on stronger footing, the Federal Reserve curtailed its "quantitative easing" program of bond buying that had added more than $3.5 billion to the Fed's balance sheet since 2009. The Fed has expressed an interest in keeping rates at low levels through the near term or at least until inflation exceeds its targeted levels. As we enter 2015, U.S corporate profitability is on a roll. We believe the momentum of low interest rates (for now), jobs growth, manageable energy prices and a marked rebound in consumer spending bodes well for growth in the coming year.

The Fund transitioned to a dividend growth strategy on June 1, 2014. The Fund (Class A Shares Net Asset Value) returned 8.6% for the fiscal year ended October 31, 2014 which underperformed the benchmark S&P 500 Index return of 17.2% and the Russell Midcap Index return of 15.3% over the same period.

The Fund's underperformance for the period can be attributed to a combination of sector allocation and stock selection. An underweight in Information Technology and overweight in Energy were the primary allocation decisions that detracted from results. Allocation was also negatively impacted in part by the strong performance of certain large non-dividend paying stocks in the S&P 500 (Facebook, Yahoo Gilead, Celgene) — which are not owned in the portfolio given our dividend growth mandate. Stock picking detracted from results in the Consumer Staples, Energy and Industrial sectors. Consumer Discretionary and Financials

The Victory Equity Funds

Special Value Fund (continued)

represented the strongest stock selection during the period, outperforming their benchmark groups.

Among top performing holdings for the year was Intel, which is riding the wave of a Windows 8 driven PC cycle, lower cost/higher power applications for PC, server, datacenter and mobile end markets, and near record gross margins. McGraw Hill Financial also rose sharply after spinning off its textbook publishing segment to focus on its core S&P credit ratings business, which operates in functional oligopoly (Moody's, Fitch). Strong issuance volume and new index/analytics products at S&P and Capital IQ are enabling McGraw Hill to gain share and post rising margins. Zimmer Holdings was another top performer for the Fund as the leader in orthopedic implants benefitted from strong hip and knee procedure and several new products. Importantly the company announced a merger with peer Biomet, creating the second largest orthopedic manufacturer (behind JNJ) with increased scale, geographic reach and profitability.

We continue to own each of these well positioned and growing businesses, with gaining market share, driving higher levels of profitability and generating significant free cash flow to fund dividend growth.

One of the largest detractors was NuSkin Enterprises, a direct seller of personal care products with sales operations primarily in Asia. Though earlier in the year the company had settled an investigation into its marketing practices (with a minor fine), recruitment and sales efforts stagnated in the second half of the year. Seadrill also underperformed during the year, as the owner/operator of drilling rigs experienced softening day rates for its offshore fleet when energy prices retreated. European industrial Siemens AG was also a detractor as the company dealt with headwinds of rising competition and pricing pressure in its power generation businesses and slower growth in its healthcare division. We exited these positions at various points in the year as more attractive holdings with a better outlook for consistent and profitable growth were added to the portfolio.

Despite market volatility caused by concerns over geopolitics and economic growth outside of the U.S., the case for continued growth among the Fund's portfolio holdings companies remains constant. The most significant changes over the past year were the strengthening U.S. dollar and lower energy prices which may impact reported earnings, but are largely reflected in the valuation of our holdings. Market volatility may continue, but we believe with this also brings opportunity to purchase great businesses at reasonable prices. We believe the Fund remains well positioned and diversified to benefit from its portfolio of strong, growing businesses and their rising dividends.

The Victory Equity Funds

Special Value Fund (continued)

Average Annual Return

Year Ended October 31, 2014

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	12/3/93		3/1/03		8/31/07	12/21/99	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap Index[1]	S&P 500 Index[2]
One Year	8.66%	2.41%	7.66%	6.66%	8.93%	8.34%	8.95%	15.32%	17.27%
Three Year	13.70%	11.48%	12.66%	12.66%	14.01%	13.34%	N/A	20.05%	19.76%
Five Year	12.17%	10.84%	11.12%	11.12%	12.49%	11.82%	N/A	18.97%	16.69%
Ten Year	7.55%	6.91%	6.57%	6.57%	N/A	7.20%	N/A	10.37%	8.20%
Since Inception	9.13%	8.82%	8.92%	8.92%	3.16%	8.64%	14.77%	N/A	N/A
Expense Ratios
Gross	1.27%		2.23%		1.00%	1.59%	1.72%
With Applicable Waivers	1.27%		2.20%		1.00%	1.59%	1.03%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Special Value Fund — Growth of $10,000

1The Russell Midcap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

2The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

Emerging Markets Small Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. The Fund's investments in emerging and frontier market countries may involve greater risks than investments in developed countries, including greater illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, substantial economic and political disruptions and the nationalization of foreign deposits or assets. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies.

Commentary

Stocks in markets outside of the U.S. were volatile during the fiscal year ended October 31, 2014. The prospect of the U.S. Federal Reserve pulling back on quantitative easing caused a pullback early in the period. Markets rallied back strongly during the middle of the year backed by strong economic data across regions. Then, in the final months of the fiscal year, markets were hurt by the plunge in oil prices.

For the fiscal year ended October 31, 2014, the Fund (Class A share at net asset value) outperformed its benchmark index, the MSCI Emerging Markets Small Cap Index ("Index"), gaining 9.6% while the Index returned 3.2%. Health technology, consumer durables, and health services sectors were among the biggest contributors to Fund performance while consumer non-durables, utilities, and finance partially offset these positive effects. On a country basis, stock selection was strong in South Korea, Malaysia, Turkey and India while selection in Taiwan and South Africa proved subtractive.

The top five contributors to Fund performance for the year included Hanssem, a leading Korean branded manufacturer of kitchen furniture. The company benefited from an increase in kitchen renovation in the domestic market and by adding to its sales distribution centers. Another top performer, Chularat Hospital in Thailand, was buoyed by the rise in middle class income as well as medical tourism in the region. Pax Global, the third largest manufacturer of electronic payment terminals globally with a leading market share in China, also contributed materially to performance as management pursues a strategy to increase export sales from less than 30% in 2013 to over 50% in the next several years. The remaining two top contributors were Indian: Kaveri Seed and Ajanta Pharma. Kaveri Seed is an agricultural play, with expertise in hybrid seeds technology that is benefitting from rising market penetration and an increase in market share. Ajanta Pharma, a pharmaceutical company, is

The Victory International Equity Funds

Emerging Markets Small Cap Fund (continued)

capitalizing on a growth strategy that combines the launching of their products in developed countries as well as a robust pipeline of new launches for the domestic market.

The top detractors from Fund performance included Louis XIII a country gaming specialist in the premium mass market, which has been burdened in recent months by poor sentiment in the Macau gaming sector. Another detractor was Sunspring Metal in Taiwan, a company involved in the manufacturing of decorative zinc plumbing products. Weakening sales growth and lingering production issues burdened performance. The shares of Toung Loong Textile, a Taiwanese manufacturer of yarn and sewing thread, were adversely affected by a volume decline in North American demand for color yarn for yoga products. NewOcean Energy, listed in Hong Kong, lagged as investors became concerned about the profitability of the company's business under the low crude oil price. The shares of the Taiwanese company, Green Seal, also underperformed with talks of a potential delay in the production line for their packaging film for food products.

We seek to identify small cap companies with secular earnings growth, proven financial stability, and excellent management teams. We continue to believe that the long-term economic and capital market growth potential of emerging markets remains superior to that of developed markets and that this asset class offers a unique opportunity to invest in the direct beneficiaries of these trends in the emerging world. The growth drivers in these countries continue to evolve and now include, alongside the consumer, a widening array of service industries.

The Victory International Equity Funds

Emerging Markets Small Cap Fund (continued)

Average Annual Return

Year Ended October 31, 2014

	Class A		Class C		Class I
INCEPTION DATE	4/1/14		4/11/14		4/1/14
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	MSCI EM SC Index[1]
One Year	N/A	N/A	N/A	N/A	N/A	N/A
Three Year	N/A	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	3.50%	–2.45%	4.88%	3.88%	3.70%	1.99%
Expense Ratios
Gross	3.41%		4.24%		3.16%
With Applicable Waivers	1.80%		2.55%		1.50%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Emerging Markets Small Cap Fund — Growth of $10,000

1The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of 21 emerging markets and targets approximately 14% of each market's free-float adjusted market capitalization. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the Fund may not match those in the index and performance of the Fund will differ. Direct investment in an index is not possible.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

Global Equity Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in its portfolio changes. The Fund invests in equity securities of companies in countries represented in the MSCI ACWI (All Country World Index), but may also invest in companies from other countries. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies.

Commentary

For the fiscal year ended October 31, 2014, the Fund (Class A Shares at net asset value) outperformed the Fund's benchmark, the MSCI AC World Index1, returning 10.7% while the benchmark returned 7.8%.

By region, North America, Europe and Emerging countries were the Fund's largest areas of outperformance. Only two regions detracted from overall performance, Japan and the United Kingdom.

By sector, Industrials were the most positive contributor to the Fund's performance, followed by Consumer Discretionary and Materials. Consumer Staples, Financials, and Information Technology detracted from overall performance.

Global markets have been decidedly mixed through the Fund's fiscal year end October 31, 2014. Markets performed poorly in Europe, as weak industrial production and slowing growth reminded investors of the fragility of the region's economic recovery. Despite supportive rates and talk from the European Central Bank, many countries in the region have failed to implement needed structural reforms to labor and economic markets allowing the regions low economic growth and high unemployment rates to persist.

In Asia, Japan has managed to hold most of its gains from 2013, most recently with Shinzo Abe's stimulative policies being supported by the Bank of Japan's Haruhiko Kuroda decision to buy ¥80 trillion ($698 billion) of government bonds a year, equivalent to 16% of GDP. Markets in Australia and Korea were both down on signs of China's growth trajectory continuing to slow, while China and Hong Kong's own stock market were actually up in the last year as valuation levels improved from low levels. Meanwhile, positive election results in India and Indonesia helped support these two large emerging markets.

Returns in the America's generally have been the most favorable in the world over the past fiscal year. Here, the United States led the charge with stronger than expected GDP growth and a still accommodative and supportive Federal Reserve trying to stimulate economic activity while in practice proving to be continually buoyant to asset prices. Meanwhile in

The Victory International Equity Funds

Global Equity Fund (continued)

Brazil, failure to oust incumbent president Dilma Rousseff, caused the world's 7th largest economy to push earlier market gains dramatically back into the red.

Our outlook for 2015 remains centered around several key themes: First, we are watching the strength of the US recovery as the Federal Reserve ends its quantitative easing and changes its stance from dovish to increasingly hawkish, as well as Europe's ability to grow its respective economies and make needed market reforms within a context of continued ECB stimulus. We think China's slowing economy will require some government stimulus to support current growth rates, though the exact growth rates and level of stimulus the government is willing to commit remains to be determined. Finally, and perhaps most importantly, we think globalization has helped bring emerging countries into the global economy and spur growth in their respective stock markets and Gross Domestic Products.

The Victory International Equity Funds

Global Equity Fund (continued)

Average Annual Return

Year Ended October 31, 2014

	Class A		Class C		Class I	Class R
INCEPTION DATE	3/18/10		3/18/10		3/18/10	3/1/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI AC World Index[1]
One Year	10.67%	4.34%	9.88%	8.89%	10.94%	10.39%	7.77%
Three Year	14.97%	12.73%	14.13%	14.13%	15.28%	N/A	12.98%
Five Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	11.62%	10.20%	10.80%	10.80%	11.91%	16.25%	N/A
Expense Ratios
Gross	2.01%		2.93%		1.77%	6.31%
With Applicable Waivers	1.40%		2.15%		1.15%	1.67%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Global Equity Fund — Growth of $10,000

1The MSCI AC World Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index is unmanaged and its results include reinvested dividend and/or distributions, but do not reflect the effect of sales charges, commissions, expense or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

International Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in its portfolio changes. The Fund invests in equity securities of companies in countries represented in the MSCI AC World Index (ex USA), but may also invest in companies from other countries. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies.

Commentary

For the fiscal year ended October 31, 2014, the Fund (Class A Shares at net asset value) outperformed the Fund's benchmark, the MSCI AC World Index (ex USA)1, returning 1.9% while the benchmark returned 0.1%.

By region, North America, Europe and emerging countries were the Fund's largest areas of outperformance. Only two regions detracted from overall performance, Japan and the United Kingdom.

By sector, Industrials were the most positive contributor to the Fund's performance, followed by Consumer Discretionary and Materials. Consumer Staples, Financials, and Information Technology detracted from overall performance.

Global markets have been decidedly mixed through the Fund's fiscal year end October 31, 2014. Markets performed poorly in Europe, as weak industrial production and slowing growth reminded investors of the fragility of the region's economic recovery. Despite supportive rates and talk from the European Central Bank, many countries in the region have failed to implement needed structural reforms to labor and economic markets allowing the regions low economic growth and high unemployment rates to persist.

In Asia, Japan has managed to hold most of its gains from 2013, most recently with Shinzo Abe's stimulative policies being supported by the Bank of Japan's Haruhiko Kuroda decision to buy ¥80 trillion ($698 billion) of government bonds a year, equivalent to 16% of GDP. Markets in Australia and Korea were both down on signs of China's growth trajectory continuing to slow, while China and Hong Kong's own stock market were actually up in the last year as valuation levels improved from low levels. Meanwhile, positive election results in India and Indonesia helped support these two large emerging markets.

Returns in the America's generally have been the most favorable in the world over the past fiscal year. Here, the United States led the charge with stronger than expected GDP growth and a still accommodative and supportive Federal Reserve trying to stimulate economic

The Victory International Equity Funds

International Fund (continued)

activity while in practice proving to be continually buoyant to asset prices. Meanwhile in Brazil, failure to oust incumbent president Dilma Rousseff, caused the world's seventh largest economy to push earlier market gains dramatically back into the red.

Our outlook for 2015 remains centered around several key themes: First, we are watching the strength of the US recovery as the Federal Reserve ends its quantitative easing and changes its stance from dovish to increasingly hawkish, as well as Europe's ability to grow its respective economies and make needed market reforms within a context of continued ECB stimulus. We think China's slowing economy will require some government stimulus to support current growth rates, though the exact growth rates and level of stimulus the government is willing to commit remains to be determined. Finally, and perhaps most importantly, we think globalization has helped bring emerging countries into the global economy and spur growth in their respective stock markets and Gross Domestic Products.

The Victory International Equity Funds

International Fund (continued)

Average Annual Return

Year Ended October 31, 2014

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	11/25/08		11/25/08		11/25/08	3/1/13	3/4/14	3/7/12
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	MSCI AC World ex-USA Index[1]
One Year	1.88%	–3.97%	1.05%	0.14%	2.08%	1.48%	N/A	2.11%	0.06%
Three Year	10.38%	8.22%	9.55%	9.55%	10.69%	N/A	N/A	N/A	7.70%
Five Year	7.94%	6.66%	7.11%	7.11%	8.24%	N/A	N/A	N/A	6.23%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	12.02%	10.91%	11.18%	11.18%	12.33%	8.64%	–0.95%	9.57%	N/A
Expense Ratios
Gross	2.89%		3.48%		1.10%	7.10%	1.13%	2.74%
With Applicable Waivers	1.41%		2.16%		1.10%	1.71%	1.06%	1.16%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

International Fund — Growth of $10,000

1The MSCI AC World ex-USA Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 44 country indices comprising 23 developed and 21 emerging market county indices. The index is unmanaged and its results include reinvested dividends and/or distributions, but do no reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds

International Select Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in its portfolio changes. The Fund invests in equity securities of companies in countries represented in the MSCI AC World Index (ex USA), but may also invest in companies from other countries. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies.

Commentary

For the fiscal year ended October 31, 2014, the Fund (Class A Shares at net asset value) outperformed the Fund's benchmark, the MSCI AC World Index (ex USA)1, returning 4.2% while the benchmark returned 0.1%.

By region, North America, Europe and emerging countries were the Fund's largest areas of outperformance. Only two regions detracted from overall performance, Japan and the United Kingdom.

By sector, Industrials were the most positive contributor to the Fund's performance, followed by Consumer Discretionary and Materials. Consumer Staples, Financials, and Information Technology detracted from overall performance.

Global markets have been decidedly mixed through the Fund's fiscal year end October 31, 2014. Markets performed poorly in Europe, as weak industrial production and slowing growth reminded investors of the fragility of the region's economic recovery. Despite supportive rates and talk from the European Central Bank, many countries in the region have failed to implement needed structural reforms to labor and economic markets allowing the regions low economic growth and high unemployment rates to persist.

In Asia, Japan has managed to hold most of its gains from 2013, most recently with Shinzo Abe's stimulative policies being supported by the Bank of Japan's Haruhiko Kuroda decision to buy ¥80 trillion ($698 billion) of government bonds a year, equivalent to 16% of GDP. Markets in Australia and Korea were both down on signs of China's growth trajectory continuing to slow, while China and Hong Kong's own stock market were actually up in the last year as valuation levels improved from low levels. Meanwhile, positive election results in India and Indonesia helped support these two large emerging markets.

Returns in the America's generally have been the most favorable in the world over the past fiscal year. Here, the United States led the charge with stronger than expected GDP growth and a still accommodative and supportive Federal Reserve trying to stimulate economic

The Victory International Equity Funds

International Select Fund (continued)

activity while in practice proving to be continually buoyant to asset prices. Meanwhile in Brazil, failure to oust incumbent president Dilma Rousseff, caused the world's seventh largest economy to push earlier market gains dramatically back into the red.

Our outlook for 2015 remains centered around several key themes: First, we are watching the strength of the US recovery as the Federal Reserve ends its quantitative easing and changes its stance from dovish to increasingly hawkish, as well as Europe's ability to grow its respective economies and make needed market reforms within a context of continued ECB stimulus. We think China's slowing economy will require some government stimulus to support current growth rates, though the exact growth rates and level of stimulus the government is willing to commit remains to be determined. Finally, and perhaps most importantly, we think globalization has helped bring emerging countries into the global economy and spur growth in their respective stock markets and Gross Domestic Products.

The Victory International Equity Funds

International Select Fund (continued)

Average Annual Return

Year Ended October 31, 2014

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	11/25/08		11/25/08		11/25/08	3/1/13	3/7/12
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI AC World ex-USA Index[1]
One Year	4.22%	–1.79%	3.42%	2.50%	4.55%	3.98%	4.51%	0.06%
Three Year	11.63%	9.45%	10.80%	10.80%	12.00%	N/A	N/A	7.70%
Five Year	8.25%	6.98%	7.44%	7.44%	8.59%	N/A	N/A	6.23%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	11.96%	10.85%	11.12%	11.12%	12.30%	10.47%	10.73%	N/A
Expense Ratios
Gross	2.98%		3.37%		1.10%	7.08%	2.72%
With Applicable Waivers	1.42%		2.17%		1.10%	1.71%	1.17%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

International Select Fund — Growth of $10,000

1The MSCI AC World ex-USA Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 44 country indices comprising 23 developed and 21 emerging market county indices. The index is unmanaged and its results include reinvested dividends and/or distributions, but do no reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Fund

Fund for Income

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The net asset value per share of the Fund will fluctuate as the value of the securities in the porfolio changes.

Commentary

For the year ended October 31, 2014, the Fund (Class A shares at net asset value) had a total return of 1.69%. Our benchmark, the Barclays U.S. Capital 1-5 Year Government Bond Index1, had a total return of 0.90%.

Stocks rose heartily in fiscal 2014 as the Fed set the stage for a continued rally on the back of easy money policies. The yield curve flattened dramatically from 2.25% to 1.84% spread between two year and ten year US Treasury bonds. Short rates rose roughly 0.18% to 0.49%. Rates rose 0.28%, from 1.33% for the five- year U.S. Treasury. Longer yields fell; the ten year US Treasury fell from 2.56 to 2.34% and the thirty year fell more, from 3.67 to 3.07%. Prices move opposite yields.

Virtually all sectors gained ground in the Barclays Aggregate Bond Index which had a total return of 4.14% for the year. Corporate bonds led the charge at +6.29%. Mortgages which have a shorter average life returned 4.08%. Within the mortgage market, Freddie led Fannie who in turn led Ginnie at 4.33%, 4.04% and 4.00%, respectively. Mortgages outperformed despite expectations that the end of the Fed's quantitative easing, (or outright purchases of MBS and US Treasury securities), would cause prices to fall. Prices rose due to reduced supply and increased demand from multiple sources; banks, sovereigns, hedge funds, REITs and money managers alike.

Our 80% allocation to GNMA pools led performance. Our 6% allocation to US Treasuries was the next best performer while both single family and multi family structure were positive contributors to performance albeit less so at 4% and 9% allocation, respectively. We continue to look for opportunities to improve the pools we invest in by lightening up on either consistently fast or more erratically prepaying securities in favor of more stable cash flows. This should serve our investors well as the economic data slowly improve.

We do not ascribe to the widely touted theory of de-coupling between the United States and the rest of the slowing world, developed or otherwise. We believe there has been reduced demand since the onset of the financial crisis that is structural in nature and combined with excess supply from developing nations, creates imbalances that so far, only central bankers have been willing to address. Though the quantitative easing baton has been successfully passed from the US to Europe and now China, (Japan was the originator of quantitative easing policy and continues its use extensively) we think significant fiscal policy hindrances

The Victory Taxable Fixed Income Fund

Fund for Income (continued)

to growth have yet to be addressed by political leaders in the developed nations of Europe (banking & monetary policy integration), Japan (structural reform) and the US (immigration & tax reform). As such, we expect of lower prices and the risk of U.S. imports deflation/disinflation from our trading partners. Importing deflation/disinflation should push up the U.S. dollar relative to those currencies. A stronger dollar usually means slower domestic growth as multinational corporate margins come under pressure.

The recent dip in oil prices is a double-edged sword. The perceived savings at the gas pump may find its way into lower end retailers' pockets, though overall spending cannot increase without a commensurate increase in wages. The sharper edge of the sword has the potential to hurt well-paying jobs in energy as highly levered domestic producers feel the sting of lower prices. While wage inflation in certain highly skilled markets may be a wildcard for 2015, Ms. Janet Yellen is not. We have heard speculation Ms. Yellen and her Fed posse may raise short-term rates, "to see what happens" and presumably because they would like to have the ability to cut rates should conditions deteriorate. Ms. Yellen is no cowboy. She is a product of academia and is cut from the same cloth as Depression-era expert and former Fed Chair Ben Bernanke. She may talk a good game in a soft attempt to slowly let some air out of perceived asset price bubbles, but when it comes to pulling the trigger to increase rates, if the data does not firmly support it, we do not believe she will shoot first and risk tipping the economy back into recession.

Speaking of recessions, if current trends continue, we could well see an inverted yield curve in 2015. Inverted yield curves tend to precede recessions. While not our most likely scenario, we are aware of the potential for inverted curves in 2015.

Still waters run deep. While on the surface it may look as though the labor conditions in the U.S. have improved dramatically, as evidenced by the precipitous drop in the unemployment rate, the overall participation rate for all but the eldest age cohort has remained stagnant or falling into the end of 2014. Youth and middle aged cohorts continue to struggle with multi-decade lows in their respective participation rates. This should lay to rest the persistent theme that changes in the labor force participation rate are structural; we believe the changes are predominantly cyclical. This is troubling and trends have shown scant signs of reversal. Reduced labor participation of our nation's youth does not portend well for household formation which in turn limits move-up buyers. Heavy student loan debt and banks underwriting to a tight credit box do not help. As such we would expect only a modest contribution from housing to GDP in 2015, similar to 2014.

Underestimate the impact of reduced global demand and excess supply on currencies and risk assets at your peril. Though equity and bond markets have appreciated handsomely in 2014 and risk/reward now appear to be more balanced, we believe 2015 could be an interesting year. We expect inflation to remain well anchored for foreseeable future leading the Fed to remain accommodative on US interest rates. We view the Fund's relatively stable cash-flowing portfolio is well-positioned to capitalize on this environment and continue to deliver high levels of, reliable income, despite potential headline induced interest rate gyrations.

The Victory Taxable Fixed Income Fund

Fund for Income (continued)

Average Annual Return

Year Ended October 31, 2014

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	3/26/99		3/1/02		3/1/11	9/16/87	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Barclays 1-5 Year Gov Bond Index[1]
One Year	1.69%	–0.38%	0.96%	0.00%	1.98%	1.78%	1.94%	0.90%
Three Year	1.18%	0.51%	0.41%	0.41%	1.46%	1.16%	N/A	0.79%
Five Year	2.76%	2.34%	1.96%	1.96%	N/A	2.74%	N/A	1.70%
Ten Year	3.65%	3.43%	2.84%	2.84%	N/A	3.62%	N/A	3.08%
Since Inception	4.21%	4.07%	2.90%	2.90%	2.10%	5.83%	0.62%	N/A
Expense Ratios
Gross	0.93%		1.69%		0.65%	0.94%	0.81%
With Applicable Waivers	0.93%		1.69%		0.65%	0.94%	0.71%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund for Income — Growth of $10,000

1The Barclays Capital U.S. 1-5 Year Government Bond Index is a market-weighted index measuring the performance of Treasury and Agency securities issued by the United States Government with maturities of one to five years. The index does not include the effect of expenses of sales charges and is not representative of the fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

As 2013 came to a close, the market had recently dealt with the scare of what might happen when the Federal Reserve started to taper its monthly fixed income purchases of $85 billion. During 2014, the Fed embarked on a systematic plan to cut its fixed income purchases by $10 billion a month, thus providing an exit from a large part of its quantitative easing and also shrinking its inflated balance sheet. The consensus at the beginning of 2014 among most economists was for higher interest rates as the Fed eased back on its accommodative stance and the U.S. economy continued to recover. We shared this consensus view as we moved into 2014 and thus we were comfortable with a somewhat shorter duration portfolio that had a larger focus on intermediate bonds rather than the long end of the curve.

The municipal market and the U.S. Treasury market saw a big rally right out of the chutes in 2014 as the yield on the 10 year Treasury bond dropped 35 basis points in January falling from 3.00% to 2.65%. Rates would continue to fall with the 10 year bell weather bond falling into a trading range of 2.40% to 2.60% for much of the year. Several factors were at work keeping interest rates lower throughout the year. The economy was growing slower than expected during the first part of the year. There were many geopolitical concerns such as the Russian/Ukraine crisis and the rise of ISIS in Iraq and Syria, all of which served to drive the occasional "flight to quality" and lower yields on US debt across the board. Also at work was a low rate global environment which made yields on U.S. Treasuries look rather attractive compared to other sovereign debt.

Municipals generally outperformed treasuries during 2014 up and down the curve as yields fell on both securities but at a faster rate on municipals. Other factors supportive of a strong municipal market in 2014 were a mild new issue calendar and steady inflows into open-end funds. Longer maturities fared better as measured by the Barclays municipal bond indices. For the period ending 10/31/14, the 3 year muni index posted a total return of 1.45%, the 5 year index 3.46%, the 7 year index 5.91% and the 10 year came in with a total return of 8.03%.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

The Victory National Municipal Bond fund finished the year ended October 31, 2014 in the bottom half of its peer group as measured by Morningstar. The Fund also lagged it benchmark of the 7 year Barclay's municipal index. The two main factors driving the underperformance were a shorter duration than our benchmark and our peers along with our yield curve positioning. Unfavorable yield curve positioning was the biggest driver for our underperformance. While municipals rallied up and down the curve, the vast majority of the rally took place in long maturity bonds (20 to 30 years). As mentioned earlier, we shared the consensus forecast of higher rates and thus had a more defensive position of intermediate bonds weighted heavily in the 5 year range. As the yield curve flattened drastically during the year (about 100 basis points on the slope of the 5 year versus 30 year according to Municipal Market Data) we lost ground versus our competitors who had taken a more aggressive stance and were willing to hold a higher stake in long bonds.

As we enter 2015, the Fund is in a more neutral position with respect to duration and yield curve positioning as the future is very unclear with regard to the direction of long term interest rates. While the path of very short term rates has been telegraphed by the Federal Reserve, the future for rates for 3 years or longer remains unclear. We will continue to focus on high quality bonds and security selection as tools to add value to our shareholders during 2015.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2014

	Class A		Class Y
INCEPTION DATE	2/3/94		1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Barclays 7 Year Muni Index[1]
One Year	3.32%	1.22%	3.50%	5.32%
Three Year	2.62%	1.93%	N/A	4.15%
Five Year	3.51%	3.09%	N/A	5.00%
Ten Year	3.77%	3.56%	N/A	4.66%
Since Inception	4.87%	4.77%	1.18%	N/A
Expense Ratios
Gross	1.06%		1.37%
With Applicable Waivers	0.99%		0.72%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

National Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The geographical concentration of portfolio holdings in the Fund may involve increased risk. Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

As 2013 came to a close, the market had recently dealt with the scare of what might happen when the Federal Reserve started to taper its monthly fixed income purchases of $85 billion. During 2014, the Fed embarked on a systematic plan to cut its fixed income purchases by $10 billion a month, thus providing an exit from a large part of its quantitative easing and also shrinking its inflated balance sheet. The consensus at the beginning of 2014 among most economists was for higher interest rates as the Fed eased back on its accommodative stance and the U.S. economy continued to recover. We shared this consensus view as we moved into 2014 and thus we were comfortable with a somewhat shorter duration portfolio that had a larger focus on intermediate bonds rather than the long end of the curve.

The municipal market and the U.S. Treasury market saw a big rally right out of the chutes in 2014 as the yield on the 10 year Treasury bond dropped 35 basis points in January falling from 3.00% to 2.65%. Rates would continue to fall with the 10 year bell weather bond falling into a trading range of 2.40% to 2.60% for much of the year. Several factors were at work keeping interest rates lower throughout the year. The economy was growing slower than expected during the first part of the year. There were many geopolitical concerns such as the Russian/Ukraine crisis and the rise of ISIS in Iraq and Syria, all of which served to drive the occasional "flight to quality" and lower yields on US debt across the board. Also at work was a low rate global environment which made yields on U.S. Treasuries look rather attractive compared to other sovereign debt.

Municipals generally outperformed treasuries during 2014 up and down the curve as yields fell on both securities but at a faster rate on municipals. Other factors supportive of a strong municipal market in 2014 were a mild new issue calendar and steady inflows into open-end funds. Longer maturities fared better as measured by the Barclays municipal bond indices.

The Victory Ohio Municipal Bond fund finished the year ended October 31, 2014 in the bottom half of its peer group as measured by Morningstar. The Fund also lagged it benchmark

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

of the 7 year Barclay's municipal index. The two main factors driving the underperformance were a slightly shorter duration than our benchmark and our peers along with our yield curve positioning. Unfavorable yield curve positioning was the biggest driver for our underperformance. While municipals rallied up and down the curve, the vast majority of the rally took place in long maturity bonds (20 to 30 years). As mentioned above, we shared the consensus forecast of higher rates for 2014 and thus had a more defensive position of intermediate bonds weighted heavily in the 5 year range. As the yield curve flattened drastically during the year (about 100 basis points on the slope of the 5 year versus 30 year according to Municipal Market Data) we lost ground versus our competitors who had taken a more aggressive stance and were willing to hold a higher stake in long bonds. Our core position of 2 to 3 year pre-refunded bonds which providing a tailwind in 2013 proved to be a headwind in 2014 as this part of the curve failed to participate in the rally.

As we enter 2015, the Fund is in a more neutral position with respect to duration and yield curve positioning as the future is very unclear with regard to the direction of long term interest rates. While the path of very short term rates has been telegraphed by the Federal Reserve, the future for rates for 3 years longer remains unclear. We will continue to focus on high quality bonds and security selection as tools to add value to our shareholders during 2015.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2014

	Class A
INCEPTION DATE	5/18/90
	Net Asset Value	Maximum Offering Price	Barclays 7 Year Muni Index[1]
One Year	4.90%	2.83%	5.32%
Three Year	3.24%	2.54%	4.15%
Five Year	3.48%	3.07%	5.00%
Ten Year	3.52%	3.31%	4.66%
Since Inception	5.30%	5.21%	N/A
Expense Ratios
Gross	1.04%
With Applicable Waivers	1.04%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Ohio Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Balanced Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

For the fiscal year ended October 31, 2014, the Fund (Class A Shares at net asset value) returned 8.97%, underperforming the Balanced Fund (60/40) Index, which returned 11.14%. The S&P 500 Index1 returned 17.27% over the same period.

Stocks rose heartily in fiscal 2014 as the Fed set the stage for a continued rally on the back of easy money policies. The yield curve flattened dramatically from 2.25% to 1.84% spread between two year and ten year US Treasury bonds. Short rates rose roughly 0.18% to 0.49%. Rates rose 0.28%, from 1.33% for the five- year U.S. Treasury. Longer yields fell; the ten year US Treasury fell from 2.56 to 2.34% and the thirty year fell more, from 3.67 to 3.07%. Prices move opposite yields.

Virtually all sectors gained ground in the Barclays Aggregate Index which had a total return of 4.14% for the year. Corporate bonds led the charge at +6.29%. Mortgages which have a shorter average life returned 4.08%. Within the mortgage market, Freddie led Fannie who in turn led Ginnie at 4.33%, 4.04% and 4.00%, respectively. Mortgages outperformed despite expectations that the end of the Fed's quantitative easing, (or outright purchases of MBS and US Treasury securities), would cause prices to fall. Prices rose due to reduced supply and increased demand from multiple sources; banks, sovereigns, hedge funds, REITs and money managers alike.

Our 90% allocation to GNMA pools led performance by a four to one margin. Our 10% allocation to US Treasuries was also accretive. We continue to perform pool improvements, lightening up on either consistently fast or more erratically prepaying securities in favor of more stable cash flows. This should serve our investors well as the economic data slowly improve.

We do not ascribe to the widely touted theory of de-coupling between the United States and the rest of the slowing world, developed or otherwise. We believe there has been reduced demand since the onset of the financial crisis that is structural in nature and combined with excess supply from developing nations, creates imbalances that so far, only central bankers have been willing to address. Though the quantitative easing baton has been successfully passed from the US to Europe and now China, (Japan was the originator of QE and continues its use extensively) significant fiscal policy hindrances to growth have yet to be addressed by political leaders in the developed nations of Europe (banking & monetary policy integration), Japan (structural reform) and the US (immigration & tax reform). As such, we have expectations of lower prices and the risk the US imports deflation/disinflation from our

The Victory Hybrid Funds

Balanced Fund (continued)

trading partners. Importing deflation/disinflation should push up the dollar relative to those currencies. A stronger U.S. dollar usually means slower domestic growth as multinational corporate margins come under pressure.

The recent dip in oil prices is a double-edged sword. The perceived savings at the gas pump may find its way into lower end retailers' pockets, though overall spending cannot increase without a commensurate increase in wages. The sharper edge of the sword has the potential to hurt well-paying jobs in energy as highly levered domestic producers feel the sting of lower prices. While wage inflation in certain highly skilled markets may be a wildcard for 2015, Ms. Janet Yellen is not. We have heard speculation Ms. Yellen and her Fed posse may raise short-term rates, "to see what happens" and presumably because they would like to have the ability to cut rates should conditions deteriorate. Ms. Yellen is no cowboy. She is a product of academia and is cut from the same cloth as Depression-era expert and former Fed Chair Ben Bernanke. She may talk a good game in a soft attempt to slowly let some air out of perceived asset price bubbles, but when it comes to pulling the trigger to increase rates, if the data does firmly support it, we do not believe she will shoot first and risk tipping the economy back into recession.

Speaking of recessions, if current trends continue, we could well see an inverted yield curve in 2015. Inverted yield curves tend to precede recessions. While not our most likely scenario, we are aware of the potential for inverted curves in 2015.

Still waters run deep. While on the surface it may look as though the labor conditions in the U.S. have improved dramatically, as evidenced by the precipitous drop in the unemployment rate, the overall participation rate for all but the eldest age cohort has remained stagnant or falling into the end of 2014. Youth and middle aged cohorts continue to struggle with multi-decade lows in their respective participation rates. This should lay to rest the persistent theme that changes in the labor force participation rate are structural; we believe the changes are predominantly cyclical. This is troubling and trends have shown scant signs of reversal. Reduced labor participation of our nation's youth does not portend well for household formation which in turn limits move-up buyers. Heavy student loan debt and banks underwriting to a tight credit box do not help. As such we would expect only a modest contribution from housing to GDP in 2015, similar to 2014.

We believe the impact of reduced global demand and excess supply will drive slow global growth. Equity and bond markets have appreciated handsomely in 2014, risk and reward now appear more balanced. 2015 could be an interesting year. We expect inflation to remain well anchored for foreseeable future leading the Fed to remain accommodative on US interest rates. Our relatively stable cash flowing portfolio is well positioned to capitalize on this environment and continue to deliver high, reliable income, despite potential headline induced interest rate gyrations.

Equity markets continued higher in fiscal 2014, the sixth consecutive year of positive returns, and are now well above 2007 peak levels. After a difficult start, primarily related to an abnormally bad winter season, the U.S. economy returned to an upward trajectory. Slowing growth in emerging markets and the European region did little to impact performance in the U.S. During the period, the Federal Reserve began its initial tightening process under new Chairwoman Janet Yellen, ending its bond buying program, However interest rates have yet to increase and low inflation has afforded the committee more time to maintain these low levels. Geopolitical tensions heightened, most notably with rising concern over Russia's

The Victory Hybrid Funds

Balanced Fund (continued)

occupation of Crimea, and increasing conflict with the Islamic Militants (ISIS). The U.S. Dollar appreciated meaningfully in 2014, demonstrating the increasing relative attractiveness of our economy and diverging monetary policies. Although top line growth remains tepid, corporate earnings growth is still healthy at 7%, and with valuations that began fiscal 2014 at 15X earnings, the backdrop has been very favorable for U.S. equities. After a very strong showing in fiscal 2013, the Fund returned 13.5%, but underperformed its S&P 500 Index benchmark return of 17.2%.

Leading the market higher were Healthcare and Technology stocks, with returns for both sectors exceeding 25%. Strength in Healthcare was predominantly in the Biotech industry with new product introductions and Specialty Pharmaceuticals where there was a significant amount of merger and acquisition activity. Technology was led by many of the mega-capitalization industry leaders on favorable valuations along with stabilization in key end-markets and enterprise spending. The more commodity-sensitive Energy sector was the worst performing during the fiscal year as oil prices fell approximately 17%. Within the Fund, relative performance was most positive in the Materials and Technology sectors, while the Health Care and Energy sectors were detractors.

Apple, Intel, and General Dynamics were the top contributors to the portfolio. Apple's increased capital return to shareholders was viewed favorably, but the strength of the launch of its new iPhone 6 in our view was more impactful to share performance. Intel benefitted from stabilization in the PC market, and its growing competitive advantage in its manufacturing process. General Dynamics has benefitted from strength in its Gulfstream business jet performance, stabilization in defense spending, and new leadership that is more share-holder focused. Detractors from performance included Chesapeake Energy, News Corp, and Royal Philips. Chesapeake underperformed late in the year, negatively impacted by the significant decline in the commodity price. News Corp has a disproportionate amount of their business outside of the United States, specifically in Australia where despite owning leading cable brands, currency fluctuations and a declining newspaper business negatively impacted financial performance. Royal Philips was hurt by performance in its health care division, specifically slower growth in China and a temporary shutdown of one of its manufacturing facilities in Ohio.

The Victory Hybrid Funds

Balanced Fund (continued)

Average Annual Return

Year Ended October 31, 2014

	Class A		Class C		Class I	Class R
INCEPTION DATE	12/10/93		3/1/03		8/31/07	12/15/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P 500 Index[1]	Balanced Fund (60/40) Index,2
One Year	8.97%	2.70%	8.16%	7.16%	9.20%	8.66%	17.27%	11.14%
Three Year	13.01%	10.79%	12.21%	12.21%	13.28%	12.66%	19.76%	13.44%
Five Year	10.18%	8.88%	9.38%	9.38%	10.63%	9.82%	16.69%	12.13%
Ten Year	6.26%	5.63%	5.41%	5.41%	N/A	5.85%	8.20%	6.89%
Since Inception	7.15%	6.85%	6.40%	6.40%	5.29%	4.43%	N/A	N/A
Expense Ratios
Gross	1.44%		2.66%		4.46%	1.72%
With Applicable Waivers	1.15%		1.85%		0.90%	1.45%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Balanced Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The Balanced Fund (60/40) Index currently consists of the following weightings: 60% S&P 500 Index1, 40% Barclays Capital 1-5 Year U.S. Government Bond Index. Prior to May 1, 2013, the weightings were: 60% S&P 500 Index1, 40% Barclays Capital U.S. Aggregate Bond Index. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds

Investment Grade Convertible Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

The Fund (Class A Shares at net asset value) underperformed the index by 2.8% during the past fiscal year returning 14.0% compared to the 16.8% return of the Merrill Lynch Investment Grade Convertibles Index (VXA1).

Entering the 2014 fiscal year, we believed that a growing economy, low interest rates, low inflation, and solid earnings would translate into higher U.S. stock prices. Convertibles perform best when the economy is growing and when stocks are rising, but also when there is uncertainty that invites investor caution. While the economy was not considered robust, it did continue to grow and the S&P 500 returned 17.3% for the 2014 fiscal year. This stock backdrop, plus stable credit spreads, provided an excellent environment for the convertible asset class. Additionally, there was a clear dichotomy within the convertible universe that favored our investment grade approach. While the Fund trailed the benchmark, the Fund produced a very competitive return relative to our convertible peers and to other assets classes. The Fund handily outperformed straight bonds as measured by the Barclays U.S. Aggregate Bond Index and captured 81% of the S&P 500 return.

In terms of sectors performance, all sectors contributed positively to the return except for the Staples sector. Healthcare, Technology, Financials and Industrials led the portfolio. Healthcare, our second largest sector, contributed approximately 700 basis points to the return due to excellent performance from a diversified set of health care companies. Gilead Sciences, Wellpoint Inc., Teva Pharmaceutical, and Johnson and Johnson led this sector. Technology was the second largest contributor, with chipmaker Intel leading the way. Other electronics manufacturers, Micron Technology and Lam Research provided additional return. Both Financials and Industrials contributed equally. Good performers include Southwest Airlines, Janus Capital, Wells Fargo and MetLife. The best outright performer in the portfolio was Southwest Airlines, up 59%. The Fund's largest holdings, Gilead Sciences, was our second best performer, up 57% and our largest contributor. Other notable performers include Alcoa, Priceline Group, and Dominion Resources.

On the downside, names that hurt the Fund's return during the period included Ford Motor Company, Toll Brothers, Archer Daniels, Fluor Corp, and Newmont Mining. Ford had the biggest drag on the return due to lagging sales outside of the U.S. Finally, an underweight to Mylan Inc. early in the year hurt the return on a relative basis. In terms of portfolio structure and equity sensitivity (as measured by delta), the Fund was positioned with a larger delta

The Victory Hybrid Funds

Investment Grade Convertible Fund (continued)

throughout the year. On average, our delta was 9% higher than the Index, allowing us to capture a greater percentage of underlying stock movement.

As a risk control, single issuers are capped at a 5% weight at cost. Holdings may then appreciate over this 5% threshold. Over the past year, two Index constituents hurt our relative performance due to their outsized weights in the Index. Intel Corp, was up 30% with an average weighting of about 10% (weight range from 8-12%) over this time period. Additionally, Wells Fargo, also 10% of the Index, was up 13%. While we maintained full positions in these two securities, our underweight contributed to the majority of our underperformance.

We structure our portfolios with approximately 1/3 of the holdings in equity-sensitive, high-delta convertibles, 1/3 in total return, middle-of-the-road convertibles and 1/3 in defensive, fixed-income oriented convertibles. This structure is designed to provide a balance between upside participation during good markets and downside protection during bad markets. In addition, the Fund continues to focus on the high-credit quality segment of the market, which results in a weighted average investment-grade rating.

The Victory Hybrid Funds

Investment Grade Convertible Fund (continued)

Average Annual Return

Year Ending October 31, 2014

	Class A		Class I
INCEPTION DATE	4/14/88		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Merrill Lynch All Investment Grade US Convertibles (VXA1) Index[1]
One Year	14.03%	11.75%	14.68%	16.75%
Three Year	12.60%	11.86%	13.13%	14.93%
Five Year	10.00%	9.56%	10.46%	11.13%
Ten Year	5.39%	5.18%	N/A	5.48%
Since Inception	7.76%	7.67%	4.73%	N/A
Expense Ratios
Gross	1.50%		1.19%
With Applicable Waivers	1.50%		1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Investment Grade Convertible Fund — Growth of $10,000

1The BofA Merrill Lynch All Investment Grade Convertibles Index is a market capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADR's or cash equivalent and have a market value of at least $50 million. Composed of Coupon, OID, or zero coupon convertible bonds rated by Moody's and/or S&P with an average rating of Baa3/BBB- or higher. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Portfolios  Schedule of Portfolio Investments
Dividend Growth Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.4%)
Consumer Discretionary (13.8%):
CBS Corp., Class B	2,290	$124
Comcast Corp., Class A	6,280	348
Starbucks Corp.	780	59
The Home Depot, Inc.	1,630	159
The Walt Disney Co.	1,740	159
TJX Cos., Inc.	3,050	193
Yum! Brands, Inc.	1,130	81
		1,123
Consumer Staples (11.0%):
Anheuser-Busch InBev NV, ADR	1,430	159
Mondelez International, Inc.	4,020	142
PepsiCo, Inc.	1,050	101
The Procter & Gamble Co.	2,080	182
Walgreen Co.	2,960	190
Wal-Mart Stores, Inc.	1,440	110
		884
Energy (8.9%):
Baker Hughes, Inc.	1,920	102
BP PLC, ADR	1,870	81
Halliburton Co.	3,730	205
Occidental Petroleum Corp.	2,390	212
Williams Cos., Inc.	2,210	123
		723
Financials (16.9%):
Bank of America Corp.	9,190	158
BlackRock, Inc.	550	188
Capital One Financial Corp.	1,900	157
Citigroup, Inc.	3,020	162
CME Group, Inc.	1,890	158
JPMorgan Chase & Co.	2,960	178
McGraw-Hill Cos., Inc.	2,200	199
MetLife, Inc.	3,060	166
		1,366
Health Care (19.9%):
Abbvie, Inc.	2,770	176
Johnson & Johnson	1,430	154
Medtronic, Inc.	4,440	303
Pfizer, Inc.	5,030	151
Roche Holdings Ltd., ADR	3,950	145
St. Jude Medical, Inc.	2,670	171
Thermo Fisher Scientific, Inc.	1,430	168
UnitedHealth Group, Inc.	2,060	196
Zimmer Holdings, Inc.	1,310	146
		1,610

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Dividend Growth Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (8.0%):
Honeywell International, Inc.	790	$76
Tyco International Ltd.	3,780	163
Union Pacific Corp.	1,470	171
United Parcel Service, Inc., Class B	1,570	165
W.W. Grainger, Inc.	320	79
		654
Information Technology (17.0%):
Accenture PLC, Class A	1,110	90
Apple, Inc.	2,380	257
Applied Materials, Inc.	11,280	249
Cisco Systems, Inc.	4,510	110
Intel Corp.	6,650	226
Microsoft Corp.	5,100	239
QUALCOMM, Inc.	2,470	194
		1,365
Materials (1.9%):
Monsanto Co.	1,310	151
Total Common Stocks (Cost $6,433)		7,876
Investment Companies (3.2%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (a)	255,453	255
Total Investment Companies (Cost $255)		255
Total Investments (Cost $6,688) — 100.6%		8,131
Liabilities in excess of other assets — (0.6)%		(49)
NET ASSETS — 100.00%		$8,082

(a)  Rate disclosed is the daily yield on 10/31/14.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Established Value Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (94.8%)
Consumer Discretionary (8.4%):
Autoliv, Inc.	236,700	$21,715
Gannett Co., Inc.	559,200	17,615
Harley-Davidson, Inc.	325,813	21,406
Johnson Controls, Inc.	627,000	29,625
Nordstrom, Inc.	554,700	40,277
Panera Bread Co. (a)	162,237	26,224
Ross Stores, Inc.	351,800	28,397
		185,259
Consumer Staples (4.5%):
Casey's General Stores, Inc.	446,600	36,563
Ingredion, Inc.	349,600	27,007
J.M. Smucker Co.	346,100	35,994
		99,564
Energy (3.0%):
Denbury Resources, Inc.	1,726,400	21,407
Devon Energy Corp.	737,800	44,268
		65,675
Financials (23.6%):
Alexandria Real Estate Equities, Inc.	508,600	42,213
Alleghany Corp. (a)	107,700	47,849
City National Corp.	317,700	25,006
Cullen/Frost Bankers, Inc.	442,100	35,726
DDR Corp.	1,958,300	35,524
Fifth Third Bancorp	1,060,800	21,205
Invesco Ltd.	800,700	32,404
Jones Lang LaSalle, Inc.	242,200	32,748
Markel Corp. (a)	63,600	43,941
Marsh & McLennan Cos., Inc.	409,600	22,270
Progressive Corp.	1,415,200	37,375
SunTrust Banks, Inc.	569,900	22,306
The Chubb Corp.	453,800	45,090
W.R. Berkley Corp.	430,600	22,193
Waddell & Reed Financial, Inc.	303,300	14,480
Willis Group Holdings PLC	918,700	37,235
		517,565
Health Care (7.8%):
CareFusion Corp. (a)	367,600	21,089
Cigna Corp.	269,900	26,874
Hospira, Inc. (a)	195,100	10,477
Mednax, Inc. (a)	303,000	18,916
Patterson Cos., Inc.	1,206,400	52,009
PerkinElmer, Inc.	197,200	8,562
WellPoint, Inc.	271,300	34,371
		172,298

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (15.8%):
Allison Transmission Holding, Inc.	1,089,492	$35,386
Cintas Corp.	434,400	31,815
Clean Harbors, Inc. (a)	317,000	15,733
Dover Corp.	243,300	19,328
Hubbell, Inc., Class B	118,800	13,473
Ingersoll-Rand PLC	365,200	22,869
Kennametal, Inc.	521,100	20,120
Masco Corp.	1,423,500	31,417
MasTec, Inc. (a)	507,600	14,538
Parker Hannifin Corp.	188,500	23,944
Regal-Beloit Corp.	356,100	25,273
Republic Services, Inc.	926,600	35,581
Robert Half International, Inc.	342,800	18,779
Rockwell Automation, Inc.	197,500	22,189
Xylem, Inc.	471,500	17,144
		347,589
Information Technology (16.3%):
Analog Devices, Inc.	642,500	31,881
Avnet, Inc.	758,772	32,817
Booz Allen Hamilton Holdings Corp.	420,600	11,083
Broadridge Financial Solutions, Inc.	787,400	34,590
Fidelity National Information Services, Inc.	778,800	45,474
Juniper Networks, Inc.	1,748,300	36,837
KLA-Tencor Corp.	554,200	43,864
On Semiconductor Corp. (a)	3,162,700	26,219
Synopsys, Inc. (a)	840,500	34,444
TE Connectivity Ltd.	565,100	34,545
Teradata Corp. (a)	611,200	25,866
		357,620
Materials (8.0%):
AptarGroup, Inc.	89,509	5,571
Avery Dennison Corp.	472,900	22,155
Bemis Co., Inc.	889,700	34,227
International Flavors & Fragrances, Inc.	222,300	22,041
Methanex Corp.	403,100	23,921
Reliance Steel & Aluminum Co.	680,800	45,940
RPM International, Inc.	461,200	20,892
		174,747
Utilities (7.4%):
Alliant Energy Corp.	599,200	37,097
Atmos Energy Corp.	756,100	40,073
DTE Energy Co.	431,900	35,485
Energen Corp.	183,000	12,389
Xcel Energy, Inc.	1,124,500	37,637
		162,681
Total Common Stocks (Cost $1,656,867)		2,082,998

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Established Value Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (1.3%)
iShares Russell Midcap Value Index Fund	380,700	$27,570
Total Exchange-Traded Funds (Cost $17,807)		27,570
Investment Companies (5.3%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	117,439,706	117,440
Total Investment Companies (Cost $117,440)		117,440
Total Investments (Cost $1,792,114) — 101.4%		2,228,008
Liabilities in excess of other assets — (1.4)%		(31,317)
NET ASSETS — 100.00%		$2,196,691

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/14.

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Large Cap Growth Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.5%)
Consumer Discretionary (23.3%):
Advance Auto Parts, Inc.	37,725	$5,544
Amazon.com, Inc. (a)	19,375	5,918
Canadian Pacific Railway Ltd.	41,250	8,567
Michael Kors Holdings Ltd. (a)	72,650	5,710
Priceline.com, Inc. (a)	7,275	8,775
Starbucks Corp.	91,750	6,933
Tractor Supply Co.	82,175	6,017
		47,464
Consumer Staples (3.5%):
Monster Beverage Corp. (a)	70,050	7,067
Energy (5.7%):
FMC Technologies, Inc. (a)	106,875	5,989
Halliburton Co.	101,725	5,609
		11,598
Financials (6.5%):
Affiliated Managers Group, Inc. (a)	30,150	6,024
The Charles Schwab Corp.	218,700	6,270
Wells Fargo & Co.	18,800	998
		13,292
Health Care (18.8%):
Alexion Pharmaceuticals, Inc. (a)	33,675	6,444
Biogen Idec, Inc. (a)	14,800	4,752
Celgene Corp. (a)	93,450	10,008
Cerner Corp. (a)	89,775	5,686
Gilead Sciences, Inc. (a)	104,450	11,698
		38,588
Industrials (4.4%):
Precision Castparts Corp.	23,125	5,104
United Rentals, Inc. (a)	35,900	3,951
		9,055
Internet Software & Services (8.5%):
Facebook, Inc. (a)	95,000	7,125
Google, Inc., Class A (a)	18,375	10,342
		17,467
IT Services (7.6%):
Alliance Data Systems Corp. (a)	22,600	6,404
Visa, Inc., Class A	37,375	9,023
		15,427
Materials (2.7%):
Ecolab, Inc.	49,000	5,450
Semiconductors & Semiconductor Equipment (2.2%):
Skyworks Solutions, Inc.	76,400	4,450

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Large Cap Growth Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Software (6.8%):
Adobe Systems, Inc. (a)	95,250	$6,679
Alibaba Group Holding Ltd., ADR (a)	33,700	3,323
VMware, Inc., Class A (a)	47,625	3,980
		13,982
Technology Hardware, Storage & Peripherals (7.5%):
Apple, Inc.	94,100	10,162
SanDisk Corp.	55,625	5,237
		15,399
Total Common Stocks (Cost $128,771)		199,239
Investment Companies (2.2%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	4,494,344	4,494
Total Investment Companies (Cost $4,494)		4,494
Total Investments (Cost $133,265) — 99.7%		203,733
Other assets in excess of liabilities — 0.3%		544
NET ASSETS — 100.00%		$204,277

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/14.

ADR — American Depositary Receipt

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Select Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (86.3%)
Consumer Discretionary (10.8%):
H&R Block, Inc.	6,799	$220
PVH Corp.	513	58
Starbucks Corp.	621	47
		325
Consumer Staples (16.5%):
Anheuser-Busch InBev NV, ADR	280	31
CVS Caremark Corp.	1,296	111
Diageo PLC, ADR	905	107
The Procter & Gamble Co.	1,361	119
Wal-Mart Stores, Inc.	1,714	130
		498
Energy (5.1%):
BP PLC, ADR	3,508	152
Financials (14.5%):
Bank of America Corp.	8,693	149
Bank of New York Mellon Corp.	3,509	136
Citigroup, Inc.	2,822	151
		436
Health Care (9.7%):
Baxter International, Inc.	1,924	135
Merck & Co., Inc.	2,668	155
		290
Industrials (9.1%):
Nielsen Holdings NV	2,031	86
Siemens AG, ADR	530	60
United Parcel Service, Inc., Class B	1,206	127
		273
Information Technology (16.1%):
Altera Corp.	1,036	36
Applied Materials, Inc.	6,765	149
EMC Corp.	4,141	119
Google, Inc., Class C (a)	295	165
Intel Corp.	431	15
		484
Materials (4.5%):
Air Products & Chemicals, Inc.	1,006	135
Total Common Stocks (Cost $2,462)		2,593
See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Select Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Investment Companies (13.0%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	391,878	$392
Total Investment Companies (Cost $392)		392
Total Investments (Cost $2,854) — 99.3%		2,985
Other assets in excess of liabilities — 0.7%		20
NET ASSETS — 100.00%		$3,005

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/14.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Small Company Opportunity Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (92.5%)
Consumer Discretionary (9.9%):
ANN, Inc. (a)	344,500	$13,225
Brown Shoe Co., Inc.	961,700	25,572
Brunswick Corp.	391,200	18,308
Callaway Golf Co.	1,991,400	15,613
Core-Mark Holding Co., Inc.	183,800	10,666
Dana Holding Corp.	355,200	7,267
Denny's Corp. (a)	564,824	4,869
DeVry Education Group, Inc.	442,500	21,421
Drew Industries, Inc.	213,400	10,256
Genesco, Inc. (a)	211,500	16,220
La-Z-Boy, Inc.	1,063,480	24,311
Modine Manufacturing Co. (a)	1,309,233	16,797
Oxford Industries, Inc.	242,543	14,856
Rush Enterprises, Inc., Class A (a)	239,400	9,121
Steven Madden Ltd. (a)	483,820	15,168
The Cheesecake Factory, Inc.	375,000	17,228
		240,898
Consumer Staples (2.5%):
Casey's General Stores, Inc.	235,200	19,256
Dean Foods Co.	1,612,200	23,715
Lancaster Colony Corp.	194,300	17,777
		60,748
Energy (4.7%):
Delek US Holdings, Inc.	775,900	26,295
Helix Energy Solutions Group, Inc. (a)	1,271,100	33,862
Rosetta Resources, Inc. (a)	607,800	23,115
Unit Corp. (a)	625,400	30,282
		113,554
Financials (21.9%):
American Financial Group, Inc.	397,400	23,776
AMERISAFE, Inc.	214,525	8,946
Argo Group International Holdings	366,113	20,429
Associated Banc-Corp.	1,945,709	36,579
Brown & Brown, Inc.	989,200	31,516
Columbia Banking System, Inc.	1,112,600	30,908
Endurance Specialty Holdings Ltd.	424,700	24,611
FNB Corp.	2,313,100	29,585
HCC Insurance Holdings	693,400	36,190
IBERIABANK Corp.	383,139	26,383
Independent Bank Corp.	644,471	26,294
Infinity Property & Casualty Corp.	251,500	18,362
Lakeland Financial Corp.	400,300	16,588
LaSalle Hotel Properties	739,200	28,984
Old National Bancorp	1,711,500	24,902
PacWest Bancorp	574,300	24,500
Potlatch Corp.	783,600	34,471

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Primerica, Inc.	304,317	$15,566
Selective Insurance Group, Inc.	247,810	6,398
StanCorp Financial Group, Inc.	497,800	34,627
Sterling BanCorp/DE	2,194,900	30,860
		530,475
Health Care (6.7%):
Analogic Corp.	285,400	20,817
Charles River Laboratories International, Inc. (a)	186,600	11,786
Hill-Rom Holdings, Inc.	406,100	18,063
ICU Medical, Inc. (a)	348,200	24,688
Integra Lifesciences Holdings (a)	690,500	35,291
Owens & Minor, Inc.	939,200	31,294
STERIS Corp.	340,428	21,038
		162,977
Industrials (23.2%):
ABM Industries, Inc.	1,124,324	31,077
Actuant Corp.	761,500	24,132
Altra Industrial Motion Corp.	578,400	18,231
Astec Industries, Inc.	559,900	21,226
Barnes Group, Inc.	547,600	20,020
Beacon Roofing Supply, Inc. (a)	600,500	16,615
Briggs & Stratton Corp.	797,400	16,115
Carlisle Cos., Inc.	270,884	24,076
Celadon Group, Inc.	422,600	8,224
Comfort Systems USA, Inc.	750,100	11,522
EMCOR Group, Inc.	842,800	37,194
Encore Wire Corp.	322,200	12,224
Forward Air Corp.	439,700	21,048
GATX Corp.	184,000	11,666
Granite Construction, Inc.	735,200	27,136
Kennametal, Inc.	396,600	15,313
Korn/Ferry International (a)	622,700	17,392
McGrath RentCorp	65,411	2,389
Mueller Industries, Inc.	1,095,700	35,567
Multi-Color Corp.	235,385	11,604
Primoris Services Corp.	582,605	16,732
Progressive Waste Solutions Ltd.	792,300	23,159
Quanex Building Products Corp.	957,500	19,169
Seaboard Corp. (a)	4,583	14,083
Sykes Enterprises, Inc. (a)	1,431,500	30,835
Watts Water Technologies, Inc., Class A	329,400	19,972
Werner Enterprises, Inc.	1,145,500	31,547
Woodward, Inc.	431,500	22,097
		560,365
Information Technology (13.8%):
Anixter International, Inc.	376,900	32,100
Diebold, Inc.	409,700	14,516
Entegris, Inc. (a)	1,989,000	27,011

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Small Company Opportunity Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Fair Isaac Corp.	432,500	$26,945
Fairchild Semiconductor International, Inc. (a)	915,771	14,057
Ingram Micro, Inc. (a)	903,800	24,258
Integrated Device Technology, Inc. (a)	748,900	12,289
Littelfuse, Inc.	289,400	28,228
Microsemi Corp. (a)	673,000	17,545
Microstrategy, Inc., Class A (a)	166,300	26,754
MKS Instruments, Inc.	932,151	33,931
Plexus Corp. (a)	794,700	32,860
PTC, Inc. (a)	623,400	23,783
Rudolph Technologies, Inc. (a)	610,233	5,358
West Pharmaceutical Services, Inc.	270,100	13,843
		333,478
Materials (6.7%):
Cabot Corp.	349,233	16,215
Calgon Carbon Corp. (a)	1,165,629	24,513
H.B. Fuller Co.	552,300	23,180
Kaiser Aluminum Corp.	360,500	25,073
Olin Corp.	1,244,264	30,161
Sensient Technologies Corp.	365,800	21,648
Silgan Holdings, Inc.	453,092	22,274
		163,064
Utilities (3.1%):
ALLETE, Inc.	526,100	27,483
El Paso Electric Co.	684,800	25,913
NorthWestern Corp.	418,300	22,103
		75,499
Total Common Stocks (Cost $1,829,274)		2,241,058
Exchange-Traded Funds (1.3%)
iShares Russell 2000 Value Index Fund	314,200	31,445
Total Exchange-Traded Funds (Cost $28,018)		31,445
Investment Companies (6.7%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	163,184,126	163,184
Total Investment Companies (Cost $163,184)		163,184
Total Investments (Cost $2,020,476) — 100.5%		2,435,687
Liabilities in excess of other assets — (0.5)%		(12,642)
NET ASSETS — 100.00%		$2,423,045

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/14.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Special Value Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.2%)
Consumer Discretionary (14.2%):
CBS Corp., Class B	44,600	$2,418
Comcast Corp., Class A	124,400	6,886
Starbucks Corp.	15,500	1,171
The Home Depot, Inc.	32,300	3,150
The Walt Disney Co.	34,400	3,143
TJX Cos., Inc.	59,800	3,786
Yum! Brands, Inc.	22,200	1,595
		22,149
Consumer Staples (11.1%):
Anheuser-Busch InBev NV, ADR	28,400	3,152
Mondelez International, Inc.	78,300	2,761
PepsiCo, Inc.	20,400	1,962
The Procter & Gamble Co.	41,000	3,578
Walgreen Co.	57,400	3,685
Wal-Mart Stores, Inc.	28,000	2,136
		17,274
Energy (9.1%):
Baker Hughes, Inc.	37,700	1,997
BP PLC, ADR	36,800	1,599
Halliburton Co.	72,700	4,008
Occidental Petroleum Corp.	47,100	4,189
Williams Cos., Inc.	43,300	2,404
		14,197
Financials (17.2%):
Bank of America Corp.	180,100	3,091
BlackRock, Inc.	10,800	3,684
Capital One Financial Corp.	37,300	3,087
Citigroup, Inc.	58,800	3,148
CME Group, Inc.	37,700	3,160
JPMorgan Chase & Co.	57,400	3,472
McGraw-Hill Cos., Inc.	43,300	3,917
MetLife, Inc.	59,300	3,216
		26,775
Health Care (20.3%):
Abbvie, Inc.	53,800	3,415
Johnson & Johnson	28,400	3,061
Medtronic, Inc.	86,200	5,875
Pfizer, Inc.	98,400	2,947
Roche Holdings Ltd., ADR	77,500	2,853
St. Jude Medical, Inc.	52,800	3,388
Thermo Fisher Scientific, Inc.	28,400	3,339
UnitedHealth Group, Inc.	40,200	3,819
Zimmer Holdings, Inc.	25,500	2,837
		31,534

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Special Value Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (8.2%):
Honeywell International, Inc.	15,600	$1,499
Tyco International Ltd.	74,100	3,181
Union Pacific Corp.	28,900	3,366
United Parcel Service, Inc., Class B	30,700	3,221
W.W. Grainger, Inc.	6,312	1,558
		12,825
Information Technology (17.2%):
Accenture PLC, Class A	21,600	1,752
Apple, Inc.	47,300	5,108
Applied Materials, Inc.	219,900	4,858
Cisco Systems, Inc.	88,000	2,153
Intel Corp.	130,400	4,435
Microsoft Corp.	99,900	4,690
QUALCOMM, Inc.	48,600	3,816
		26,812
Materials (1.9%):
Monsanto Co.	25,400	2,922
Total Common Stocks (Cost $150,255)		154,488
Investment Companies (2.3%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (a)	3,639,731	3,640
Total Investment Companies (Cost $3,640)		3,640
Total Investments (Cost $153,895) — 101.5%		158,128
Liabilities in excess of other assets — (1.5)%		(2,313)
NET ASSETS — 100.00%		$155,815

(a)  Rate disclosed is the daily yield on 10/31/14.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Emerging Markets Small Cap Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (94.0%)
Brazil (7.9%):
Consumer Discretionary (1.4%):
GAEC Anima Educacao SA (b)	4,900	$62
Tupy SA (b)	1,000	7
		69
Consumer Staples (1.1%):
M Dias Branco SA	1,400	55
Financials (2.0%):
Brasil Insurance Participaco	12,500	38
Valid Solucoes SA	3,700	59
		97
Health Care (2.4%):
Odontoprev SA	15,400	56
Qualicorp SA (b)	6,200	63
		119
Information Technology (1.0%):
Linx SA	2,500	52
		392
Cayman Islands (1.7%):
Industrials (0.6%):
Green Seal Holding Ltd.	6,700	31
Information Technology (1.1%):
FIH Mobile Ltd. (b)	100,000	53
		84
China (3.7%):
Industrials (1.5%):
Sunny Optical Technology Group Co. Ltd.	44,000	71
Information Technology (1.1%):
Goldpac Group Ltd.	58,000	56
Materials (1.1%):
CPMC Holdings Ltd.	73,000	55
		182
Hong Kong (6.2%):
Consumer Discretionary (1.2%):
Haier Electronics Group Co. Ltd.	22,000	59
Industrials (0.7%):
Louis XIII Holdings Ltd. (b)	64,000	35
Information Technology (2.0%):
PAX Global Technology Ltd. (b)	91,000	98
Technology (1.1%):
Tongda Group Holdings Ltd.	440,000	57

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Emerging Markets Small Cap Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Utilities (1.2%):
NewOcean Energy Holdings Ltd.	122,000	$58
		307
India (15.5%):
Consumer Discretionary (1.1%):
PVR Ltd.	4,589	52
Consumer Staples (1.5%):
Kaveri Seed Co. Ltd.	4,759	73
Financials (1.4%):
Yes Bank Ltd.	6,329	71
Health Care (2.9%):
Ajanta Pharma Ltd.	2,407	74
Torrent Pharmaceuticals Ltd.	4,982	72
		146
Industrials (7.5%):
Century Plyboards India Ltd.	36,620	82
Eicher Motors Ltd.	270	57
Finolex Cables Ltd.	13,143	48
Gateway Distriparks Ltd.	14,905	70
KEC International Ltd.	27,530	49
Sadbhav Engineering Ltd.	17,540	67
		373
Materials (1.1%):
PI Industries Ltd.	7,641	56
		771
Indonesia (5.1%):
Consumer Discretionary (1.0%):
PT Matahari Department Store TBK	40,500	50
Consumer Staples (1.2%):
PT Nippon Indosari Corpindo TBK	593,500	61
Health Care (0.9%):
PT Siloam International Hospitals TBK (b)	38,000	43
Industrials (1.0%):
PT Wijaya Karya Persero TBK	208,900	49
Materials (1.0%):
PT Holcim Indonesia TBK	250,300	49
		252
Korea, Republic Of (12.6%):
Consumer Discretionary (2.2%):
Hanssem Co. Ltd.	469	56
Paradise Co. Ltd.	1,663	52
		108

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Emerging Markets Small Cap Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Consumer Staples (1.1%):
Cosmax, Inc. (b)	545	$55
Health Care (5.6%):
Interojo Co. Ltd.	3,141	59
i-Sens, Inc. (b)	1,371	81
Medy-Tox, Inc.	264	62
Suheung Co. Ltd.	1,364	76
		278
Industrials (2.5%):
Hy-Lok Corp.	2,007	55
KEPCO Plant Service & Engineering Co. Ltd.	823	67
		122
Information Technology (1.2%):
LEENO Industrial, Inc.	1,543	62
		625
Malaysia (7.6%):
Consumer Staples (1.0%):
7-Eleven Malaysia Holdings Berhad (b)	93,500	48
Energy (0.8%):
Dialog Group Berhad	81,860	40
Financials (2.1%):
Allianz Malaysia Berhad	14,800	58
BIMB Holdings Berhad	35,400	46
		104
Information Technology (1.4%):
GHL Systems Berhad (b)	246,450	68
Materials (1.1%):
Cahya Mata Sarawak Berhad	40,700	54
Technology (1.2%):
Datasonic Group Berhad	120,000	62
		376
Mexico (0.8%):
Consumer Discretionary (0.8%):
Alsea Sab de CV (b)	13,400	42
Philippines (3.2%):
Consumer Staples (1.1%):
Robinsons Retail Holdings, Inc.	38,630	55
Financials (1.0%):
Philippine National Bank (b)	24,780	47
Industrials (1.1%):
Concepcion Industrial Corp.	62,780	56
		158

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Emerging Markets Small Cap Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Singapore (2.1%):
Consumer Discretionary (0.8%):
Bumitama Agri Ltd.	48,000	$41
Financials (1.3%):
Yoma Strategic Holdings Ltd. (b)	116,000	61
		102
South Africa (4.5%):
Consumer Discretionary (1.4%):
Mr Price Group Ltd.	3,275	68
Consumer Staples (0.9%):
Tiger Brands Ltd.	1,568	47
Health Care (1.2%):
Life Healthcare Group Holdings Pte Ltd.	15,063	57
Industrials (1.0%):
Wilson Bayly Holmes Ovcon Ltd.	4,211	50
		222
Sri Lanka (1.1%):
Financials (1.1%):
Commercial Bank of Ceylon PLC	43,239	55
Taiwan (12.0%):
Consumer Discretionary (3.7%):
Hota Industrial Manufacturing Co. Ltd.	37,254	67
Nan Liu Enterprise Co. Ltd.	5,000	22
Poya Co. Ltd.	9,110	61
Topkey Corp.	9,000	34
		184
Health Care (1.0%):
Intai Technology Corp.	10,000	51
Industrials (4.7%):
Chroma ATE, Inc.	23,000	57
King Slide Works Co. Ltd.	3,000	40
Kinik Co.	14,000	28
Kuo Toong International Co. Ltd.	14,000	21
San Shing Fastech Corp.	22,450	59
Sporton International, Inc.	6,000	29
		234
Information Technology (1.9%):
ADLINK Technology, Inc.	21,980	56
Epistar Corp.	20,000	36
		92
Technology (0.7%):
Flexium Interconnect, Inc.	16,799	35
		596

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Emerging Markets Small Cap Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Fair Value(a)
Thailand (3.9%):
Consumer Discretionary (0.8%):
Officemate Public Co. Ltd. — NVDR	27,900	$43
Financials (1.3%):
WHA Corp. Public Co. Ltd. — NVDR	54,300	65
Health Care (1.8%):
Chularat Hospital Public Co. Ltd. — NVDR	143,200	88
		196
Turkey (3.1%):
Industrials (1.0%):
Aselsan Elektronik Sanayi ve Ticaret AS	11,180	51
Materials (2.1%):
Akcansa Cimento Sanayi ve Ticaret AS	7,978	51
Eregli Demir ve Celik Fabrikalari TAS	24,573	51
		102
		153
United Arab Emirates (3.0%):
Consumer Staples (1.1%):
Agthia Group PJSC	32,395	56
Financials (0.7%):
SHUAA Capital PSC (b)	130,985	36
Health Care (1.2%):
NMC Health PLC	7,364	58
		150
Total Common Stocks (Cost $4,389)		4,663
Cash Equivalents (0.6%)
United States (0.6%):
Citibank Money Market Deposit Account, 0.02% (c)	$30	30
Total Cash Equivalents (Cost $30)		30
Total Investments (Cost $4,419) — 94.6%		4,693
Other assets in excess of liabilities — 5.4%		269
NET ASSETS — 100.00%		$4,962

(a)  All securities, except those traded on exchanges in Brazil and Mexico were fair valued at October 31, 2014.

(b)  Non-income producing security.

(c)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/14.

NVDR — Non-Voting Depository Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Global Equity Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (95.3%)
Australia (1.7%):
Financials (1.7%):
Bendigo and Adelaide Bank	10,603	$116
Dexus Property Group	64,127	69
		185
Brazil (1.4%):
Financials (1.4%):
BB Seguridade Participacoes SA	7,700	103
Sul America SA	9,900	52
		155
Canada (5.6%):
Consumer Discretionary (3.0%):
Canadian Pacific Railway Ltd.	1,237	257
Magna International, Inc.	760	75
		332
Consumer Staples (1.4%):
Alimentation Couche-Tard, Inc., Class B	4,648	158
Financials (1.2%):
Bank of Montreal	1,754	127
		617
China (0.4%):
Information Technology (0.4%):
Alibaba Group Holding Ltd., ADR (b)	500	49
Denmark (3.7%):
Health Care (3.7%):
Coloplast AS	2,366	206
Novo Nordisk A/S, Class B	4,470	202
		408
Finland (2.5%):
Financials (1.1%):
Sampo Oyj, Class A	2,460	118
Industrials (1.4%):
Kone Oyj, Class B	3,577	154
		272
France (1.8%):
Financials (1.8%):
Natixis	28,842	199
Germany (3.0%):
Financials (1.7%):
Allianz SE	1,151	183

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Information Technology (1.3%):
United Internet AG	3,850	$150
		333
Hong Kong (2.3%):
Energy (0.6%):
CNOOC Ltd.	47,000	74
Financials (1.7%):
AIA Group Ltd.	33,000	184
		258
Indonesia (0.8%):
Financials (0.8%):
PT Bank Rakyat	98,600	91
Ireland (Republic of) (1.1%):
Energy (1.1%):
Dragon Oil PLC	13,464	116
Japan (5.6%):
Consumer Discretionary (2.0%):
Bridgestone Corp.	3,700	124
Panasonic Corp.	8,300	100
		224
Financials (3.6%):
Daito Trust Construction Co. Ltd.	1,600	202
ORIX Corp.	3,800	53
Sumitomo Mitsui Financial Group, Inc.	3,300	134
		389
		613
Republic of Korea (South) (1.9%):
Information Technology (1.9%):
Samsung Electronics Co. Ltd.	38	44
SK Hynix, Inc. (b)	3,520	162
		206
Singapore (1.3%):
Financials (1.3%):
DBS Group Holdings Ltd.	9,509	138
Sweden (0.9%):
Financials (0.9%):
Svenska Handelsbanken AB	2,076	99
Switzerland (8.7%):
Consumer Staples (1.6%):
Nestle SA	2,353	172

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Financials (2.1%):
Swiss Re AG	2,860	$231
Health Care (1.9%):
Roche Holding AG	683	202
Information Technology (1.2%):
TE Connectivity Ltd.	2,183	134
Materials (1.9%):
Givaudan SA — Registered	127	212
		951
Taiwan (0.6%):
Information Technology (0.6%):
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,866	63
Thailand (0.6%):
Financials (0.6%):
Krung Thai Bank NVDR	89,100	64
Turkey (1.1%):
Industrials (1.1%):
TAV Havalimanlari Holding AS	15,064	126
United Kingdom (5.7%):
Consumer Discretionary (1.6%):
British Sky Broadcasting Group PLC	5,519	78
Compass Group PLC	5,649	91
		169
Consumer Staples (1.7%):
Unilever PLC	4,653	187
Health Care (1.2%):
Hikma Pharmaceuticals PLC	4,462	135
Materials (1.2%):
Antofagasta PLC	11,764	133
		624
United States (44.6%):
Consumer Discretionary (7.9%):
Hanesbrands, Inc.	1,580	167
Starbucks Corp.	980	74
The Home Depot, Inc.	3,129	305
The Walt Disney Co.	2,540	232
Viacom, Inc., Class B	1,193	87
		865

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Consumer Staples (3.7%):
Costco Wholesale Corp.	1,289	$172
Mead Johnson Nutrition Co.	1,359	135
Tyson Foods, Inc., Class A	2,399	97
		404
Energy (5.3%):
Chevron Corp.	1,319	158
EOG Resources, Inc.	1,284	122
Halliburton Co.	2,066	114
Marathon Petroleum Corp.	789	72
Valero Energy Corp.	2,413	121
		587
Financials (3.5%):
Berkshire Hathaway, Inc., Class B (b)	1,287	180
Discover Financial Services	3,165	202
		382
Health Care (4.5%):
Celgene Corp. (b)	1,612	173
Cerner Corp. (b)	2,376	151
McKesson Corp.	597	121
Premier, Inc., Class A (b)	1,687	56
		501
Industrials (6.9%):
Alaska Air Group, Inc.	1,567	84
General Dynamics Corp.	1,510	211
IDEX Corp.	1,024	77
Lear Corp.	1,072	99
Southwest Airlines Co.	6,123	211
Trinity Industries, Inc.	2,163	77
		759
Information Technology (7.3%):
Apple, Inc.	3,339	360
SanDisk Corp.	1,316	124
Skyworks Solutions, Inc.	2,037	119
Visa, Inc., Class A	817	197
		800
Materials (4.2%):
Crown Holdings, Inc. (b)	5,383	258
Graphic Packaging Holding Co. (b)	12,177	148
Westlake Chemical Corp.	742	52
		458

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Global Equity Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Fair Value(a)
Utilities (1.3%):
NRG Yield, Inc., Class A	2,783	$139
		4,895
Total Common Stocks (Cost $8,758)		10,462
Cash Equivalents (4.7%)
United States (4.7%):
Citibank Money Market Deposit Account, 0.02% (c)	$515	515
Total Cash Equivalents (Cost $515)		515
Total Investments (Cost $9,273) — 100.0%		10,977
Liabilities in excess of other assets — 0.0%		(5)
NET ASSETS — 100.00%		$10,972

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil, Canada and TE Connectivity Ltd under Switzerland were fair valued at October 31, 2014.

(b)  Non-income producing security.

(c)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/14.

ADR — American Depositary Receipt

NVDR — Non-Voting Depository Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
International Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (96.6%)
Australia (7.1%):
Consumer Staples (0.8%):
Woolworths Ltd.	19,183	$609
Financials (4.0%):
Australia & New Zealand Banking Group Ltd.	43,822	1,296
Bank of Queensland Ltd.	59,419	662
Bendigo and Adelaide Bank	112,310	1,234
		3,192
Materials (2.3%):
BHP Billiton Ltd.	50,063	1,494
Fortescue Metals Group Ltd.	105,007	326
		1,820
		5,621
Belgium (2.2%):
Consumer Staples (1.4%):
Anheuser-Busch InBev NV	10,343	1,146
Financials (0.8%):
KBC Groep NV (b)	11,709	629
		1,775
Brazil (3.9%):
Consumer Discretionary (0.7%):
Lojas Americanas SA	97,375	575
Financials (2.1%):
BB Seguridade Participacoes SA	37,500	500
Itau Unibanco Holding SA, ADR	40,565	599
Sul America SA	112,200	596
		1,695
Materials (1.1%):
Braskem SA	113,300	829
		3,099
Canada (4.4%):
Consumer Discretionary (1.9%):
Linamar Corp.	17,599	899
Magna International, Inc.	5,989	591
		1,490
Consumer Staples (1.5%):
Alimentation Couche-Tard, Inc., Class B	35,696	1,212
Industrials (1.0%):
Canadian National Railway Co.	11,884	838
		3,540

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Denmark (3.9%):
Financials (1.4%):
Danske Bank A/S	38,538	$1,058
Health Care (2.5%):
Coloplast AS	7,807	680
Novo Nordisk A/S, Class B	29,411	1,330
		2,010
		3,068
Finland (1.8%):
Financials (0.9%):
Sampo Oyj, Class A	15,391	737
Industrials (0.9%):
Kone Oyj, Class B	15,948	686
		1,423
France (8.2%):
Energy (2.9%):
Total SA	39,443	2,353
Financials (3.7%):
AXA SA	46,843	1,082
BNP Paribas SA	14,062	887
Natixis	139,199	959
		2,928
Industrials (1.6%):
Schneider Electric SA	7,331	580
Thales SA	13,238	659
		1,239
		6,520
Germany (4.1%):
Consumer Discretionary (1.5%):
Continental AG	2,746	539
Daimler AG — Registered	8,434	655
		1,194
Financials (1.7%):
Allianz SE	8,505	1,351
Information Technology (0.9%):
United Internet AG	19,036	745
		3,290
Hong Kong (3.5%):
Energy (0.9%):
CNOOC Ltd.	478,000	748

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Financials (2.6%):
AIA Group Ltd.	372,600	$2,079
		2,827
India (0.8%):
Consumer Discretionary (0.8%):
Tata Motors Ltd.	70,540	625
Indonesia (2.0%):
Financials (2.0%):
PT Bank Mandiri Persero TBK	864,800	743
PT Bank Rakyat	903,800	831
		1,574
Ireland (Republic of) (1.1%):
Energy (1.1%):
Dragon Oil PLC	106,468	916
Isle of Man (1.1%):
Information Technology (1.1%):
Playtech Ltd.	78,391	887
Japan (15.4%):
Consumer Discretionary (4.5%):
Bridgestone Corp.	46,700	1,561
Fuji Heavy Industries Ltd.	20,000	679
Panasonic Corp.	67,500	814
Suntory Beverage & Food Ltd.	15,000	541
		3,595
Consumer Staples (2.1%):
Japan Tobacco, Inc.	19,500	675
Lawson, Inc.	13,977	956
		1,631
Financials (3.8%):
Daito Trust Construction Co. Ltd.	8,400	1,061
ORIX Corp.	41,400	580
Sumitomo Mitsui Financial Group, Inc.	22,200	903
The Dai-ichi Life Insurance Co. Ltd.	33,400	508
		3,052
Health Care (0.7%):
Alfresa Holdings Corp.	43,200	558
Industrials (3.8%):
Hitachi Ltd.	186,000	1,494
ITOCHU Corp.	45,100	552
JGC Corp.	19,000	500
Mitsubishi Electric Corp.	38,000	495
		3,041

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Telecommunication Services (0.5%):
Softbank Corp.	5,200	$385
		12,262
Netherlands (1.9%):
Financials (0.8%):
ING Groep NV (b)	41,634	598
Materials (1.1%):
LyondellBasell Industries NV, Class A	9,964	913
		1,511
Philippines (0.8%):
Financials (0.8%):
BDO Unibank, Inc.	302,360	660
Republic of Korea (South) (2.1%):
Information Technology (2.1%):
Samsung Electronics Co. Ltd.	760	880
SK Hynix, Inc. (b)	17,900	825
		1,705
Singapore (1.8%):
Financials (1.8%):
DBS Group Holdings Ltd.	101,088	1,461
Spain (0.4%):
Financials (0.4%):
Caixabank SA	61,295	335
Sweden (4.8%):
Financials (2.0%):
Skandinaviska Enskilda Banken AB, Class A	50,780	652
Svenska Handelsbanken AB	18,521	883
		1,535
Industrials (0.7%):
SKF AB	28,417	571
Information Technology (1.0%):
Hexagon AB, B Shares	23,603	794
Materials (1.1%):
Svenska Cellulosa AB, B Shares	39,726	891
		3,791
Switzerland (7.4%):
Consumer Staples (2.1%):
Nestle SA	23,162	1,696
Financials (0.5%):
Swiss Re AG	4,682	379

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Health Care (2.7%):
Lonza Group AG — Registered	5,877	$648
Roche Holding AG	5,140	1,519
		2,167
Materials (2.1%):
Givaudan SA — Registered	972	1,622
		5,864
Taiwan (1.8%):
Information Technology (1.8%):
Inventec Corp.	535,000	372
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	47,281	1,041
		1,413
Thailand (2.3%):
Consumer Staples (1.5%):
CP ALL Public Co. Ltd.	835,500	1,168
Financials (0.8%):
Kasikornbank Public Co. Ltd.	91,357	663
		1,831
Turkey (1.4%):
Financials (0.6%):
Turkiye Halk Bankasi AS	70,963	474
Industrials (0.8%):
TAV Havalimanlari Holding AS	74,667	626
		1,100
United Arab Emirates (0.5%):
Financials (0.5%):
First Gulf Bank	83,740	416
United Kingdom (10.3%):
Consumer Discretionary (2.6%):
British Sky Broadcasting Group PLC	66,921	949
Compass Group PLC	69,621	1,122
		2,071
Consumer Staples (1.9%):
Unilever PLC	37,379	1,504
Financials (2.3%):
Legal & General Group PLC	320,450	1,185
Lloyds Banking Group PLC (b)	546,058	675
		1,860
Health Care (1.1%):
Hikma Pharmaceuticals PLC	28,907	877
Industrials (0.7%):
AMEC PLC	30,419	507

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Fair Value(a)
Materials (1.7%):
Antofagasta PLC	119,210	$1,342
		8,161
United States (1.6%):
Health Care (1.6%):
Celgene Corp. (b)	11,746	1,258
Total Common Stocks (Cost $65,122)		76,933
Cash Equivalents (3.2%)
United States (3.2%):
Citibank Money Market Deposit Account, 0.02% (c)	$2,532	2,532
Total Cash Equivalents (Cost $2,532)		2,532
Total Investments (Cost $67,654) — 99.8%		79,465
Other assets in excess of liabilities — 0.2%		143
NET ASSETS — 100.00%		$79,608

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil, Canada and LyondellBasell Industries NV, Class A listed under Netherlands were fair valued at October 31, 2014.

(b)  Non-income producing security.

(c)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/14.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
International Select Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (98.5%)
Australia (1.7%):
Financials (1.7%):
Bank of Queensland Ltd.	121,147	$1,349
Belgium (2.3%):
Consumer Staples (2.3%):
Anheuser-Busch InBev NV	16,862	1,868
Brazil (3.8%):
Financials (1.6%):
Sul America SA	234,100	1,244
Materials (2.2%):
Braskem SA	246,500	1,804
		3,048
Canada (6.8%):
Consumer Discretionary (3.8%):
Canadian Pacific Railway Ltd.	6,600	1,371
Linamar Corp.	33,657	1,719
		3,090
Consumer Staples (3.0%):
Alimentation Couche-Tard, Inc., Class B	70,843	2,405
		5,495
Denmark (5.4%):
Financials (2.8%):
Danske Bank A/S	82,744	2,272
Health Care (2.6%):
Novo Nordisk A/S, Class B	46,948	2,122
		4,394
Finland (4.6%):
Financials (2.3%):
Sampo Oyj, Class A	38,825	1,860
Industrials (2.3%):
Kone Oyj, Class B	44,171	1,901
		3,761
France (7.2%):
Consumer Discretionary (0.9%):
Valeo SA	6,670	750
Energy (1.3%):
Total SA	17,051	1,017

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Financials (5.0%):
AXA SA	92,625	$2,140
Natixis	281,576	1,940
		4,080
		5,847
Germany (2.6%):
Financials (2.6%):
Allianz SE	13,242	2,103
Hong Kong (5.9%):
Energy (1.6%):
CNOOC Ltd.	853,667	1,336
Financials (4.3%):
AIA Group Ltd.	620,200	3,461
		4,797
Indonesia (2.5%):
Financials (2.5%):
PT Bank Mandiri Persero TBK	2,397,800	2,059
Japan (14.9%):
Consumer Discretionary (3.0%):
Bridgestone Corp.	71,500	2,390
Financials (3.4%):
ORIX Corp.	78,800	1,103
Sumitomo Mitsui Financial Group, Inc.	40,300	1,639
		2,742
Health Care (1.8%):
Alfresa Holdings Corp.	112,000	1,446
Industrials (4.6%):
Hitachi Ltd.	292,000	2,345
Mitsubishi Electric Corp.	109,000	1,421
		3,766
Materials (2.1%):
Nippon Paint Co. Ltd.	75,000	1,711
		12,055
Netherlands (2.1%):
Materials (2.1%):
LyondellBasell Industries NV, Class A	18,947	1,736
Republic of Korea (South) (2.7%):
Information Technology (2.7%):
Samsung Electronics Co. Ltd.	1,134	1,314
SK Hynix, Inc. (b)	18,200	838
		2,152

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Singapore (2.8%):
Financials (2.8%):
DBS Group Holdings Ltd.	158,689	$2,294
Switzerland (8.0%):
Consumer Staples (2.9%):
Nestle SA	32,129	2,353
Health Care (1.5%):
Roche Holding AG	4,219	1,247
Materials (3.6%):
Givaudan SA — Registered	1,721	2,872
		6,472
Taiwan (1.6%):
Information Technology (1.6%):
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	58,733	1,293
Thailand (2.5%):
Consumer Staples (2.5%):
CP ALL Public Co. Ltd.	1,469,000	2,053
Turkey (2.1%):
Industrials (2.1%):
TAV Havalimanlari Holding AS	201,474	1,689
United Arab Emirates (1.3%):
Financials (1.3%):
First Gulf Bank	205,328	1,019
United Kingdom (12.6%):
Consumer Discretionary (2.5%):
Compass Group PLC	125,328	2,019
Consumer Staples (0.9%):
Unilever PLC	18,913	761
Financials (4.7%):
Legal & General Group PLC	608,105	2,249
Lloyds Banking Group PLC (b)	1,251,208	1,546
		3,795
Health Care (1.9%):
Hikma Pharmaceuticals PLC	51,344	1,559
Materials (2.6%):
Antofagasta PLC	189,097	2,129
		10,263
United States (5.1%):
Consumer Staples (2.2%):
Mead Johnson Nutrition Co.	18,141	1,801

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
International Select Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Fair Value(a)
Health Care (2.9%):
Celgene Corp. (b)	21,906	$2,346
		4,147
Total Common Stocks (Cost $67,710)		79,894
Cash Equivalents (1.4%)
United States (1.4%):
Citibank Money Market Deposit Account, 0.02% (c)	$1,146	1,146
Total Cash Equivalents (Cost $1,146)		1,146
Total Investments (Cost $68,856) — 99.9%		81,040
Other assets in excess of liabilities — 0.1%		76
NET ASSETS — 100.00%		$81,116

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil, Canada and Netherlands were fair valued at October 31, 2014.

(b)  Non-income producing security.

(c)  Rate periodically changes. Rate disclosed is the daily yield on 10/31/14.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Fund for Income  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Government National Mortgage Association (92.4%)
Multi-family (9.2%):
Collateralized Mortgage Obligations (8.7%):
Government National Mortgage Assoc.
Series 2006-42, Class B, 4.99% (a), 8/16/46	$577	$580
Series 2006-6, Class C, 4.99% (a), 2/16/44	178	179
Series 2006-66, Class B, 5.00% (a), 9/16/41	1,107	1,117
Series 2007-46, Class D, 5.34% (a), 5/16/46	2,673	2,705
Series 2008-59, Class C, 5.77% (a), 6/16/32	8	8
Series 2010-122, Class AC, 7.00%, 2/16/40	5,290	5,617
Series 2010-124, Class BA, 7.00%, 5/16/37	7,708	7,970
Series 2010-136, Class BH, 7.00%, 11/16/40	5,499	6,118
Series 2010-140, Class AC, 7.00%, 12/16/37	9,376	9,944
Series 2010-148, Class AC, 7.00% (a), 12/16/50	5,480	6,346
Series 2010-155, Class BH, 7.00%, 6/16/39	7,438	7,812
Series 2011-15, Class BA, 7.00%, 10/16/33	10,000	10,633
Series 2012-33, Class AB, 7.00%, 3/16/46	8,938	10,108
Series 2012-67, Class AF, 7.00%, 4/15/44	7,546	8,282
		77,419
Pass-throughs (0.5%):
Government National Mortgage Assoc.
7.49%, 8/15/20 – 11/15/20	326	340
7.50%, 8/15/21	153	167
6.00%, 1/15/22	168	183
7.92%, 7/15/23	492	515
8.00%, 7/15/24 – 11/15/33	1,493	1,569
8.60%, 5/15/27	446	441
7.75%, 6/15/30 – 9/15/33	783	812
8.25%, 9/15/30	235	247
		4,274
Single Family (83.2%):
Collateralized Mortgage Obligations (5.4%):
Government National Mortgage Assoc.
Series 1994-7, Class PQ, 6.50%, 10/16/24	515	589
Series 1997-8, Class PN, 7.50%, 5/16/27	78	90
Series 1998-14, Class PH, 6.50%, 6/20/28	279	321
Series 1998-19, Class ZA, 6.50%, 4/20/28	237	275
Series 1998-23, Class ZB, 6.50%, 6/20/28	141	164
Series 1999-4, Class ZB, 6.00%, 2/20/29	360	404
Series 1999-40, Class ZW, 7.50%, 11/20/29	257	298
Series 1999-41, Class Z, 8.00%, 11/16/29	247	292
Series 2000-9, Class Z, 8.00%, 6/20/30	120	143
Series 2001-10, Class PE, 6.50%, 3/16/31	481	546
Series 2001-15, Class ZH, 6.00%, 4/20/31	575	643
Series 2001-21, Class PE, 6.50%, 5/16/31	415	473
Series 2001-41, Class PC, 6.50%, 8/20/31	296	303
Series 2002-22, Class GF, 6.50%, 3/20/32	84	95
Series 2002-33, Class ZJ, 6.50%, 5/20/32	238	275

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Fund for Income  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount		Value
Series 2002-40, Class UK, 6.50%, 6/20/32	$365		$416
Series 2002-45, Class QE, 6.50%, 6/20/32	151		172
Series 2002-47, Class ZA, 6.50%, 7/20/32	462		527
Series 2005-72, Class H, 11.50%, 11/16/17	18		20
Series 2005-74, Class HB, 7.50%, 9/16/35	210		243
Series 2012-106, Class JM, 7.30% (a), 10/20/34	2,090		2,488
Series 2012-30, Class WB, 7.21% (a), 11/20/39	10,400		12,216
Series 2013-190, Class KT, 8.39% (a), 9/20/30	8,173		9,233
Series 2013-51, Class BL, 6.09% (a), 4/20/34	6,074		6,849
Series 2013-64, Class KY, 6.96% (a), 12/20/38	4,270		4,894
Series 2013-70, Class KP, 7.24% (a), 2/20/39	4,027		4,746
Series 2014-74, Class PT, 7.60% (a), 5/16/44	905		1,068
			47,783
Pass-throughs (77.8%):
Government National Mortgage Assoc.
7.00%, 4/15/16 – 10/20/38	167,133		198,467
8.75%, 3/20/17	8		8
8.00%, 7/20/17 – 4/15/38	65,539		80,855
9.00%, 11/15/17 – 10/15/29	960		1,079
9.50%, 10/15/18 – 7/15/25	5		5
11.00%, 12/15/18	—	(b)	—	(b)
11.50%, 9/15/20	—	(b)	—	(b)
7.75%, 11/15/20	1,111		1,264
7.50%, 12/20/22 – 4/20/43	88,613		107,517
7.13%, 3/15/23 – 7/15/25	3,862		4,396
6.00%, 9/20/23 – 6/15/40	36,338		42,564
10.00%, 4/15/25 – 2/15/26	9,209		10,485
6.50%, 12/15/25 – 3/1/43	191,373		223,319
8.50%, 11/20/31 – 2/15/32	5,280		6,293
5.50%, 7/20/33 – 1/15/39	4,262		4,885
5.00%, 5/15/39	9,714		10,819
			691,956
Total Government National Mortgage Association (Cost $825,419)			821,432
U.S. Treasury Obligations (7.2%)
U.S. Treasury Bills, 0.03%, 3/19/15 (c)	6,571		6,570
U.S. Treasury Bonds, 8.88%, 8/15/17	47,078		57,439
Total U.S. Treasury Obligations (Cost $64,065)			64,009
Investment Companies (0.0%)
Federated U.S. Treasury Cash Reserve Fund, 0.00% (d)	99,819		100
Total Investment Companies (Cost $100)			100
Total Investments (Cost $889,584) — 99.6%			885,541
Other assets in excess of liabilities — 0.4%			3,598
NET ASSETS — 100.00%			$889,139

(a)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/14.
See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Fund for Income  October 31, 2014

(Amounts in Thousands, Except for Shares)

(b)  Rounds to less than $1.

(c)  Rate represents the effective yield at purchase.

(d)  Rate disclosed is the daily yield on 10/31/14.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
National Municipal Bond Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (95.3%)
Alabama (3.2%):
Enterprise Alabama, GO, 5.00%, 10/1/32, Callable 10/1/24 @ 100 (a)	$1,185	$1,361
Jacksonville State University Revenue, 4.00%, 12/1/15, AGM	450	467
Shelby County Board of Education Revenue, Prerefunded-Capital Outlay School Warrants, 4.00%, 2/1/17, AGM, ETM	565	609
Shelby County Board of Education Revenue, Unrefunded-Capital Outlay School Warrants, 4.00%, 2/1/17, AGM	440	471
		2,908
Alaska (0.6%):
Alaska Industrial Development & Export Authority Revenue, Greater Fairbanks, Series A, 5.13%, 4/1/19, AGM	500	577
Arizona (1.4%):
Maricopa County Elementary School District Number 14, Creighton School Improvements Project 2009, Series B, GO, 2.00%, 7/1/19	1,000	1,027
Maricopa County Elementary School District Number 38, Madison Elementary School Improvements Project 2009, Series B, GO, 4.00%, 7/1/20, AGM	250	279
		1,306
California (2.5%):
Beaumont Unified School District, Series C, GO, 5.25%, 8/1/31, Callable 8/1/21 @ 100, AGM	1,000	1,138
Denair Unified School District, Election 2007, GO, 5.25%, 8/1/41, Callable 8/1/21 @ 100, AGM (a)	270	296
Gold Oak Unified School District Series A, GO, 5.38%, 8/1/28, Callable 8/1/19 @ 100, AGM	255	297
Series A, GO, 5.60%, 8/1/33, Callable 8/1/19 @ 100, AGM	590	688
		2,419
Colorado (2.1%):
Colorado Health Facilities Authority Revenue, Hospital NCMC, Inc. Project, Series B, 5.50%, 5/15/30, Callable 5/15/19 @ 100, AGM	350	393
Douglas & Elbert Counties School District #RE-1, GO, 2.00%, 12/15/19, State Intercept (b)	1,000	1,034
State Springs Hospital Revenue, 4.00%, 12/15/15, AGM	500	521
		1,948
Connecticut (3.4%):
Connecticut State, Series C, GO, 5.00%, 6/1/18, Callable 6/1/16 @ 100, AGM (b)	2,000	2,145
University of Connecticut Revenue, Series A, 5.00%, 2/15/15, GO of University	1,000	1,014
		3,159
District of Columbia (1.9%):
District of Columbia, Series C, GO, 5.00%, 6/1/15, AGM	1,750	1,800
Florida (23.4%):
Florida State Board of Education, Series A, GO, 5.00%, 6/1/20	10,000	11,939
Florida State Governmental Utility Authority Revenue, Lehigh Utility System 5.00%, 10/1/25, Callable 10/1/24 @ 100, AGM (a) (c)	790	938
3.00%, 10/1/28, Callable 10/1/24 @ 100, AGM (a) (c)	400	389

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 10/1/31, Callable 10/1/24 @ 100, AGM (a) (c)	$300	$345
3.63%, 10/1/35, Callable 10/1/24 @ 100, AGM (a) (c)	1,050	1,031
Miami-Dade County Florida Water & Sewer Revenue Series A, 5.00%, 10/1/42, Callable 10/1/22 @ 100 (a)	1,000	1,109
Series B, 5.25%, 10/1/20, AGM	1,050	1,261
Palm Beach County Health Facilities Authority Revenue, Bethesda Healthcare System, Inc. Project, Series A, 3.75%, 7/1/17, AGM	1,550	1,662
Pasco County Florida Water & Sewer Revenue, Series B, 5.00%, 10/1/44, Callable 10/1/24 @ 100 (a)	2,500	2,850
		21,524
Georgia (3.1%):
Habersham County School District, GO, 5.00%, 4/1/21, Callable 4/1/16 @ 100, NATL-RE/State Aid Withholding	2,655	2,831
Illinois (1.2%):
Cook County Illinois School District Number 101 Western Springs, Alternative Revenue Source, Series B, GO, 4.25%, 11/1/38, Callable 11/1/23 @ 100 (a)	1,095	1,129
Indiana (3.3%):
Carlisle-Sullivan School Building Corp. Revenue, First Mortgage, 4.50%, 1/15/17, AGM/State Aid Withholding	250	271
Franklin Township Multi-School Building Corp. Revenue, First Mortgage, 4.00%, 1/10/19, State Aid Withholding	1,000	1,115
Indianapolis Local Public Improvement Bond Bank Revenue, Water Works Project, Series A, 5.50%, 1/1/38, Callable 1/1/19 @ 100, AGM	1,500	1,690
		3,076
Kansas (0.6%):
Wichita Hospital Revenue, VIA Christi Health System, Inc., 4.00%, 11/15/18, Prerefunded, ETM	500	560
Massachusetts (0.6%):
Massachusetts State, Green Bonds, Series E, GO, 2.00%, 9/1/20	500	516
Michigan (1.7%):
Comstock Park Public Schools, School Building & Site, Series B, GO, 5.00%, 5/1/30, Callable 5/1/21 @ 100, Q-SBLF (a) (b)	200	221
Fraser Public School District, School Building & Site, Series A, GO, 5.50%, 5/1/41, Callable 5/1/21 @ 100, Q-SBLF	1,250	1,387
		1,608
Minnesota (4.1%):
Lakeville Minnesota Independent School District Number 194, Series D, GO, 5.00%, 2/1/20, Student Credit Program	500	591
Minnesota Agricultural & Economic Development Board Revenue, Essentia Health, Series C-1, 5.50%, 2/15/25, Callable 2/15/20 @ 100, AGM	555	644
Minnesota Revenue, 4.00%, 6/1/16, AGM	325	344
Saint Louis County Minnesota Independent School District Number 2142, School Building Series A, GO, 3.00%, 2/1/20, Student Credit Program	500	538
Series A, GO, 4.00%, 2/1/22, Student Credit Program	1,500	1,703
		3,820

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Montana (0.3%):
Montana Facility Finance Authority Health Facilities Revenue, Bozeman Deaconess Health Services, Series A, 4.00%, 6/1/44, Callable 12/1/24 @ 100 (a) (c)	$250	$247
Nevada (1.9%):
Reno Hospital Revenue, Renown Regional Medical Center, Inc., Series C, 5.00%, 6/1/16, AGM	1,675	1,783
New Jersey (1.6%):
New Jersey Transportation Trust Fund Authority Revenue, Series A, 5.50%, 12/15/38, Callable 12/15/18 @ 100, AGM	1,300	1,491
New York (2.5%):
Niagara Falls Bridge Commission Revenue, Series A, 4.00%, 10/1/19, AGM	900	968
State Dormitory Authority Revenues, Personal Income Tax, Series B, 3.25%, 2/15/17	1,335	1,416
		2,384
Ohio (8.4%):
Butler County Ohio GO, 1.50%, 12/1/18	100	102
GO, 2.00%, 12/1/19	150	155
GO, 2.00%, 12/1/20	100	102
GO, 2.25%, 12/1/21	300	306
Columbus Ohio, Series B, GO, 3.00%, 7/1/19 (b)	2,800	3,041
Delaware City Ohio School District, School Facilities Construction & Improvement, GO, 5.25%, 12/1/43, Callable 6/1/23 @ 100 (a)	1,000	1,130
Gallia County Local School District, School Improvement, GO, 4.00%, 11/1/33, Callable 11/1/24 @ 100, Student Credit Program	700	740
Ohio State Hospital Revenue, University Hospitals Health Systems, Inc., Series A, 4.00%, 1/15/44, Callable 1/15/25 @ 100 (a) (c)	2,250	2,189
		7,765
Oregon (1.3%):
Oregon State, Series L, GO, 5.00%, 11/1/38, Callable 11/1/23 @ 100	1,000	1,160
Pennsylvania (2.7%):
Easton Area School District, GO, 5.20%, 4/1/28, Callable 4/1/18 @ 100, AGM/State Aid Withholding	500	558
Erie Pennsylvania Water Authority Revenue, 5.00%, 12/1/49, Callable 12/1/24 @ 100, AGM (a) (c)	1,700	1,883
Saint Mary Hospital Authority Health Systems Revenue, Catholic Health East, Series B, 5.50%, 11/15/24, Callable 11/15/14 @ 100, Prerefunded, ETM	100	100
		2,541
Tennessee (0.6%):
Memphis Tennessee State, General Improvement, Series B, GO, 4.25%, 4/1/44, Callable 4/1/24 @ 100 (a)	500	524
Texas (22.9%):
China Spring Texas Independent School District, School Building, GO, 5.00%, 8/15/43, Callable 8/15/22 @ 100, PSF-GTD (a)	1,000	1,122
Cypress-Fairbanks Independent School District, GO, 5.00%, 2/15/21, PSF-GTD (b)	1,910	2,299
Denver City Independent School District, GO, 2.00%, 2/15/16, Callable 12/8/14 @ 100, PSF-GTD	580	581

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
National Municipal Bond Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Dripping Springs Texas Independent School District, School Building, GO, 2.00%, 2/15/19, PSF-GTD	$1,000	$1,036
Forney Independent School District, School Building, Series A, GO, 6.00%, 8/15/37, Callable 8/15/18 @ 100, PSF-GTD	850	991
Frisco Independent School District, School Building, Series A, GO, 6.00%, 8/15/38, Callable 8/15/18 @ 100, PSF-GTD	1,500	1,748
Garland Texas Independent School District Series A, GO, 3.00%, 2/15/20, Callable 12/8/14 @ 100, PSF-GTD (a)	550	551
Series A, GO, 3.00%, 2/15/22, Callable 12/8/14 @ 100, PSF-GTD (a)	725	727
Grand Prairie Independent School District GO, 4.00%, 2/15/20, PSF-GTD	1,275	1,445
GO, 5.00%, 2/15/21, PSF-GTD	1,285	1,541
Humble Independent School District, School Building Series A, GO, 3.00%, 2/15/19, PSF-GTD	765	827
Series B, GO, 5.00%, 2/15/19, PSF-GTD	1,275	1,484
Laredo Community College District Revenue, 5.00%, 8/1/30, Callable 8/1/20 @ 100, AGM	725	794
Mineral Wells Texas Independent School District, School Building, GO, 5.00%, 2/15/44, Callable 2/15/23 @ 100, PSF-GTD (a)	1,000	1,128
Plano Independent School District, GO, 5.00%, 2/15/20, PSF-GTD (b)	3,055	3,632
Spring Independent School District, GO, 3.00%, 8/15/19, PSF-GTD	1,000	1,085
		20,991
Total Municipal Bonds (Cost $82,626)		88,067
Investment Companies (9.2%)
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01% (d)	8,490,224	8,490
Total Investment Companies (Cost $8,490)		8,490
Total Investments (Cost $91,116) — 104.5%		96,557
Liabilities in excess of other assets — (4.5)%		(4,135)
NET ASSETS — 100.00%		$92,422

(a)  Continuously callable with 30 days notice.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(c)  Security purchased on a when-issued basis.

(d)  Rate disclosed is the daily yield on 10/31/14.

AGM — Assured Guaranty Municipal Corporation

ETM — Escrowed to Maturity

GO — General Obligation

NATL-RE — Reinsurance provided by National Reinsurance

PSF-GTD — Public School Fund Guaranteed

Q-SBLF — Qualified-School Board Loan

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Ohio Municipal Bond Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (97.7%)
General Obligations (50.9%):
County, City & Special District (14.1%):
Columbus, Series A, 5.00%, 6/1/19	$2,000	$2,351
Greene County, Water System, 4.50%, 12/1/35, Callable 12/1/20 @ 100	560	602
Mahoning County, 5.50%, 12/1/23, Callable 12/1/18 @ 100, AGM	1,085	1,261
Strongsville, 4.00%, 12/1/19	500	566
Summit County Series R, 5.50%, 12/1/16, FGIC	535	592
Series R, 5.50%, 12/1/17, FGIC	930	1,068
Series R, 5.50%, 12/1/18, FGIC	1,095	1,294
		7,734
Hospitals, Nursing Homes & Health Care (2.0%):
Lucas County Hospital Revenue, Promedica Health Care, Series D, 5.00%, 11/15/29, Callable 11/15/21 @ 100	1,000	1,125
Public Improvements (3.9%):
Richland County, Correctional Facilities Improvement 5.00%, 12/1/16, AGM	185	202
5.88%, 12/1/24, Callable 12/1/18 @ 100, AGM	350	396
State Natural Resources, Series L, 5.00%, 10/1/16	1,000	1,087
Toledo, 5.13%, 12/1/21, Callable 12/1/18 @ 100, AGM	400	459
		2,144
Schools & Educational Services (29.7%):
Brooklyn City School District, School Improvement, 5.25%, 12/1/43, Callable 12/1/20 @ 100, AGM (a)	2,000	2,201
Carey Exempted Village School District, 5.13%, 11/1/39, Callable 11/1/21 @ 100, Student Credit Program (a) (b)	350	392
Delaware City School District, School Facilities Construction & Improvement, 5.25%, 12/1/38, Callable 6/1/23 @ 100 (a)	1,240	1,412
Elida Local School District, School Facilities & Construction 4.75%, 12/1/21, AGM (c)	1,455	1,257
4.95%, 12/1/23, AGM (c)	1,455	1,176
Fairfield City School District, 7.45%, 12/1/14, FGIC	200	201
Gallia County Local School District, School Improvement, 4.00%, 11/1/33, Callable 11/1/24 @ 100, Student Credit Program	500	528
Hamilton City School District Improvements, Series A, 6.15%, 12/1/16, State Aid Withholding	600	670
Johnstown-Monroe Ohio Local School District, School Facilities Construction & Improvement 3.50%, 12/1/34, Callable 12/1/21 @ 100	500	477
5.00%, 12/1/44, Callable 12/1/21 @ 100	1,000	1,105
Milford Exempt Village School District, School Improvement, 5.50%, 12/1/30, AGM	325	414
Ohio Schools, Series C, 5.00%, 9/15/19	1,500	1,766
Perry Local School District Allen County, School Improvement, 4.50%, 12/1/43, Callable 12/1/20 @ 100, AGM	600	628
Port Clinton Ohio City School District, 4.00%, 12/1/41, Callable 6/1/23 @ 100	1,000	1,028

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Shelby Ohio City School District, School Facilities Improvement, 4.00%, 11/1/45, Callable 11/1/22 @ 100, School District Credit Program (d)	$1,000	$994
Southwest Licking Local School District, 5.00%, 12/1/21, Callable 12/1/15 @ 100, AMBAC	1,000	1,049
Sylvania City School District, School Improvement, 4.00%, 12/1/17, AGM (c)	1,040	1,008
		16,306
Utilities (Sewers, Telephone, Electric) (1.2%):
Avon, Route 83 Sewer Improvements, 6.50%, 12/1/15	85	88
Greene County, Water System, 5.75%, 12/1/22, Callable 12/1/18 @ 100, ETM	500	595
		683
		27,992
Revenue Bonds (46.8%):
Hospitals, Nursing Homes & Health Care (15.6%):
Allen County, Hospital Facilities Revenue, Catholic Healthcare Partners Series B, 4.13%, 9/1/20	1,200	1,345
Series B, 5.25%, 9/1/27, Callable 9/1/20 @ 100	2,500	2,869
Franklin County Hospital Revenue, Nationwide Children's Hospital, Inc. Project, 4.75%, 11/1/29, Callable 11/1/19 @ 100	1,500	1,614
Ohio State Hospital Revenue, University Hospitals Health Systems, Inc., Series A, 4.00%, 1/15/44, Callable 1/15/25 @ 100 (a) (d)	2,250	2,189
Ross County, Hospital Facilities Revenue, Adena Health System, 5.75%, 12/1/35, Callable 12/1/18 @ 100, AGC-ICC	500	559
		8,576
Housing (5.9%):
State Housing Finance Agency, Capital Fund Revenue, Series A, 5.00%, 4/1/27, Callable 4/1/17 @ 100, AGM (b)	3,000	3,260
Public Improvements (3.9%):
Huber Heights General Income Tax Special Obligation, 4.75%, 12/1/38, Callable 12/1/21 @ 100, BAM (a)	2,000	2,127
Schools & Educational Services (18.3%):
Hamilton County, Student Housing Revenue, Stratford Heights Project, University of Cincinnati, 5.00%, 6/1/30, Callable 6/1/20 @ 100, AGM	1,260	1,378
Lorain County, Community College District General Receipts, 4.50%, 12/1/31, Ohio CCD Program	500	537
Ohio State University, Series A, 4.00%, 12/1/44, Callable 12/1/24 @ 100	1,000	1,024
University of Akron General Receipts, Series A, 5.00%, 1/1/19, AGM	1,000	1,157
University of Toledo General Receipts Bonds Series A, 3.50%, 6/1/16	2,000	2,090
4.00%, 6/1/20	200	222
Westerville City School District Special Obligation, 3.00%, 12/1/16	750	786
Youngstown State University General Receipts 4.00%, 12/15/16, AGM	500	535
4.13%, 12/15/17, AGM	435	478
4.38%, 12/15/18, AGM	685	769
5.00%, 12/15/23, Callable 6/15/19 @ 100, AGM	1,000	1,138
		10,114

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Ohio Municipal Bond Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Utilities (Sewers, Telephone, Electric) (2.1%):
Hamilton County Sewer System Revenue, Series A, 5.00%, 12/1/38, Callable 12/1/23 @ 100 (a)	$1,000	$1,153
Utilities-Water (1.0%):
Hamilton Wastewater System Revenue, 3.00%, 10/1/19, AGM	530	569
		25,799
Total Municipal Bonds (Cost $49,349)		53,791
Investment Companies (7.1%)
Federated Ohio Municipal Cash Trust, Institutional Shares, 0.01% (e)	3,897,787	3,898
Total Investment Companies (Cost $3,898)		3,898
Total Investments (Cost $53,247) — 104.8%		57,689
Liabilities in excess of other assets — (4.8)%		(2,620)
NET ASSETS — 100.00%		$55,069

(a)  Continuously callable with 30 days notice.

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(c)  Rate represents the effective yield at purchase.

(d)  Security purchased on a when-issued basis.

(e)  Rate disclosed is the daily yield on 10/31/14.

AGC-ICC — Security guaranteed by Insured Custody Certificates, secondarily guaranteed by Assured Guaranty Corporation

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

BAM — Build America Mutual Assurance Co.

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Balanced Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (64.3%)
Consumer Discretionary (9.5%):
Comcast Corp., Class A	7,030	$389
H&R Block, Inc.	7,800	252
Hilton Worldwide Holdings, Inc. (a)	2,560	65
Johnson Controls, Inc.	3,320	157
Newell Rubbermaid, Inc.	5,700	190
PVH Corp.	1,300	149
Starbucks Corp.	1,940	147
Tractor Supply Co.	1,360	100
		1,449
Consumer Staples (7.8%):
Anheuser-Busch InBev NV, ADR	1,190	132
CVS Caremark Corp.	3,340	287
Diageo PLC, ADR	1,280	151
The Procter & Gamble Co.	2,700	236
Wal-Mart Stores, Inc.	5,100	389
		1,195
Energy (5.8%):
Anadarko Petroleum Corp.	1,108	102
BP PLC, ADR	6,880	299
Chesapeake Energy Corp.	4,580	102
Occidental Petroleum Corp.	3,310	294
Weatherford International PLC (a)	4,840	79
		876
Financials (9.3%):
Bank of America Corp.	24,180	415
Bank of New York Mellon Corp.	3,840	149
Capital One Financial Corp.	1,500	124
Citigroup, Inc.	7,760	414
JPMorgan Chase & Co.	4,740	287
MetLife, Inc.	930	50
		1,439
Health Care (9.2%):
Abbott Laboratories	3,280	143
Baxter International, Inc.	2,780	195
Eli Lilly & Co.	2,600	172
Medtronic, Inc.	2,460	168
Merck & Co., Inc.	6,140	355
Pfizer, Inc.	6,680	200
Roche Holdings Ltd., ADR	4,580	169
		1,402
Industrials (7.0%):
Danaher Corp.	2,630	211
Nielsen Holdings NV	3,980	169
Siemens AG, ADR	1,600	180

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount		Value
Stanley Black & Decker, Inc.	1,120		$105
United Parcel Service, Inc., Class B	2,720		285
W.W. Grainger, Inc.	420		104
			1,054
Information Technology (13.6%):
Altera Corp.	5,260		181
Apple, Inc.	2,425		262
Applied Materials, Inc.	18,360		405
Cisco Systems, Inc.	11,240		275
EMC Corp.	11,260		323
Google, Inc., Class C (a)	745		417
Intel Corp.	4,360		148
Visa, Inc., Class A	320		77
			2,088
Materials (2.1%):
Air Products & Chemicals, Inc.	1,550		209
Nucor Corp.	1,900		103
			312
Total Common Stocks (Cost $8,892)			9,815
U.S. Government Mortgage Backed Agencies (30.6%)
Federal National Mortgage Assoc. 8.50%, 11/1/17	$—	(b)	—	(b)
7.00%, 12/1/27	1		1
8.00%, 11/1/28	5		5
6.50%, 3/1/29 – 7/1/32	10		12
6.00%, 10/1/29 – 1/1/37	29		32
7.50%, 11/1/29	3		3
			53
Federal Home Loan Mortgage Corp. 6.50%, 5/1/26 – 11/1/34	7		8
7.00%, 7/1/29 – 4/1/32	8		9
8.00%, 6/1/30	—	(b)	—	(b)
			17
Government National Mortgage Assoc. 6.00%, 11/15/23 – 1/20/34	226		257
7.00%, 1/20/26 – 3/15/36	1,196		1,407
6.50%, 3/20/26 – 10/15/38	1,101		1,284
8.00%, 10/15/27 – 9/15/32	805		977
7.50%, 11/20/29 – 4/20/43	426		517
5.50%, 7/20/33	69		78
5.00%, 9/15/39 – 11/15/39	68		75
			4,595
Total U.S. Government Mortgage Backed Agencies (Cost $4,653)			4,665

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Balanced Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
U.S. Treasury Obligations (3.5%)
U.S. Treasury Bills, 0.02%, 3/19/15 (c)	$29	$29
U.S. Treasury Bonds, 8.88%, 8/15/17	413	504
Total U.S. Treasury Obligations (Cost $533)		533
Investment Companies (1.4%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (d)	205,736	206
Total Investment Companies (Cost $206)		206
Total Investments (Cost $14,284) — 99.8%		15,219
Other assets in excess of liabilities — 0.2%		37
NET ASSETS — 100.00%		$15,256

(a)  Non-income producing security.

(b)  Rounds to less than $1.

(c)  Rate represents the effective yield at purchase.

(d)  Rate disclosed is the daily yield on 10/31/14.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments
Investment Grade Convertible Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Common Stocks (2.7%)
Financials (2.7%):
Digital Realty Trust, Inc. (a)	2,191	$151
MetLife, Inc.	15,764	855
		1,006
Total Common Stocks (Cost $940)		1,006
Convertible Corporate Bonds (72.8%)
Consumer Discretionary (9.0%):
Ford Motor Co., Convertible Subordinated Notes, 4.25%, 11/15/16	$511	842
Priceline Group, Inc., Convertible Subordinated Notes, 1.25%, 3/15/15	240	951
Priceline.com, Inc., Convertible Subordinated Notes, 1.00%, 3/15/18	794	1,098
Toll Brothers Finance Corp., Convertible Subordinated Notes, 0.50%, 9/15/32, Callable 9/15/17 @ 100 (b)	505	508
		3,399
Energy (1.6%):
Chesapeake Energy Corp., Convertible Subordinated Notes, 2.50%, 5/15/37, Callable 5/15/17 @ 100 (b)	611	606
Financials (10.4%):
Ares Capital Corp., Convertible Subordinated Notes, 5.13%, 6/1/16	710	729
BlackRock Kelso Capital Corp., Convertible Subordinated Notes, 5.50%, 2/15/18	300	306
Health Care REIT, Inc., Convertible Subordinated Notes, 3.00%, 12/1/29, Callable 12/1/14 @ 200 (b)	59	82
Host Hotels & Resorts LP, Convertible Subordinated Notes, 2.50%, 10/15/29, Callable 10/20/15 @ 100 (c)	63	113
Janus Capital Group, Inc., Convertible Subordinated Notes, 0.75%, 7/15/18	399	571
Jefferies Group, Inc., Convertible Subordinated Notes, 3.88%, 11/1/29, Callable 11/1/17 @ 200	795	829
ProLogis, Inc., Convertible Subordinated Notes, 3.25%, 3/15/15	564	617
Prospect Capital Corp., Convertible Subordinated Notes, 5.88%, 1/15/19	405	415
Rayonier TRS Holdings, Inc., Convertible Subordinated Notes, 4.50%, 8/15/15	170	242
		3,904
Health Care (21.9%):
Alza Corp., Convertible Subordinated Notes, 7/28/20, Callable 11/24/14 @ 84.26 (d)	882	1,304
Bristol-Myers Squibb Co., Convertible Subordinated Notes, 2.32%, 9/15/23, Callable 12/8/14 @ 100 (b) (e)	425	622
Gilead Sciences, Inc., Convertible Subordinated Notes, 1.63%, 5/1/16	467	2,297
Illumina, Inc., Convertible Subordinated Notes, 0.50%, 6/15/21 (c)	247	285
Mylan, Inc., Convertible Subordinated Notes, 3.75%, 9/15/15	211	847
Teva Pharmaceutical Finance LLC, Convertible Subordinated Notes, 0.25%, 2/1/26 , Callable 11/28/14 @ 100 (b)	585	780
WellPoint, Inc., Convertible Subordinated Notes, 2.75%, 10/15/42	1,204	2,102
		8,237

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Industrials (9.1%):
Airtran Holdings, Inc., Convertible Subordinated Notes, 5.25%, 11/1/16	$475	$1,194
Danaher Corp., Convertible Subordinated Notes, 1/22/21, Callable 11/24/14 @ 86.37 (d)	422	985
Fluor Corp., Convertible Subordinated Notes, 1.50%, 2/15/24	320	770
Macquarie Infrastructure Co. LLC, Convertible Subordinated Notes, 2.88%, 7/15/19	166	187
Roper Industries, Inc., Convertible Subordinated Notes, 1/15/34, Callable 12/8/14 @ 49.18 (b)	153	304
		3,440
Information Technology (16.6%):
Citrix Systems, Inc., Convertible Subordinated Notes, 0.50%, 4/15/19 (c)	766	800
Intel Corp., Convertible Subordinated Notes, 3.25%, 8/1/39	1,264	2,097
Lam Research Corp., Convertible Subordinated Notes, 1.25%, 5/15/18	665	930
Micron Technology, Inc., Convertible Subordinated Notes, 3.00%, 11/15/43, Callable 11/20/18 @ 83.04 (b)	435	560
Novellus Systems, Inc., Convertible Subordinated Notes, 2.63%, 5/15/41	389	877
Red Hat, Inc., Convertible Subordinated Notes, 0.25%, 10/1/19 (c)	246	265
Xilinx, Inc., Convertible Subordinated Notes, 2.63%, 6/15/17	455	713
		6,242
Materials (3.2%):
Kaiser Aluminum Corp., Convertible Subordinated Notes, 4.50%, 4/1/15	152	221
Newmont Mining Corp., Convertible Subordinated Notes, 1.63%, 7/15/17	715	721
RPM International, Inc., Convertible Subordinated Notes, 2.25%, 12/15/20	240	264
		1,206
Utilities (1.0%):
Dominion Resources, Inc., Convertible Subordinated Notes, 2.13%, 12/15/23, Callable 11/28/14 @ 200 (f)	172	369
		369
Total Convertible Corporate Bonds (Cost $23,159)		27,403
Convertible Preferred Stocks (20.7%)
Consumer Discretionary (1.5%):
Stanley Black & Decker I, Inc., 6.25%	2,643	307
Tyson Foods, Inc., 4.75%	5,486	275
		582
Energy (1.8%):
Chesapeake Energy Corp., 5.75%	295	335
NextEra Energy, Inc., 5.89%	5,290	335
		670
Financials (9.1%):
AMG Capital Trust II, 5.15%	6,640	408
Health Care REIT, Inc., 6.50%, Series JNS	7,784	483
New York Community Capital Trust V, 6.00%	13,519	676
Wells Fargo & Co., 7.50%, Series L	1,535	1,848
		3,415

See notes to financial statements.

The Victory Portfolios  Schedule of Portfolio Investments — continued
Investment Grade Convertible Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (5.3%):
Alcoa, Inc., 5.38%, Series 1	2,337	$122
Stanley Black & Decker I, Inc., 4.75%	4,959	674
United Technologies Corp., 7.50%	20,553	1,199
		1,995
Utilities (3.0%):
Dominion Resources, Inc., 6.00%, Series B	6,950	396
Dominion Resources, Inc., 6.13%, Series A	6,955	396
Dominion Resources, Inc., 6.37%	3,514	177
Exelon Corp., 6.50%	3,060	161
		1,130
Total Convertible Preferred Stocks (Cost $7,678)		7,792
Investment Companies (3.2%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (g)	1,209,739	1,210
Total Investment Companies (Cost $1,210)		1,210
Total Investments (Cost $32,987) — 99.4%		37,411
Other assets in excess of liabilities — 0.6%		236
NET ASSETS — 100.00%		$37,647

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At October 31, 2014, illiquid securities were 0.40% of the Fund's net assets.

(b)  Continuously callable with 30 days notice.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(d)  Continuously callable with 15 days notice.

(e)  Variable or Floating-Rate Security. Rate disclosed is as of 10/31/14.

(f)  Continuously callable with 20 days notice.

(g)  Rate disclosed is the daily yield on 10/31/14.

LLC — Limited Liability Co.

LP — Limited Partnership

REIT — Real Estate Investment Trust

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2014

(Amounts in Thousands, Except Per Share Amounts)

	Dividend Growth Fund		Established Value Fund	Large Cap Growth Fund
ASSETS:
Investments, at value (Cost $6,688, $1,792,114 and $133,265)	$8,131		$2,228,008	$203,733
Interest and dividends receivable	4		727	17
Receivable for capital shares issued	8		1,621	122
Receivable for investments sold	3		16,520	833
Receivable from adviser	7		—	8
Prepaid expenses	21		61	44
Total Assets	8,174		2,246,937	204,757
LIABILITIES:
Payable for investments purchased	83		40,304	—
Payable for capital shares redeemed	1		8,022	300
Accrued expenses and other payables:
Investment advisory fees	5		829	124
Administration fees	1		193	18
Custodian fees	—	(a)	15	2
Transfer agent fees	—	(a)	254	6
Chief Compliance Officer fees	—	(a)	6	1
Trustees' fees	—	(a)	6	1
12b-1 fees	2		474	15
Other accrued expenses	—	(a)	143	13
Total Liabilities	92		50,246	480
NET ASSETS:
Capital	6,408		1,491,865	118,315
Accumulated undistributed (distributions in excess of) net investment income	(1)		645	(1,140)
Accumulated net realized gains from investments	232		268,287	16,634
Net unrealized appreciation on investments	1,443		435,894	70,468
Net Assets	$8,082		$2,196,691	$204,277
Net Assets
Class A Shares	$1,734		$958,992	$27,799
Class C Shares	1,375		—	10,656
Class I Shares	2,657		529,882	137,831
Class R Shares	1,152		675,421	935
Class R6 Shares	—		24,880	—
Class Y Shares	1,164		7,516	27,056
Total	$8,082		$2,196,691	$204,277
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	130		25,913	1,434
Class C Shares	103		—	607
Class I Shares	199		14,317	7,030
Class R Shares	87		18,418	50
Class R6 Shares	—		672	—
Class Y Shares	87		203	1,390
Total	606		59,523	10,511
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$13.36		$37.01	$19.38
Class C Shares (c)	$13.30		$—	$17.56
Class I Shares	$13.36		$37.01	$19.61
Class R Shares	$13.33		$36.67	$18.63
Class R6 Shares	$—		$37.02	$—
Class Y Shares	$13.35		$37.02	$19.47
Maximum Sales Charge — Class A Shares	5.75%		5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$14.18		$39.27	$20.56

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2014

(Amounts in Thousands, Except Per Share Amounts)

	Select Fund		Small Company Opportunity Fund	Special Value Fund
ASSETS:
Investments, at value (Cost $2,854, $2,020,476 and $153,895)	$2,985		$2,435,687	$158,128
Interest and dividends receivable	3		878	70
Receivable for capital shares issued	—		2,347	47
Receivable for investments sold	10		5,540	—
Receivable from adviser	33		32	—
Prepaid expenses	6		68	32
Total Assets	3,037		2,444,552	158,277
LIABILITIES:
Payable for investments purchased	—		16,326	1,559
Payable for capital shares redeemed	—		2,815	688
Accrued expenses and other payables:
Investment advisory fees	1		1,483	101
Administration fees	—	(a)	207	14
Custodian fees	1		20	2
Transfer agent fees	—	(a)	176	38
Chief Compliance Officer fees	—	(a)	7	— (a)
Trustees' fees	—		7	— (a)
12b-1 fees	—	(a)	214	52
Other accrued expenses	30		252	8
Total Liabilities	32		21,507	2,462
NET ASSETS:
Capital	2,821		1,801,915	234,574
Accumulated undistributed (distributions in excess of) net investment income	1		146	(273)
Accumulated net realized gains (losses) from investments	52		205,773	(82,719)
Net unrealized appreciation on investments	131		415,211	4,233
Net Assets	$3,005		$2,423,045	$155,815
Net Assets
Class A Shares	$145		$467,936	$71,027
Class C Shares	—		—	14,970
Class I Shares	2,860		1,568,121	8,714
Class R Shares	—		298,601	59,036
Class Y Shares	—		88,387	2,068
Total	$3,005		$2,423,045	$155,815
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	14		11,140	3,271
Class C Shares	—		—	755
Class I Shares	269		37,064	398
Class R Shares	—		7,426	2,824
Class Y Shares	—		2,101	95
Total	283		57,731	7,343
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$10.62		$42.01	$21.71
Class C Shares (c)	$—		$—	$19.82
Class I Shares	$10.62		$42.31	$21.96
Class R Shares	$—		$40.21	$20.91
Class Y Shares	$—		$42.06	$21.80
Maximum Sales Charge — Class A Shares	5.75%		5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.27		$44.57	$23.03

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2014

(Amounts in Thousands, Except Per Share Amounts)

	Emerging Markets Small Cap Fund		Global Equity Fund		International Fund
ASSETS:
Investments, at value (Cost $4,419, $9,273 and $67,654)	$4,693		$10,977		$79,465
Foreign currency, at value (Cost $155, $— and $51)	155		—		51
Interest and dividends receivable	1		6		82
Receivable for investments sold	127		—		—
Reclaims receivable	—		5		107
Receivable from adviser	34		14		6
Prepaid expenses	26		19		43
Total Assets	5,036		11,021		79,754
LIABILITIES:
Payable for investments purchased	20		33		1
Foreign taxes accrued	6		—		61
Payable for capital shares redeemed	—		—		1
Accrued expenses and other payables:
Investment advisory fees	6		7		52
Administration fees	1		2		8
Custodian fees	3		2		5
Transfer agent fees	—	(a)	—	(a)	3
Chief Compliance Officer fees	—	(a)	—	(a)	—	(a)
Trustees' fees	—	(a)	—	(a)	—	(a)
12b-1 fees	—	(a)	3		—	(a)
Other accrued expenses	38		2		15
Total Liabilities	74		49		146
NET ASSETS:
Capital	4,762		8,203		63,411
Accumulated undistributed (distributions in excess of) net investment income	—		11		601
Accumulated net realized gains (losses) from investments and foreign currency transactions	(68)		1,054		3,855
Net unrealized appreciation on investments and foreign currency transactions	268		1,704		11,741
Net Assets	$4,962		$10,972		$79,608
Net Assets
Class A Shares	$48		$3,509		$90
Class C Shares	53		2,582		950
Class I Shares	4,861		4,495		76,914
Class R Shares	—		386		287
Class R6 Shares	—		—		383
Class Y Shares	—		—		984
Total	$4,962		$10,972		$79,608
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	5		246		6
Class C Shares	5		183		67
Class I Shares	469		314		5,274
Class R Shares	—		27		20
Class R6 Shares	—		—		26
Class Y Shares	—		—		68
Total	479		770		5,461
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$10.35		$14.27		$14.42
Class C Shares (c)	$10.31		$14.14		$14.23
Class I Shares	$10.37		$14.32		$14.58
Class R Shares	$—		$14.24		$14.36
Class R6 Shares	$—		$—		$14.59
Class Y Shares	$—		$—		$14.44
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.98		$15.14		$15.30

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2014

(Amounts in Thousands, Except Per Share Amounts)

	International Select Fund		Fund for Income	National Municipal Bond Fund
ASSETS:
Investments, at value (Cost $68,856, $889,584 and $91,116)	$81,040		$885,541	$96,557
Interest and dividends receivable	63		4,969	933
Receivable for capital shares issued	—		971	40
Receivable for investments sold	—		—	5,325
Reclaims receivable	108		—	—
Receivable from adviser	6		1	4
Prepaid expenses	36		41	14
Total Assets	81,253		891,523	102,873
LIABILITIES:
Payable for investments purchased	1		—	10,240
Foreign taxes accrued	60		—	—
Payable for capital shares redeemed	—		1,659	125
Accrued expenses and other payables:
Investment advisory fees	53		355	43
Administration fees	8		82	8
Custodian fees	2		9	1
Transfer agent fees	1		49	8
Chief Compliance Officer fees	—	(a)	2	—	(a)
Trustees' fees	—	(a)	2	—	(a)
12b-1 fees	1		159	19
Other accrued expenses	11		67	7
Total Liabilities	137		2,384	10,451
NET ASSETS:
Capital	64,572		1,058,556	86,508
Accumulated undistributed net investment income	277		1,617	39
Accumulated net realized gains from investments	4,151		(166,991)	434
Net unrealized appreciation/depreciation on investments	12,116		(4,043)	5,441
Net Assets	$81,116		$889,139	$92,422
Net Assets
Class A Shares	$628		$338,122	$90,787
Class C Shares	854		79,353	—
Class I Shares	78,327		379,805	—
Class R Shares	295		84,368	—
Class Y Shares	1,012		7,491	1,635
Total	$81,116		$889,139	$92,422
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	45		32,930	8,102
Class C Shares	62		7,781	—
Class I Shares	5,469		37,016	—
Class R Shares	21		8,213	—
Class Y Shares	71		730	146
Total	5,668		86,670	8,248
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$14.15		$10.27	$11.21
Class C Shares (c)	$13.91		$10.20	$—
Class I Shares	$14.32		$10.26	$—
Class R Shares	$14.09		$10.28	$—
Class Y Shares	$14.18		$10.27	$11.20
Maximum Sales Charge — Class A Shares	5.75%		2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$15.01		$10.48	$11.44

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

The Victory Portfolios  October 31, 2014

(Amounts in Thousands, Except Per Share Amounts)

	Ohio Municipal Bond Fund		Balanced Fund		Investment Grade Convertible Fund
ASSETS:
Investments, at value (Cost $53,247, $14,284 and $32,987)	$57,689		$15,219		$37,411
Interest and dividends receivable	675		37		167
Receivable for capital shares issued	—		9		48
Receivable for investments sold	492		145		148
Receivable from adviser	—		5		3
Prepaid expenses	11		26		16
Total Assets	58,867		15,441		37,793
LIABILITIES:
Payable for investments purchased	3,196		165		110
Payable for capital shares redeemed	551		—		—
Accrued expenses and other payables:
Investment advisory fees	26		8		24
Administration fees	5		1		4
Custodian fees	1		1		1
Transfer agent fees	3		1		1
Chief Compliance Officer fees	—	(a)	—	(a)	—	(a)
Trustees' fees	—	(a)	—	(a)	—	(a)
12b-1 fees	12		5		2
Other accrued expenses	4		4		4
Total Liabilities	3,798		185		146
NET ASSETS:
Capital	49,923		18,140		37,246
Accumulated undistributed net investment income	38		2		81
Accumulated net realized gains (losses) from investments	666		(3,821)		(4,104)
Net unrealized appreciation on investments	4,442		935		4,424
Net Assets	$55,069		$15,256		$37,647
Net Assets
Class A Shares	$55,069		$10,293		$6,964
Class C Shares	—		2,778		—
Class I Shares	—		318		30,683
Class R Shares	—		1,867		—
Total	$55,069		$15,256		$37,647
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	4,733		655		494
Class C Shares	—		179		—
Class I Shares	—		20		2,177
Class R Shares	—		120		—
Total	4,733		974		2,671
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$11.63		$15.69		$14.10
Class C Shares (c)	$—		$15.57		$—
Class I Shares	$—		$15.74		$14.09
Class R Shares	$—		$15.68		$—
Maximum Sales Charge — Class A Shares	2.00%		5.75%		2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.87		$16.65		$14.39

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2014

(Amounts in Thousands)

	Dividend Growth Fund		Established Value Fund	Large Cap Growth Fund
Investment Income:
Dividend income	$153		$34,688	$1,077
Total Income	153		34,688	1,077
Expenses:
Investment advisory fees	52		9,709	1,540
Administration fees	9		2,261	222
12b-1 fees — Class A Shares	4		2,465	93
12b-1 fees — Class C Shares	12		—	112
12b-1 fees — Class R Shares	6		3,260	5
Custodian fees	4		169	20
Transfer agent fees	1		418	41
Transfer agent fees — Class A Shares	—	(a)	1,347	11
Transfer agent fees — Class C Shares	—	(a)	—	4
Transfer agent fees — Class I Shares	—	(a)	47	68
Transfer agent fees — Class R Shares	—	(a)	348	2
Transfer agent fees — Class R6 Shares	—		1	—
Transfer agent fees — Class Y Shares	—	(a)	12	22
Trustees' fees	1		248	25
Chief Compliance Officer fees	—	(a)	45	4
Legal and audit fees	2		394	38
State registration and filing fees	71		106	63
Other expenses	12		263	30
Recoupment of prior expenses waived/reimbursed by Adviser	—		—	2
Total Expenses	174		21,093	2,302
Expenses waived/reimbursed by Adviser	(79)		(14)	(77)
Net Expenses	95		21,079	2,225
Net Investment Income(Loss)	58		13,609	(1,148)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	237		268,911	18,475
Net realized losses from foreign currency transactions	—		—	(1)
Net change in unrealized appreciation/depreciation on investments	403		(13,209)	9,415
Net realized/unrealized gains on investments	640		255,702	27,889
Change in net assets resulting from operations	$698		$269,311	$26,741

(a)  Rounds to less than $1.
See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2014

(Amounts in Thousands)

	Select Fund(a)		Small Company Opportunity Fund	Special Value Fund
Investment Income:
Dividend income	$39		$29,428	$2,471
Total Income	39		29,428	2,471
Expenses:
Investment advisory fees	14		16,834	1,410
Administration fees	3		2,356	205
12b-1 fees — Class A Shares	—	(b)	1,232	218
12b-1 fees — Class C Shares	—		—	161
12b-1 fees — Class R Shares	—		1,504	335
Custodian fees	2		188	26
Transfer agent fees	—	(b)	436	38
Transfer agent fees — Class A Shares	—	(b)	496	73
Transfer agent fees — Class C Shares	—		—	30
Transfer agent fees — Class I Shares	—	(b)	141	—
Transfer agent fees — Class R Shares	—		269	95
Transfer agent fees — Class Y Shares	—		136	3
Trustees' fees	—	(b)	254	23
Chief Compliance Officer fees	—	(b)	48	4
Legal and audit fees	57		420	36
State registration and filing fees	6		95	63
Other expenses	22		533	37
Recoupment of prior expenses waived/reimbursed by Adviser	—		—	2
Total Expenses	104		24,942	2,759
Expenses waived/reimbursed by Adviser	(84)		(33)	(7)
Net Expenses	20		24,909	2,752
Net Investment Income(Loss)	19		4,519	(281)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	52		209,014	37,141
Net change in unrealized appreciation/depreciation on investments	131		17,721	(20,422)
Net realized/unrealized gains on investments	183		226,735	16,719
Change in net assets resulting from operations	$202		$231,254	$16,438

(a)  Select Fund commenced operations on January 2, 2014.

(b)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2014

(Amounts in Thousands)

	Emerging Markets Small Cap Fund(a)		Global Equity Fund		International Fund
Investment Income:
Dividend income	$62		$216		$2,252
Foreign tax withholding	(8)		(13)		(285)
Total Income	54		203		1,967
Expenses:
Investment advisory fees	41		86		646
Administration fees	15		27		105
12b-1 fees — Class A Shares	—	(b)	9		2
12b-1 fees — Class C Shares	—	(b)	25		6
12b-1 fees — Class R Shares	—		2		1
Custodian fees	19		11		27
Transfer agent fees	1		2		16
Transfer agent fees — Class A Shares	—	(b)	—	(b)	—	(b)
Transfer agent fees — Class C Shares	—	(b)	—	(b)	—	(b)
Transfer agent fees — Class I Shares	—	(b)	—	(b)	8
Transfer agent fees — Class R Shares	—		—	(b)	—	(b)
Transfer agent fees — Class R6 Shares	—		—		1
Transfer agent fees — Class Y Shares	—		—		—	(b)
Trustees' fees	1		1		9
Chief Compliance Officer fees	—	(b)	—	(b)	2
Legal and audit fees	51		3		23
State registration and filing fees	28		50		70
Other expenses	6		10		15
Total Expenses	162		226		931
Expenses waived/reimbursed by Adviser	(111)		(66)		(32)
Net Expenses	51		160		899
Net Investment Income	3		43		1,068
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains/(losses) from investment transactions	(81)		1,058		4,217
Net realized losses from foreign currency transactions	(13)		(6)		(124)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	268		(28)		(3,516)
Net realized/unrealized gains on investments	174		1,024		577
Change in net assets resulting from operations	$177		$1,067		$1,645

(a)  Emerging Markets Small Cap Fund commenced operations on April 1, 2014

(b)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2014

(Amounts in Thousands)

	International Select Fund		Fund for Income	National Municipal Bond Fund
Investment Income:
Interest income	$—		$24,674	$2,773
Dividend income	1,951		— (a)	—	(a)
Foreign tax withholding	(175)		—	—
Total Income	1,776		24,674	2,773
Expenses:
Investment advisory fees	651		4,519	487
Administration fees	102		1,105	105
12b-1 fees — Class A Shares	2		1,037	217
12b-1 fees — Class C Shares	10		987	—
12b-1 fees — Class R Shares	1		224	—
Custodian fees	20		95	8
Transfer agent fees	16		196	18
Transfer agent fees — Class A Shares	—	(a)	170	29
Transfer agent fees — Class C Shares	—	(a)	44	—
Transfer agent fees — Class I Shares	8		38	—
Transfer agent fees — Class R Shares	—	(a)	38	—
Transfer agent fees — Class Y Shares	—	(a)	10	2
Trustees' fees	10		121	11
Chief Compliance Officer fees	2		22	2
Legal and audit fees	23		161	15
State registration and filing fees	61		105	33
Other expenses	16		173	19
Total Expenses	922		9,045	946
Expenses waived/reimbursed by Adviser	(25)		(10)	(75)
Net Expenses	897		9,035	871
Net Investment Income	879		15,639	1,902
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains/(losses) from investment transactions	4,331		(2,690)	433
Net realized losses from foreign currency transactions	(69)		—	—
Net change in unrealized appreciation/depreciation on investments	(1,570)		2,846	506
Net realized/unrealized gains on investments	2,692		156	939
Change in net assets resulting from operations	$3,571		$15,795	$2,841

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

The Victory Portfolios  For the Year Ended October 31, 2014

(Amounts in Thousands)

	Ohio Municipal Bond Fund		Balanced Fund	Investment Grade Convertible Fund
Investment Income:
Interest income	$2,237		$140	$261
Dividend income	—	(a)	260	337
Total Income	2,237		400	598
Expenses:
Investment advisory fees	319		115	207
Administration fees	69		25	35
12b-1 fees — Class A Shares	145		27	17
12b-1 fees — Class C Shares	—		29	—
12b-1 fees — Class R Shares	—		25	—
Custodian fees	6		9	5
Transfer agent fees	12		4	6
Transfer agent fees — Class A Shares	10		3	2
Transfer agent fees — Class C Shares	—		1	—
Transfer agent fees — Class I Shares	—		—	2
Transfer agent fees — Class R Shares	—		2	—
Trustees' fees	7		2	3
Chief Compliance Officer fees	1		— (a)	1
Legal and audit fees	11		4	6
State registration and filing fees	19		52	33
Other expenses	3		10	10
Total Expenses	602		308	327
Expenses waived/reimbursed by Adviser	—		(54)	(16)
Net Expenses	602		254	311
Net Investment Income	1,635		146	287
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	663		2,702	991
Net change in unrealized appreciation/depreciation on investments	425		(1,148)	2,219
Net realized/unrealized gains on investments	1,088		1,554	3,210
Change in net assets resulting from operations	$2,723		$1,700	$3,497

(a)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Dividend Growth Fund		Established Value Fund		Large Cap Growth Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013(a)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
From Investment Activities:
Operations:
Net investment income(loss)	$58	$42	$13,609	$10,233	$(1,148)	$(915)
Net realized gains from investment transactions	237	261	268,911	129,344	18,474	21,213
Net change in unrealized appreciation/depreciation on investments	403	1,040	(13,209)	309,434	9,415	22,055
Change in net assets resulting from operations	698	1,343	269,311	449,011	26,741	42,353
Distributions to Shareholders:
From net investment income:
Class A Shares	(12)	(9)	(5,909)	(5,131)	—	—
Class C Shares	(3)	(3)	—	—	—	—
Class I Shares	(27)	(13)	(4,251)	(2,793)	—	—
Class R Shares	(7)	(7)	(2,953)	(2,439)	—	—
Class R6 Shares (b)	—	—	(56)	—	—	—
Class Y Shares (c)	(12)	(11)	(64)	(35)	—	—
From net realized gains:
Class A Shares	(56)	—	(61,422)	(17,726)	(3,575)	(3,568)
Class C Shares	(44)	—	—	—	(1,122)	(478)
Class I Shares	(83)	—	(27,221)	(4,913)	(9,895)	(2,645)
Class R Shares	(42)	—	(40,150)	(11,045)	(84)	(46)
Class Y Shares (c)	(42)	—	(527)	—	(4,523)	—
Change in net assets resulting from distributions to shareholders	(328)	(43)	(142,553)	(44,082)	(19,199)	(6,737)
Change in net assets from capital transactions	1,179	5,233	152,072	231,301	(14,050)	27,631
Change in net assets	1,549	6,533	278,830	636,230	(6,508)	63,247
Net Assets:
Beginning of period	6,533	—	1,917,861	1,281,631	210,785	147,538
End of period	$8,082	$6,533	$2,196,691	$1,917,861	$204,277	$210,785
Accumulated undistributed (distributions in excess of) net investment income	$(1)	$3	$645	$(2)	$(1,140)	$(872)

(a)  The Dividend Growth Fund commenced operations on November 1, 2012.

(b)  Established Value Fund, Class R6 Shares, commenced operations on March 4, 2014.

(c)  Class Y Shares commenced operations on January 28, 2013.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Dividend Growth Fund		Established Value Fund		Large Cap Growth Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013(a)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Capital Transactions:
Class A Shares
Proceeds from shares issued	$335	$1,201	$310,323	$315,319	$5,511	$30,486
Dividends reinvested	68	9	55,474	18,530	3,190	2,286
Cost of shares redeemed	(18)	(200)	(379,414)	(308,990)	(24,166)	(85,276)
Total Class A Shares	$385	$1,010	$(13,617)	$24,859	$(15,465)	$(52,504)
Class C Shares
Proceeds from shares issued	$198	$1,060	$—	$—	$1,098	$2,593
Dividends reinvested	45	3	—	—	865	366
Cost of shares redeemed	(29)	(200)	—	—	(3,136)	(2,513)
Total Class C Shares	$214	$863	$—	$—	$(1,173)	$446
Class I Shares
Proceeds from shares issued	$893	$1,933	$219,041	$197,416	$60,359	$64,722
Dividends reinvested	109	13	24,446	5,304	1,467	634
Cost of shares redeemed	(525)	(204)	(139,903)	(60,077)	(35,776)	(27,502)
Total Class I Shares	$477	$1,742	$103,584	$142,643	$26,050	$37,854
Class R Shares
Proceeds from shares issued	$— (b)	$1,000	$160,107	$156,384	$197	$281
Dividends reinvested	49	7	40,827	12,674	84	44
Cost of shares redeemed	—	(200)	(162,439)	(111,801)	(281)	(628)
Total Class R Shares	$49	$807	$38,495	$57,257	$— (b)	$(303)
Class R6 Shares (c)
Proceeds from shares issued	$—	$—	$24,756	$—	$—	$—
Dividends reinvested	—	—	56	—	—	—
Cost of shares redeemed	—	—	(378)	—	—	—
Total Class R6 Shares	$—	$—	$24,434	$—	$—	$—
Class Y Shares (d)
Proceeds from shares issued	$— (b)	$1,000	$1,880	$9,176	$9,569	$55,588
Dividends reinvested	54	11	1	— (b)	1	—
Cost of shares redeemed	—	(200)	(2,705)	(2,634)	(33,032)	(13,450)
Total Class Y Shares	$54	$811	$(824)	$6,542	$(23,462)	$42,138
Change in net assets from capital transactions	$1,179	$5,233	$152,072	$231,301	$(14,050)	$27,631

(continues on next page)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Dividend Growth Fund		Established Value Fund		Large Cap Growth Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013(a)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Share Transactions:
Class A Shares
Issued	26	117	8,774	10,250	302	1,966
Reinvested	5	1	1,617	667	175	154
Redeemed	(1)	(18)	(10,649)	(10,022)	(1,303)	(5,317)
Total Class A Shares	30	100	(258)	895	(826)	(3,197)
Class C Shares
Issued	14	105	—	—	64	174
Reinvested	4	—	—	—	52	27
Redeemed	(2)	(18)	—	—	(190)	(164)
Total Class C Shares	16	87	—	—	(74)	37
Class I Shares
Issued	68	179	6,148	6,414	3,230	3,794
Reinvested	9	1	712	187	80	43
Redeemed	(40)	(18)	(3,960)	(1,910)	(1,932)	(1,672)
Total Class I Shares	37	162	2,900	4,691	1,378	2,165
Class R Shares
Issued	—	100	4,535	5,187	12	17
Reinvested	4	1	1,201	462	5	3
Redeemed	—	(18)	(4,611)	(3,645)	(16)	(39)
Total Class R Shares	4	83	1,125	2,004	1	(19)
Class R6 Shares (b)
Issued	—	—	681	—	—	—
Reinvested	—	—	2	—	—	—
Redeemed	—	—	(11)	—	—	—
Total Class R6 Shares	—	—	672	—	—	—
Class Y Shares (c)
Issued	—	100	54	308	519	3,481
Reinvested	4	1	— (d)	— (d)	— (d)	—
Redeemed	—	(18)	(76)	(83)	(1,815)	(795)
Total Class Y Shares	4	83	(22)	225	(1,296)	2,686
Change in Shares	91	515	4,417	7,815	(817)	1,672

(a)  The Dividend Growth Fund commenced operations on November 1, 2012.

(b)  Established Value Fund, Class R6 Shares, commenced operations on March 4, 2014.

(c)  Class Y Shares commenced operations on January 28, 2013.

(d)  Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Select Fund	Small Company Opportunity Fund		Special Value Fund
	For the Period Ended October 31, 2014(a)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
From Investment Activities:
Operations:
Net investment income(loss)	$19	$4,519	$5,477	$(281)	$(274)
Net realized gains from investment transactions	52	209,014	134,825	37,141	47,993
Net change in unrealized appreciation/ depreciation on investments	131	17,721	285,071	(20,422)	18,097
Change in net assets resulting from operations	202	231,254	425,373	16,438	65,816
Distributions to Shareholders:
From net investment income:
Class A Shares	— (b)	(120)	(1,678)	—	—
Class I Shares	(18)	(4,223)	(3,170)	—	—
Class R Shares	—	—	(875)	—	—
Class Y Shares (c)	—	(35)	—	—	—
From net realized gains:
Class A Shares	—	(32,943)	(17,932)	—	—
Class I Shares	—	(78,012)	(26,728)	—	—
Class R Shares	—	(20,097)	(10,771)	—	—
Class Y Shares (c)	—	(1,016)	—	—	—
Change in net assets resulting from distributions to shareholders	(18)	(136,446)	(61,154)	—	—
Change in net assets from capital transactions	2,821	356,520	416,826	(87,893)	(146,736)
Change in net assets	3,005	451,328	781,045	(71,455)	(80,920)
Net Assets:
Beginning of period	—	1,971,717	1,190,672	227,270	308,190
End of period	$3,005	$2,423,045	$1,971,717	$155,815	$227,270
Accumulated undistributed (distributions in excess of) net investment income	$1	$146	$(277)	$(273)	$(664)

(a)  Select Fund commenced operations on January 2, 2014.

(b)  Rounds to less than $1.

(c)  Small Company Opportunity Fund and Special Value Fund, Class Y Shares, commenced operations on January 28, 2013.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Select Fund	Small Company Opportunity Fund		Special Value Fund
	For the Period Ended October 31, 2014(a)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Capital Transactions:
Class A Shares
Proceeds from shares issued	$137	$139,445	$157,579	$8,305	$16,067
Dividends reinvested	— (b)	27,806	16,162	—	—
Cost of shares redeemed	—	(233,180)	(170,897)	(44,910)	(100,672)
Total Class A Shares	$137	$(65,929)	$2,844	$(36,605)	$(84,605)
Class C Shares
Proceeds from shares issued	$—	$—	$—	$1,280	$1,898
Cost of shares redeemed	—	—	—	(4,640)	(8,993)
Total Class C Shares	$—	$—	$—	$(3,360)	$(7,095)
Class I Shares
Proceeds from shares issued	$2,668	$590,543	$576,650	$2,258	$3,460
Dividends reinvested	18	66,603	23,054	—	—
Cost of shares redeemed	(2)	(297,013)	(201,112)	(29,244)	(24,587)
Total Class I Shares	$2,684	$360,133	$398,592	$(26,986)	$(21,127)
Class R Shares
Proceeds from shares issued	$—	$48,256	$60,490	$6,712	$9,064
Dividends reinvested	—	19,087	10,813	—	—
Cost of shares redeemed	—	(73,719)	(68,912)	(27,186)	(44,942)
Total Class R Shares	$—	$(6,376)	$2,391	$(20,474)	$(35,878)
Class Y Shares (c)
Proceeds from shares issued	$—	$92,664	$15,515	$388	$2,679
Dividends reinvested	—	4	—	—	—
Cost of shares redeemed	—	(23,976)	(2,516)	(856)	(710)
Total Class Y Shares	$—	$68,692	$12,999	$(468)	$1,969
Change in net assets from capital transactions	$2,821	$356,520	$416,826	$(87,893)	$(146,736)

(continues on next page)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Select Fund		Small Company Opportunity Fund		Special Value Fund
	For the Period Ended October 31, 2014(a)		Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Share Transactions:
Class A Shares
Issued	14		3,440	4,463	393	924
Reinvested	—	(b)	694	506	—
Redeemed	—		(5,743)	(4,823)	(2,122)	(5,741)
Total Class A Shares	14		(1,609)	146	(1,729)	(4,817)
Class C Shares
Issued	—		—	—	66	117
Redeemed	—		—	—	(240)	(552)
Total Class C Shares	—		—	—	(174)	(435)
Class I Shares
Issued	268		14,352	16,021	106	193
Reinvested	1		1,654	718	—
Redeemed	—	(b)	(7,260)	(5,523)	(1,398)	(1,442)
Total Class I Shares	269		8,746	11,216	(1,292)	(1,249)
Class R Shares
Issued	—		1,241	1,777	330	528
Reinvested	—		496	351	—
Redeemed	—		(1,901)	(2,010)	(1,332)	(2,694)
Total Class R Shares	—		(164)	118	(1,002)	(2,166)
Class Y Shares (c)
Issued	—		2,322	441	18	156
Reinvested	—		— (b)	—	—
Redeemed	—		(594)	(68)	(40)	(39)
Total Class Y Shares	—		1,728	373	(22)	117
Change in Shares	283		8,701	11,853	(4,219)	(8,550)

(a)  Select Fund commenced operations on January 2, 2014.

(b)  Rounds to less than 1.

(c)  Small Company Opportunity Fund and Special Value Fund, Class Y Shares, commenced operations on January 28, 2013.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Emerging Markets Small Cap Fund	Global Equity Fund		International Fund
	For the Period Ended October 31, 2014(a)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
From Investment Activities:
Operations:
Net investment income	$3	$43	$40	$1,068	$1,049
Net realized gains/losses from investment transactions and foreign currency transactions	(94)	1,052	1,005	4,093	7,050
Net change in unrealized appreciation/ depreciation on investments and foreign currency transactions	268	(28)	678	(3,516)	5,387
Change in net assets resulting from operations	177	1,067	1,723	1,645	13,486
Distributions to Shareholders:
From net investment income:
Class A Shares	—	(21)	(23)	(14)	(8)
Class C Shares	—	—	(2)	(7)	(5)
Class I Shares	—	(33)	(26)	(1,161)	(1,099)
Class R Shares (b)	—	(2)	—	(3)
Class Y Shares	—	—	—	(14)	(18)
From net realized gains:
Class A Shares	—	(335)	(22)	(94)	(4)
Class C Shares	—	(237)	(16)	(87)	(5)
Class I Shares	—	(399)	(19)	(6,756)	(474)
Class R Shares (b)	—	(35)	—	(26)
Class Y Shares	—	—	—	(87)	(8)
Change in net assets resulting from distributions to shareholders	—	(1,062)	(108)	(8,249)	(1,621)
Change in net assets from capital transactions	4,785	821	1,228	7,249	2,328
Change in net assets	4,962	826	2,843	645	14,193
Net Assets:
Beginning of period	—	10,146	7,303	78,963	64,770
End of period	$4,962	$10,972	$10,146	$79,608	$78,963
Accumulated undistributed (distributions in excess of) net investment income	$—	$11	$36	$601	$861

(a)  Emerging Markets Small Cap Fund commenced operations on April 1, 2014.

(b)  Global Equity Fund and International Fund, Class R Shares, commenced operations on March 1, 2013.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Emerging Markets Small Cap Fund	Global Equity Fund		International Fund
	For the Period Ended October 31, 2014(a)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Capital Transactions:
Class A Shares
Proceeds from shares issued	$47	$—	$66	$690	$445
Dividends reinvested	—	356	45	106	12
Cost of shares redeemed	—	(231)	(116)	(1,587)	(27)
Total Class A Shares	$47	$125	$(5)	$(791)	$430
Class C Shares
Proceeds from shares issued	$50	$8	$16	$15	$194
Dividends reinvested	—	237	18	94	10
Cost of shares redeemed	—	(39)	(100)	(18)	(38)
Total Class C Shares	$50	$206	$(66)	$91	$166
Class I Shares
Proceeds from shares issued	$5,519	$442	$1,071	$1,722	$1,258
Dividends reinvested	—	432	45	7,913	1,573
Cost of shares redeemed	(831)	(420)	(117)	(2,201)	(1,125)
Total Class I Shares	$4,688	$454	$999	$7,434	$1,706
Class R Shares (b)
Proceeds from shares issued	$—	$—	$300	$—	$250
Dividends reinvested	—	36	—	29	—
Total Class R Shares	$—	$36	$300	$29	$250
Class R6 Shares (c)
Proceeds from shares issued	$—	$—	$—	$534	$—
Cost of shares redeemed	—	—	—	(149)	—
Total Class R6 Shares	$—	$—	$—	$385	$—
Class Y Shares
Dividends reinvested	$—	$—	$—	$101	$26
Cost of shares redeemed	—	—	—	—	(250)
Total Class Y Shares	$—	$—	$—	$101	$(224)
Change in net assets from capital transactions	$4,785	$821	$1,228	$7,249	$2,328

(continues on next page)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Emerging Markets Small Cap Fund	Global Equity Fund		International Fund
	For the Period Ended October 31, 2014(a)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Share Transactions:
Class A Shares
Issued	5	—	5	47	32
Reinvested	—	25	4	7	1
Redeemed	—	(16)	(9)	(109)	(2)
Total Class A Shares	5	9	—	(55)	31
Class C Shares
Issued	5	1	1	1	13
Reinvested	—	18	2	7	1
Redeemed	—	(3)	(8)	(1)	(2)
Total Class C Shares	5	16	(5)	7	12
Class I Shares
Issued	552	30	80	115	87
Reinvested	—	32	4	546	115
Redeemed	(83)	(29)	(9)	(151)	(82)
Total Class I Shares	469	33	75	510	120
Class R Shares (b)
Issued	—	—	24	—	18
Reinvested	—	3		2	—
Total Class R Shares	—	3	24	2	18
Class R6 Shares (c)
Issued	—	—	—	36	—
Redeemed	—	—	—	(10)	—
Total Class R6 Shares	—	—	—	26	—
Class Y Shares
Reinvested	—	—	—	7	2
Redeemed	—	—	—	—	(18)
Total Class Y Shares	—	—	—	7	(16)
Change in Shares	479	61	94	497	165

(a)  Emerging Markets Small Cap Fund commenced operations on April 1, 2014.

(b)  Global Equity Fund and International Fund, Class R Shares, commenced operations on March 1, 2013.

(c)  International Fund, Class R6 Shares, commenced operations on March 4, 2014.
See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	International Select Fund		Fund for Income		National Municipal Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
From Investment Activities:
Operations:
Net investment income	$879	$943	$15,639	$16,369	$1,902	$2,140
Net realized gains/losses from investment transactions	4,262	8,012	(2,690)	(1,394)	433	20
Net change in unrealized appreciation/depreciation on investments	(1,570)	4,340	2,846	(30,290)	506	(3,944)
Change in net assets resulting from operations	3,571	13,295	15,795	(15,315)	2,841	(1,784)
Distributions to Shareholders:
From net investment income:
Class A Shares	(10)	(6)	(20,579)	(31,815)	(1,879)	(2,093)
Class C Shares	(8)	(4)	(4,233)	(7,152)	—	—
Class I Shares	(1,217)	(1,000)	(19,483)	(24,808)	—	—
Class R Shares (a)	(4)		(4,481)	(5,694)	—	—
Class Y Shares (b)	(15)	(16)	(482)	(630)	(46)	(51)
From net realized gains:
Class A Shares	(80)	(3)	—	—	(20)	(2,282)
Class C Shares	(107)	(4)	—	—	—	—
Class I Shares	(7,883)	(417)	—	—	—	—
Class R Shares (a)	(30)		—	—	—	—
Class Y Shares (b)	(101)	(7)	—	—	(1)	—
Change in net assets resulting from distributions to shareholders	(9,455)	(1,457)	(49,258)	(70,099)	(1,946)	(4,426)
Change in net assets from capital transactions	8,062	2,445	(209,362)	(363,170)	4,723	(54,997)
Change in net assets	2,178	14,283	(242,825)	(448,584)	5,618	(61,207)
Net Assets:
Beginning of period	78,938	64,655	1,131,964	1,580,548	86,804	148,011
End of period	$81,116	$78,938	$889,139	$1,131,964	$92,422	$86,804
Accumulated undistributed net investment income	$277	$725	$1,617	$2,544	$39	$62

(a)  International Select, Class R Shares, commenced operations on March 1, 2013.

(b)  Fund for Income and National Municipal Bond Fund, Class Y Shares, commenced operations on January 28, 2013.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	International Select Fund		Fund for Income		National Municipal Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Capital Transactions:
Class A Shares
Proceeds from shares issued	$127	$212	$107,776	$272,297	$23,145	$28,472
Dividends reinvested	88	9	15,102	22,664	1,722	3,913
Cost of shares redeemed	(299)	(154)	(276,754)	(543,360)	(19,311)	(89,940)
Total Class A Shares	$(84)	$67	$(153,876)	$(248,399)	$5,556	$(57,555)
Class C Shares
Proceeds from shares issued	$12	$218	$6,956	$34,162	$—	$—
Dividends reinvested	114	8	2,925	4,844	—	—
Cost of shares redeemed	(187)	—	(56,219)	(101,066)	—	—
Total Class C Shares	$(61)	$226	$(46,338)	$(62,060)	$—	$—
Class I Shares
Proceeds from shares issued	$560	$1,842	$139,974	$343,343	$—	$—
Dividends reinvested	9,100	1,417	12,907	19,097	—	—
Cost of shares redeemed	(1,603)	(1,130)	(147,554)	(397,182)	—	—
Total Class I Shares	$8,057	$2,129	$5,327	$(34,742)	$—	$—
Class R Shares (a)
Proceeds from shares issued	$—	$250	$22,217	$35,784	$—	$—
Dividends reinvested	34	—	3,518	3,984	—	—
Cost of shares redeemed	—	—	(37,617)	(68,899)	—	—
Total Class R Shares	$34	$250	$(11,882)	$(29,131)	$—	$—
Class Y Shares (b)
Proceeds from shares issued	$—	$—	$3,439	$28,991	$409	$3,792
Dividends reinvested	116	23	— (c)	— (c)	— (c)	—
Cost of shares redeemed	—	(250)	(6,032)	(17,829)	(1,242)	(1,234)
Total Class Y Shares	$116	$(227)	$(2,593)	$11,162	$(833)	$2,558
Change in net assets from capital transactions	$8,062	$2,445	$(209,362)	$(363,170)	$4,723	$(54,997)

(continues on next page)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	International Select Fund		Fund for Income		National Municipal Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Share Transactions:
Class A Shares
Issued	9	16	10,331	24,670	2,075	2,505
Reinvested	6	1	1,456	2,068	155	346
Redeemed	(20)	(12)	(26,540)	(49,521)	(1,734)	(7,975)
Total Class A Shares	(5)	5	(14,753)	(22,783)	496	(5,124)
Class C Shares
Issued	1	16	673	3,095	—	—
Reinvested	8	1	284	445	—	—
Redeemed	(14)	—	(5,419)	(9,307)	—	—
Total Class C Shares	(5)	17	(4,462)	(5,767)	—	—
Class I Shares
Issued	38	130	13,468	30,997	—	—
Reinvested	645	106	1,246	1,747	—	—
Redeemed	(112)	(84)	(14,155)	(36,341)	—	—
Total Class I Shares	571	152	559	(3,597)	—	—
Class R Shares (a)
Issued	—	19	2,126	3,238	—	—
Reinvested	2	—	339	364	—	—
Redeemed	—	—	(3,600)	(6,270)	—	—
Total Class R Shares	2	19	(1,135)	(2,668)	—	—
Class Y Shares (b)
Issued	—	—	330	2,611	37	332
Reinvested	8	2	— (c)	— (c)	— (c)	—
Redeemed	—	(19)	(579)	(1,632)	(112)	(111)
Total Class Y Shares	8	(17)	(249)	979	(75)	221
Change in Shares	571	176	(20,040)	(33,836)	421	(4,903)

(a)  International Select, Class R Shares, commenced operations on March 1, 2013.

(b)  Fund for Income and National Municipal Bond Fund, Class Y Shares, commenced operations on January 28, 2013.

(c)  Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Ohio Municipal Bond Fund		Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
From Investment Activities:
Operations:
Net investment income	$1,635	$1,875	$146	$139	$287	$230
Net realized gains from investment transactions	663	281	2,702	2,551	991	1,095
Net change in unrealized appreciation/depreciation on investments	425	(2,881)	(1,148)	911	2,219	1,697
Change in net assets resulting from operations	2,723	(725)	1,700	3,601	3,497	3,022
Distributions to Shareholders:
From net investment income:
Class A Shares	(1,644)	(1,882)	(227)	(179)	(176)	(97)
Class C Shares	—	—	(42)	(16)	—	—
Class I Shares	—	—	(7)	(5)	(429)	(148)
Class R Shares	—	—	(93)	(79)	—	—
From net realized gains:
Class A Shares	(281)	(641)	(184)	—	—
Class C Shares	—	—	(43)	—	—	—
Class I Shares	—	—	(4)	—	—
Class R Shares	—	—	(105)	—	—	—
Change in net assets resulting from distributions to shareholders	(1,925)	(2,523)	(705)	(279)	(605)	(245)
Change in net assets from capital transactions	(9,728)	(14,004)	(8,182)	(34)	19,050	(5,324)
Change in net assets	(8,930)	(17,252)	(7,187)	3,288	21,942	(2,547)
Net Assets:
Beginning of period	63,999	81,251	22,443	19,155	15,705	18,252
End of period	$55,069	$63,999	$15,256	$22,443	$37,647	$15,705
Accumulated undistributed net investment income	$38	$48	$2	$— (a)	$81	$235

(a)  Rounds to less than $1.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Ohio Municipal Bond Fund		Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,042	$2,803	$1,113	$1,800	$4,325	$1,252
Dividends reinvested	1,750	2,232	378	164	122	52
Cost of shares redeemed	(13,520)	(19,039)	(4,049)	(3,239)	(4,288)	(6,386)
Total Class A Shares	$(9,728)	$(14,004)	$(2,558)	$(1,275)	$159	$(5,082)
Class C Shares
Proceeds from shares issued	$—	$—	$626	$1,666	$—	$—
Dividends reinvested	—	—	67	12	—	—
Cost of shares redeemed	—	—	(839)	(394)	—	—
Total Class C Shares	$—	$—	$(146)	$1,284	$—	$—
Class I Shares
Proceeds from shares issued	$—	$—	$43	$43	$25,900	$4,354
Dividends reinvested	—	—	11	5	333	134
Cost of shares redeemed	—	—	(28)	(131)	(7,342)	(4,730)
Total Class I Shares	$—	$—	$26	$(83)	$18,891	$(242)
Class R Shares
Proceeds from shares issued	$—	$—	$430	$930	$—	$—
Dividends reinvested	—	—	194	78	—	—
Cost of shares redeemed	—	—	(6,128)	(968)	—	—
Total Class R Shares	$—	$—	$(5,504)	$40	$—	$—
Change in net assets from capital transactions	$(9,728)	$(14,004)	$(8,182)	$(34)	$19,050	$(5,324)

(continues on next page)

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Ohio Municipal Bond Fund		Balanced Fund		Investment Grade Convertible Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Share Transactions:
Class A Shares
Issued	178	238	73	129	314	106
Reinvested	152	191	25	12	10	5
Redeemed	(1,179)	(1,638)	(266)	(238)	(326)	(525)
Total Class A Shares	(849)	(1,209)	(168)	(97)	(2)	(414)
Class C Shares
Issued	—	—	42	119	—	—
Reinvested	—	—	4	1	—	—
Redeemed	—	—	(55)	(29)	—	—
Total Class C Shares	—	—	(9)	91	—	—
Class I Shares
Issued	—	—	3	3	1,962	363
Reinvested	—	—	1	— (a)	26	12
Redeemed	—	—	(2)	(9)	(552)	(404)
Total Class I Shares	—	—	2	(6)	1,436	(29)
Class R Shares
Issued	—	—	28	67	—	—
Reinvested	—	—	13	6	—	—
Redeemed	—	—	(398)	(70)	—	—
Total Class R Shares	—	—	(357)	3	—	—
Change in Shares	(849)	(1,209)	(532)	(9)	1,434	(443)

(a)  Rounds to less than 1.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Dividend Growth Fund
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$12.70	$10.00
Investment Activities:
Net investment income	0.10	0.10
Net realized and unrealized gains on investments	1.17	2.70
Total from Investment Activities	1.27	2.80
Distributions:
Net investment income	(0.10)	(0.10)
Net realized gains from investments	(0.51)	—
Total Distributions	(0.61)	(0.10)
Net Asset Value, End of Period	$13.36	$12.70
Total Return (excludes sales charge)	10.19%	28.12%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,734	$1,264
Ratio of net expenses to average net assets	1.25%	1.25%
Ratio of net investment income to average net assets	0.80%	0.89%
Ratio of gross expenses to average net assets (b)	2.26%	4.03%
Ratio of net investment loss to average net assets (b)	(0.21)%	(1.89)%
Portfolio turnover (c)	49%	68%

(a)  Class A Shares commenced operations on November 1, 2012.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Dividend Growth Fund
	Class C Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$12.67	$10.00
Investment Activities:
Net investment income	0.01	0.01
Net realized and unrealized gains on investments	1.16	2.69
Total from Investment Activities	1.17	2.70
Distributions:
Net investment income	(0.03)	(0.03)
Net realized gains from investments	(0.51)	—
Total Distributions	(0.54)	(0.03)
Net Asset Value, End of Period	$13.30	$12.67
Total Return (excludes contingent deferred sales charge)	9.41%	27.09%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,375	$1,106
Ratio of net expenses to average net assets	2.00%	1.99%
Ratio of net investment income to average net assets	0.05%	0.15%
Ratio of gross expenses to average net assets (b)	3.20%	4.78%
Ratio of net investment loss to average net assets (b)	(1.15)%	(2.64)%
Portfolio turnover (c)	49%	68%

(a)  Class C Shares commenced operations on November 1, 2012.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Dividend Growth Fund
	Class I Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$12.71	$10.00
Investment Activities:
Net investment income	0.14	0.12
Net realized and unrealized gains on investments	1.17	2.71
Total from Investment Activities	1.31	2.83
Distributions:
Net investment income	(0.15)	(0.12)
Net realized gains from investments	(0.51)	—
Total Distributions	(0.66)	(0.12)
Net Asset Value, End of Period	$13.36	$12.71
Total Return	10.51%	28.47%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,657	$2,061
Ratio of net expenses to average net assets	0.95%	0.95%
Ratio of net investment income to average net assets	1.09%	1.13%
Ratio of gross expenses to average net assets (b)	1.81%	4.02%
Ratio of net investment income (loss) to average net assets (b)	0.23%	(1.94)%
Portfolio turnover (c)	49%	68%

(a)  Class I Shares commenced operations on November 1, 2012.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Dividend Growth Fund
	Class R Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$12.69	$10.00
Investment Activities:
Net investment income	0.07	0.07
Net realized and unrealized gains on investments	1.16	2.69
Total from Investment Activities	1.23	2.76
Distributions:
Net investment income	(0.08)	(0.07)
Net realized gains from investments	(0.51)	—
Total Distributions	(0.59)	(0.07)
Net Asset Value, End of Period	$13.33	$12.69
Total Return	9.90%	27.76%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,152	$1,048
Ratio of net expenses to average net assets	1.50%	1.50%
Ratio of net investment income to average net assets	0.56%	0.65%
Ratio of gross expenses to average net assets (b)	2.75%	4.27%
Ratio of net investment loss to average net assets (b)	(0.69)%	(2.12)%
Portfolio turnover (c)	49%	68%

(a)  Class R Shares commenced operations on November 1, 2012.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Dividend Growth Fund
	Class Y Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$12.70	$10.00
Investment Activities:
Net investment income	0.14	0.13
Net realized and unrealized gains on investments	1.16	2.69
Total from Investment Activities	1.30	2.82
Distributions:
Net investment income	(0.14)	(0.12)
Net realized gains from investments	(0.51)	—
Total Distributions	(0.65)	(0.12)
Net Asset Value, End of Period	$13.35	$12.70
Total Return	10.49%	28.41%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,164	$1,054
Ratio of net expenses to average net assets	1.00%	1.00%
Ratio of net investment income to average net assets	1.06%	1.15%
Ratio of gross expenses to average net assets (c)	2.24%	3.83%
Ratio of net investment loss to average net assets (c)	(0.18)%	(1.68)%
Portfolio turnover (d)	49%	68%

(a)  Class Y Shares commenced operations on November 1, 2012.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$34.89	$27.17	$25.84	$26.06	$21.69
Investment Activities:
Net investment income	0.23	0.19	0.19	0.17	0.13
Net realized and unrealized gains on investments	4.44	8.43	2.02	1.54	4.73
Total from Investment Activities	4.67	8.62	2.21	1.71	4.86
Distributions:
Net investment income	(0.22)	(0.20)	(0.19)	(0.17)	(0.12)
Net realized gains from investments	(2.33)	(0.70)	(0.69)	(1.76)	(0.37)
Total Distributions	(2.55)	(0.90)	(0.88)	(1.93)	(0.49)
Net Asset Value, End of Period	$37.01	$34.89	$27.17	$25.84	$26.06
Total Return (excludes sales charge)	13.97%	32.61%	8.75%	6.46%	22.69	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$958,992	$913,195	$686,762	$469,365	$299,333
Ratio of net expenses to average net assets	1.04%	1.04%	1.06%	1.07%	1.10%
Ratio of net investment income to average net assets	0.63%	0.62%	0.72%	0.62%	0.57%
Portfolio turnover (b)	51%	46%	43%	38%	49%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class I Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$34.89	$27.17	$25.83	$26.04	$23.70
Investment Activities:
Net investment income	0.35	0.31	0.28	0.23	0.11
Net realized and unrealized gains on investments	4.44	8.42	2.03	1.56	2.36
Total from Investment Activities	4.79	8.73	2.31	1.79	2.47
Distributions:
Net investment income	(0.34)	(0.31)	(0.28)	(0.24)	(0.13)
Net realized gains from investments	(2.33)	(0.70)	(0.69)	(1.76)	—
Total Distributions	(2.67)	(1.01)	(0.97)	(2.00)	(0.13)
Net Asset Value, End of Period	$37.01	$34.89	$27.17	$25.83	$26.04
Total Return (b)	14.38%	33.09%	9.18%	6.81%	10.48	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$529,882	$398,382	$182,738	$64,128	$10,952
Ratio of net expenses to average net assets (d)	0.66%	0.67%	0.68%	0.70%	0.95%
Ratio of net investment income to average net assets (d)	0.99%	0.95%	1.08%	0.95%	0.60%
Ratio of gross expenses to average net assets (d) (e)	0.66%	0.67%	0.68%	0.73%	1.07%
Ratio of net investment income to average net assets (d) (e)	0.99%	0.95%	1.08%	0.92%	0.48%
Portfolio turnover (f)	51%	46%	43%	38%	49%

(a)  Class I Shares commenced operations on March 1, 2010.

(b)  Not annualized for periods less than one year.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class R Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$34.60	$26.96	$25.64	$25.87	$21.54
Investment Activities:
Net investment income	0.16	0.14	0.14	0.12	0.11
Net realized and unrealized gains on investments	4.40	8.35	2.01	1.53	4.68
Total from Investment Activities	4.56	8.49	2.15	1.65	4.79
Distributions:
Net investment income	(0.16)	(0.15)	(0.14)	(0.12)	(0.09)
Net realized gains from investments	(2.33)	(0.70)	(0.69)	(1.76)	(0.37)
Total Distributions	(2.49)	(0.85)	(0.83)	(1.88)	(0.46)
Net Asset Value, End of Period	$36.67	$34.60	$26.96	$25.64	$25.87
Total Return	13.76%	32.35%	8.61%	6.28%	22.48	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$675,421	$598,429	$412,131	$302,485	$247,733
Ratio of net expenses to average net assets	1.20%	1.22%	1.23%	1.24%	1.25%
Ratio of net investment income to average net assets	0.46%	0.44%	0.55%	0.47%	0.43%
Portfolio turnover (b)	51%	46%	43%	38%	49%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Established Value Fund
Class R6 Shares
Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$34.74
Investment Activities:
Net investment income	0.20
Net realized and unrealized gains on investments	2.33
Total from Investment Activities	2.53
Distributions:
Net investment income	(0.25)
Total Distributions	(0.25)
Net Asset Value, End of Period	$37.02
Total Return (b)	7.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$24,880
Ratio of net expenses to average net assets (c)	0.64%
Ratio of net investment income to average net assets (c)	0.66%
Ratio of gross expenses to average net assets (c) (d)	0.91%
Ratio of net investment income to average net assets (c) (d)	0.37%
Portfolio turnover (e)	51%

(a)  Class R6 commenced operations on March 4, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Established Value Fund
	Class Y Shares
	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$34.90	$29.46
Investment Activities:
Net investment income	0.30	0.17
Net realized and unrealized gains on investments	4.44	5.42
Total from Investment Activities	4.74	5.59
Distributions:
Net investment income	(0.29)	(0.15)
Net realized gains from investments	(2.33)	—
Total Distributions	(2.62)	(0.15)
Net Asset Value, End of Period	$37.02	$34.90
Total Return (b)	14.19%	19.01%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,516	$7,855
Ratio of net expenses to average net assets (c)	0.83%	0.83%
Ratio of net investment income to average net assets (c)	0.83%	0.70%
Ratio of gross expenses to average net assets (c) (d)	0.87%	1.04%
Ratio of net investment income to average net assets (c) (d)	0.79%	0.49%
Portfolio turnover (e)	51%	46%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$18.62	$15.33	$14.61	$13.91	$11.30
Investment Activities:
Net investment loss	(0.23)	(0.31)	(0.12)	(0.12)	(0.06)
Net realized and unrealized gains on investments	2.66	4.31	1.02	0.82	2.67
Total from Investment Activities	2.43	4.00	0.90	0.70	2.61
Distributions:
Net realized gains from investments	(1.67)	(0.71)	(0.18)	—	—
Total Distributions	(1.67)	(0.71)	(0.18)	—	—
Net Asset Value, End of Period	$19.38	$18.62	$15.33	$14.61	$13.91
Total Return (excludes sales charge)	13.58%	27.29%	6.31%	5.03%	23.10%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$27,799	$42,093	$83,648	$94,814	$120,697
Ratio of net expenses to average net assets	1.26%	1.28%	1.29%	1.23%	1.25%
Ratio of net investment loss to average net assets	(0.72)%	(0.62)%	(0.74)%	(0.68)%	(0.65)%
Portfolio turnover (a)	47%	78%	77%	82%	51%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class C Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$17.15	$14.29	$13.74	$13.19	$10.81
Investment Activities:
Net investment loss	(0.30)	(0.23)	(0.19)	(0.19)	(0.16)
Net realized and unrealized gains on investments	2.38	3.80	0.92	0.74	2.54
Total from Investment Activities	2.08	3.57	0.73	0.55	2.38
Distributions:
Net realized gains from investments	(1.67)	(0.71)	(0.18)	—	—
Total Distributions	(1.67)	(0.71)	(0.18)	—	—
Net Asset Value, End of Period	$17.56	$17.15	$14.29	$13.74	$13.19
Total Return (excludes contingent deferred sales charge)	12.63%	26.22%	5.46%	4.17%	22.02%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,656	$11,655	$9,187	$6,462	$4,072
Ratio of net expenses to average net assets	2.10%	2.10%	2.10%	2.10%	2.10%
Ratio of net investment loss to average net assets	(1.57)%	(1.47)%	(1.54)%	(1.58)%	(1.48)%
Ratio of gross expenses to average net assets (a)	2.10%	2.11%	2.15%	2.15%	2.29%
Ratio of net investment loss to average net assets (a)	(1.57)%	(1.48)%	(1.60)%	(1.63)%	(1.67)%
Portfolio turnover (b)	47%	78%	77%	82%	51%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class I Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011(a)
Net Asset Value, Beginning of Period	$18.76	$15.39	$14.62	$15.46
Investment Activities:
Net investment loss	(0.06)	— (b)	(0.09)	(0.04)
Net realized and unrealized gains (losses) on investments	2.58	4.08	1.04	(0.80)
Total from Investment Activities	2.52	4.08	0.95	(0.84)
Distributions:
Net investment income	—	—	—	—
Net realized gains from investments	(1.67)	(0.71)	(0.18)	—
Total Distributions	(1.67)	(0.71)	(0.18)	—
Net Asset Value, End of Period	$19.61	$18.76	$15.39	$14.62
Total Return (c)	13.98%	27.72%	6.65%	(5.43)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$137,831	$106,035	$53,683	$66,268
Ratio of net expenses to average net assets (d)	0.95%	0.95%	0.97%	1.02%
Ratio of net investment loss to average net assets (d)	(0.44)%	(0.35)%	(0.42)%	(0.56)%
Ratio of gross expenses to average net assets (d) (e)	1.00%	0.98%	1.00%	1.02%
Ratio of net investment loss to average net assets (d) (e)	(0.50)%	(0.38)%	(0.45)%	(0.56)%
Portfolio turnover (f)	47%	78%	77%	82%

(a)  Class I Shares commenced operations on March 1, 2011.

(b)  Less than $0.01 per share.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class R Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$18.02	$14.91	$14.27	$13.65	$11.13
Investment Activities:
Net investment loss	(0.21)	(0.24)	(0.16)	(0.20)	(0.16)
Net realized and unrealized gains on investments	2.49	4.06	0.98	0.82	2.68
Total from Investment Activities	2.28	3.82	0.82	0.62	2.52
Distributions:
Net realized gains from investments	(1.67)	(0.71)	(0.18)	—	—
Total Distributions	(1.67)	(0.71)	(0.18)	—	—
Net Asset Value, End of Period	$18.63	$18.02	$14.91	$14.27	$13.65
Total Return	13.17%	26.83%	5.89%	4.54%	22.64%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$935	$902	$1,020	$1,005	$681
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment loss to average net assets	(1.13)%	(1.01)%	(1.11)%	(1.12)%	(1.02)%
Ratio of gross expenses to average net assets (a)	2.72%	2.68%	2.79%	2.35%	2.84%
Ratio of net investment loss to average net assets (a)	(2.20)%	(2.04)%	(2.25)%	(1.82)%	(2.21)%
Portfolio turnover (b)	47%	78%	77%	82%	51%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Large Cap Growth Fund
	Class Y Shares
	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$18.65	$15.78
Investment Activities:
Net investment loss	(0.17)	(0.06)
Net realized and unrealized gains on investments	2.66	2.93
Total from Investment Activities	2.49	2.87
Distributions:
Net realized gains from investments	(1.67)	—
Total Distributions	(1.67)	—
Net Asset Value, End of Period	$19.47	$18.65
Total Return (b)	13.90%	18.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$27,056	$50,100
Ratio of net expenses to average net assets (c)	1.02%	1.02%
Ratio of net investment loss to average net assets (c)	(0.46)%	(0.44)%
Ratio of gross expenses to average net assets (c) (d)	1.03%	1.02%
Ratio of net investment loss to average net assets (c) (d)	(0.46)%	(0.44)%
Portfolio turnover (e)	47%	78%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

Select Fund
Class A Shares
Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.05
Net realized and unrealized gains on investments	0.61
Total from Investment Activities	0.66
Distributions:
Net investment income	(0.04)
Total Distributions	(0.04)
Net Asset Value, End of Period	$10.62
Total Return (excludes sales charge) (b)	6.65%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$145
Ratio of net expenses to average net assets (c)	1.15%
Ratio of net investment income to average net assets (c)	0.62%
Ratio of gross expenses to average net assets (c) (d)	7.41%
Ratio of net investment loss to average net assets (c) (d)	(5.64)%
Portfolio turnover (e)	67%

(a)  Class A commenced operations on January 2, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Select Fund
Class I Shares
Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.07
Net realized and unrealized gains on investments	0.62
Total from Investment Activities	0.69
Distributions:
Net investment income	(0.07)
Total Distributions	(0.07)
Net Asset Value, End of Period	$10.62
Total Return (b)	6.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,860
Ratio of net expenses to average net assets (c)	0.90%
Ratio of net investment income to average net assets (c)	0.87%
Ratio of gross expenses to average net assets (c) (d)	4.58%
Ratio of net investment loss to average net assets (c) (d)	(2.81)%
Portfolio turnover (e)	67%

(a)  Class I commenced operations on January 2, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$40.29	$32.19	$29.82	$27.35	$22.70
Investment Activities:
Net investment income	0.02	0.09	0.03	0.05	0.03
Net realized and unrealized gains on investments	4.40	9.61	2.51	2.47	4.63
Total from Investment Activities	4.42	9.70	2.54	2.52	4.66
Distributions:
Net investment income	(0.01)	(0.14)	(0.05)	(0.05)	(0.01)
Net realized gains from investments	(2.69)	(1.46)	(0.12)	—	—
Total Distributions	(2.70)	(1.60)	(0.17)	(0.05)	(0.01)
Net Asset Value, End of Period	$42.01	$40.29	$32.19	$29.82	$27.35
Total Return (excludes sales charge)	11.29%	31.42%	8.56%	9.23%	20.54%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$467,936	$513,668	$405,693	$296,044	$256,084
Ratio of net expenses to average net assets	1.31%	1.34%	1.38%	1.40%	1.43%
Ratio of net investment income to average net assets	0.06%	0.22%	0.08%	0.15%	0.12%
Portfolio turnover (a)	47%	56%	41%	44%	66%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class I Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$40.56	$32.32	$29.92	$27.41	$22.73
Investment Activities:
Net investment income	0.16	0.20	0.15	0.16	0.11
Net realized and unrealized gains on investments	4.43	9.67	2.52	2.48	4.66
Total from Investment Activities	4.59	9.87	2.67	2.64	4.77
Distributions:
Net investment income	(0.15)	(0.17)	(0.15)	(0.13)	(0.09)
Net realized gains from investments	(2.69)	(1.46)	(0.12)	—	—
Total Distributions	(2.84)	(1.63)	(0.27)	(0.13)	(0.09)
Net Asset Value, End of Period	$42.31	$40.56	$32.32	$29.92	$27.41
Total Return	11.66%	31.89%	8.95%	9.63%	21.00%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,568,121	$1,148,731	$552,745	$347,783	$274,045
Ratio of net expenses to average net assets	0.98%	0.98%	1.02%	1.04%	1.05%
Ratio of net investment income to average net assets	0.37%	0.48%	0.43%	0.50%	0.53%
Portfolio turnover (a)	47%	56%	41%	44%	66%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class R Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$38.77	$31.08	$28.84	$26.50	$22.03
Investment Activities:
Net investment loss	(0.09)	— (a)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gains on investments	4.22	9.27	2.43	2.40	4.49
Total from Investment Activities	4.13	9.27	2.40	2.38	4.47
Distributions:
Net investment income	—	(0.12)	(0.04)	(0.04)	— (a)
Net realized gains from investments	(2.69)	(1.46)	(0.12)	—	—
Total Distributions	(2.69)	(1.58)	(0.16)	(0.04)	— (a)
Net Asset Value, End of Period	$40.21	$38.77	$31.08	$28.84	$26.50
Total Return	10.97%	31.14%	8.33%	8.99%	20.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$298,601	$294,246	$232,234	$186,467	$147,459
Ratio of net expenses to average net assets	1.58%	1.56%	1.61%	1.60%	1.63%
Ratio of net investment loss to average net assets	(0.22)%	(0.01)%	(0.15)%	(0.06)%	(0.07)%
Portfolio turnover (b)	47%	56%	41%	44%	66%

(a)  Less than $0.01 per share.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class Y Shares
	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$40.36	$34.42
Investment Activities:
Net investment income	0.12	0.01
Net realized and unrealized gains on investments	4.36	5.93
Total from Investment Activities	4.48	5.94
Distributions:
Net investment income	(0.09)	—
Net realized gains from investments	(2.69)	—
Total Distributions	(2.78)	—
Net Asset Value, End of Period	$42.06	$40.36
Total Return (b)	11.45%	17.26%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$88,387	$15,072
Ratio of net expenses to average net assets (c)	1.15%	1.15%
Ratio of net investment income to average net assets (c)	0.06%	0.04%
Ratio of gross expenses to average net assets (c) (d)	1.18%	1.23%
Ratio of net investment income (loss) to average net assets (c) (d)	0.02%	(0.04)%
Portfolio turnover (e)	47%	56%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011		Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$19.98	$15.53	$14.77	$14.93		$12.25
Investment Activities:
Net investment income (loss)	(0.03)	(0.02)	(0.01)	(0.01)		0.01
Net realized and unrealized gains (losses) on investments	1.76	4.47	0.77	(0.14)		2.69
Total from Investment Activities	1.73	4.45	(0.76)	(0.15)		2.70
Distributions:
Net investment income	—	—	—	(0.01)		(0.02)
Total Distributions	—	—	—	(0.01)		(0.02)
Net Asset Value, End of Period	$21.71	$19.98	$15.53	$14.77		$14.93
Total Return (excludes sales charge)	8.66%	28.65%	5.15%	(1.02)%		22.04	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$71,027	$99,918	$152,428	$388,846		$722,165
Ratio of net expenses to average net assets	1.31%	1.27%	1.30%	1.19%		1.18%
Ratio of net investment income (loss) to average net assets	0.01%	0.01%	(0.02)%	—	%(b)	0.08%
Portfolio turnover (c)	174%	110%	87%	93%		97%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(b)  Rounds to less than 0.01%.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class C Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011		Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$18.41	$14.44	$13.86	$14.13		$11.70
Investment Activities:
Net investment loss	(0.20)	(0.20)	(0.17)	(0.14	)(a)	(0.13)
Net realized and unrealized gains (losses) on investments	1.61	4.17	0.75	(0.13)		2.56
Total from Investment Activities	1.41	3.97	0.58	(0.27)		2.43
Distributions:
Net investment income	—	—	—	—		—	(b)
Total Distributions	—	—	—	—		—	(b)
Net Asset Value, End of Period	$19.82	$18.41	$14.44	$13.86		$14.13
Total Return (excludes contingent deferred sales charge)	7.66%	27.49%	4.18%	(1.91)%		20.78	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,970	$17,106	$19,693	$26,874		$36,852
Ratio of net expenses to average net assets	2.20%	2.20%	2.20%	2.11%		2.16%
Ratio of net investment loss to average net assets	(0.88)%	(0.95)%	(0.96)%	(0.93)%		(0.90)%
Ratio of gross expenses to average net assets (d)	2.20%	2.23%	2.23%	2.11%		2.16%
Ratio of net investment loss to average net assets (d)	(0.88)%	(0.98)%	(1.00)%	(0.93)%		(0.90)%
Portfolio turnover (e)	174%	110%	87%	93%		97%

(a)  Calculated using average shares method for the period.

(b)  Less than $0.01 per share.

(c)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class I Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$20.16	$15.62	$14.82	$14.95	$12.27
Investment Activities:
Net investment income (loss)	0.01	0.04	0.05 (a)	0.05	0.06
Net realized and unrealized gains (losses) on investments	1.79	4.50	0.75	(0.14)	2.68
Total from Investment Activities	1.80	4.54	0.80	(0.09)	2.74
Distributions:
Net investment income	—	—	—	(0.04)	(0.06)
Total Distributions	—	—	—	(0.04)	(0.06)
Net Asset Value, End of Period	$21.96	$20.16	$15.62	$14.82	$14.95
Total Return (excludes sales charge, excludes contingent deferred sales charge)	8.93%	29.07%	5.40%	(0.66)%	22.38	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$8,714	$34,058	$45,903	$158,816	$165,995
Ratio of net expenses to average net assets	1.01%	1.00%	0.95%	0.87%	0.86%
Ratio of net investment income to average net assets	0.30%	0.27%	0.35%	0.29%	0.40%
Portfolio turnover (c)	174%	110%	87%	93%	97%

(a)  Calculated using average shares for the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class R Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$19.30	$15.05	$14.36	$14.55	$11.96
Investment Activities:
Net investment loss	(0.09)	(0.08)	(0.07)	(0.06)	(0.03)
Net realized and unrealized gains (losses) on investments	1.70	4.33	0.76	(0.13)	2.62
Total from Investment Activities	1.61	4.25	0.69	(0.19)	2.59
Distributions:
Net investment income	—	—	—	—	—	(a)
Total Distributions	—	—	—	—	—	(a)
Net Asset Value, End of Period	$20.91	$19.30	$15.05	$14.36	$14.55
Total Return	8.34%	28.24%	4.81%	(1.31)%	21.67	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$59,036	$73,847	$90,166	$145,987	$182,091
Ratio of net expenses to average net assets	1.61%	1.59%	1.59%	1.51%	1.49%
Ratio of net investment loss to average net assets	(0.30)%	(0.33)%	(0.35)%	(0.34)%	(0.24)%
Portfolio turnover (c)	174%	110%	87%	93%	97%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.01% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class Y Shares
	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$20.01	$17.11
Investment Activities:
Net investment income	0.05	0.01
Net realized and unrealized gains on investments	1.74	2.89
Total from Investment Activities	1.79	2.90
Distributions:
Total Distributions	—	—
Net Asset Value, End of Period	$21.80	$20.01
Total Return (b)	8.95%	16.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,068	$2,341
Ratio of net expenses to average net assets (c)	1.03%	1.03%
Ratio of net investment income to average net assets (c)	0.28%	0.05%
Ratio of gross expenses to average net assets (c) (d)	1.33%	1.72%
Ratio of net investment loss to average net assets (c) (d)	(0.02)%	(0.64)%
Portfolio turnover (e)	174%	110%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

Emerging Markets Small Cap Fund
Class A Shares
Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment loss	(0.01)
Net realized and unrealized gains on investments	0.36
Total from Investment Activities	0.35
Distributions:
Total Distributions	—
Net Asset Value, End of Period	$10.35
Total Return (excludes sales charge) (b)	3.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$48
Ratio of net expenses to average net assets (c)	1.80%
Ratio of net investment loss to average net assets (c)	(0.13)%
Ratio of gross expenses to average net assets (c) (d)	37.44%
Ratio of net investment loss to average net assets (c) (d)	(35.78)%
Portfolio turnover (e)	87%

(a)  Class A Shares commenced operations on April 1, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Emerging Markets Small Cap Fund
Class C Shares
Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$9.83
Investment Activities:
Net investment loss	(0.04)
Net realized and unrealized gains on investments	0.52
Total from Investment Activities	0.48
Distributions:
Total Distributions	—
Net Asset Value, End of Period	$10.31
Total Return (excludes contingent deferred sales charge) (b)	4.88%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$53
Ratio of net expenses to average net assets (c)	2.55%
Ratio of net investment loss to average net assets (c)	(0.68)%
Ratio of gross expenses to average net assets (c) (d)	37.19%
Ratio of net investment loss to average net assets (c) (d)	(35.34)%
Portfolio turnover (e)	87%

(a)  Class C Shares commenced operations on April 11, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Emerging Markets Small Cap Fund
Class I Shares
Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment loss	0.01
Net realized and unrealized gains on investments	0.36
Total from Investment Activities	0.37
Distributions:
Total Distributions	—
Net Asset Value, End of Period	$10.37
Total Return (b)	3.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,861
Ratio of net expenses to average net assets (c)	1.50%
Ratio of net investment loss to average net assets (c)	0.09%
Ratio of gross expenses to average net assets (c) (d)	4.30%
Ratio of net investment loss to average net assets (c) (d)	(2.72)%
Portfolio turnover (e)	87%

(a)  Class I Shares commenced operations on April 1, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Global Equity Fund
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$14.34	$11.89	$10.72	$10.97	$10.00
Investment Activities:
Net investment income	0.07	0.07	0.11	0.08	0.03
Net realized and unrealized gains (losses) on investments	1.37	2.57	1.17	(0.09)	0.94
Total from Investment Activities	1.44	2.64	1.28	(0.01)	0.97
Distributions:
Net investment income	(0.09)	(0.10)	(0.11)	(0.24)	—
Net realized gains from investments	(1.42)	(0.09)	—	—	—
Total Distributions	(1.51)	(0.19)	(0.11)	(0.24)	—
Net Asset Value, End of Period	$14.27	$14.34	$11.89	$10.72	$10.97
Total Return (excludes sales charge) (b)	10.67%	22.53%	12.06%	(0.24)%	9.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,509	$3,387	$2,815	$2,410	$1,840
Ratio of net expenses to average net assets (c)	1.40%	1.40%	1.40%	1.40%	1.39%
Ratio of net investment income to average net assets (c)	0.47%	0.56%	1.00%	0.85%	0.43%
Ratio of gross expenses to average net assets (c) (d)	1.95%	2.01%	2.32%	2.70%	5.81%
Ratio of net investment income (loss) to average net assets (c) (d)	(0.08)%	(0.05)%	0.08%	(0.45)%	(3.99)%
Portfolio turnover (e)	83%	119%	90%	87%	80%

(a)  Class A Shares commenced operations on March 18, 2010.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Global Equity Fund
	Class C Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$14.23	$11.81	$10.64	$10.92	$10.00
Investment Activities:
Net investment income (loss)	(0.04)	(0.02)	0.03	0.02	(0.02)
Net realized and unrealized gains (losses) on investments	1.37	2.54	1.17	(0.12)	0.94
Total from Investment Activities	1.33	2.52	1.20	(0.10)	0.92
Distributions:
Net investment income	—	(0.01)	(0.03)	(0.18)	—
Net realized gains from investments	(1.42)	(0.09)	—	—	—
Total Distributions	(1.42)	(0.10)	(0.03)	(0.18)	—
Net Asset Value, End of Period	$14.14	$14.23	$11.81	$10.64	$10.92
Total Return (excludes contingent deferred sales charge) (b)	9.88%	21.55%	11.32%	(1.04)%	9.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,582	$2,378	$2,036	$1,805	$1,819
Ratio of net expenses to average net assets (c)	2.15%	2.15%	2.15%	2.15%	2.14%
Ratio of net investment income (loss) to average net assets (c)	(0.27)%	(0.19)%	0.27%	0.11%	(0.32)%
Ratio of gross expenses to average net assets (c) (d)	2.72%	2.93%	3.18%	3.39%	6.56%
Ratio of net investment loss to average net assets (c) (d)	(0.84)%	(0.97)%	(0.76)%	(1.13)%	(4.74)%
Portfolio turnover (e)	83%	119%	90%	87%	80%

(a)  Class C Shares commenced operations on March 18, 2010.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Global Equity Fund
	Class I Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010(a)
Net Asset Value, Beginning of Period	$14.38	$11.92	$10.74	$10.98	$10.00
Investment Activities:
Net investment income	0.11	0.10	0.15	0.13	0.04
Net realized and unrealized gains (losses) on investments	1.37	2.57	1.17	(0.11)	0.94
Total from Investment Activities	1.48	2.67	1.32	0.02	0.98
Distributions:
Net investment income	(0.12)	(0.12)	(0.14)	(0.26)	—
Net realized gains from investments	(1.42)	(0.09)	—	—	—
Total Distributions	(1.54)	(0.21)	(0.14)	(0.26)	—
Net Asset Value, End of Period	$14.32	$14.38	$11.92	$10.74	$10.98
Total Return (b)	10.94%	22.85%	12.42%	0.03%	9.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,495	$4,031	$2,452	$2,120	$1,854
Ratio of net expenses to average net assets (c)	1.15%	1.15%	1.15%	1.15%	1.14%
Ratio of net investment income to average net assets (c)	0.73%	0.77%	1.26%	1.10%	0.68%
Ratio of gross expenses to average net assets (c) (d)	1.67%	1.77%	2.20%	2.51%	5.10%
Ratio of net investment income (loss) to average net assets (c) (d)	0.21%	0.15%	0.21%	(0.26)%	(3.28)%
Portfolio turnover (e)	83%	119%	90%	87%	80%

(a)  Class I Shares commenced operations on March 18, 2010.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Global Equity Fund
	Class R Shares
	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$14.32	$12.29
Investment Activities:
Net investment income	0.03	0.04
Net realized and unrealized gains on investments	1.37	1.99
Total from Investment Activities	1.40	2.03
Distributions:
Net investment income	(0.06)	—
Net realized gains from investments	(1.42)	—
Total Distributions	(1.48)	—
Net Asset Value, End of Period	$14.24	$14.32
Total Return (b)	10.39%	16.52%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$386	$350
Ratio of net expenses to average net assets (c)	1.67%	1.67%
Ratio of net investment income to average net assets (c)	0.21%	0.45%
Ratio of gross expenses to average net assets (c) (d)	4.17%	6.31%
Ratio of net investment loss to average net assets (c) (d)	(2.29)%	(4.19)%
Portfolio turnover (e)	83%	119%

(a)  Class R Shares commenced operations on March 1, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	International Fund
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$15.76	$13.36	$13.24	$15.17	$13.39
Investment Activities:
Net investment income	0.28	0.08	0.16 (a)	0.17	0.09
Net realized and unrealized gains (losses) on investments	0.01	2.61	0.98	(1.07)	2.09
Total from Investment Activities	0.29	2.69	1.14	(0.90)	2.18
Distributions:
Net investment income	(0.21)	(0.19)	(0.26)	(0.11)	(0.11)
Net realized gains from investments	(1.42)	(0.10)	(0.76)	(0.92)	(0.29)
Total Distributions	(1.63)	(0.29)	(1.02)	(1.03)	(0.40)
Net Asset Value, End of Period	$14.42	$15.76	$13.36	$13.24	$15.17
Total Return (excludes sales charge)	1.88%	20.47%	9.59%	(6.62)%	16.65%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$90	$943	$392	$2,380	$1,546
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	1.19%	1.08%	1.29%	1.45%	0.66%
Ratio of gross expenses to average net assets (b)	2.46%	2.88%	3.41%	1.90%	2.69%
Ratio of net investment income (loss) to average net assets (b)	(0.13)%	(0.40)%	(0.72)%	0.95%	(0.63)%
Portfolio turnover (c)	50%	100%	94%	102%	120%

(a)  Calculated using average shares for the period.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Fund
	Class C Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$15.59	$13.24	$13.10	$15.02	$13.30
Investment Activities:
Net investment income	0.03	0.01	0.14	0.09	0.02
Net realized and unrealized gains (losses) on investments	0.14	2.55	0.91	(1.09)	2.04
Total from Investment Activities	0.17	2.56	1.05	(1.00)	2.06
Distributions:
Net investment income	(0.11)	(0.11)	(0.15)	— (a)	(0.05)
Net realized gains from investments	(1.42)	(0.10)	(0.76)	(0.92)	(0.29)
Total Distributions	(1.53)	(0.21)	(0.91)	(0.92)	(0.34)
Net Asset Value, End of Period	$14.23	$15.59	$13.24	$13.10	$15.02
Total Return (excludes contingent deferred sales charge)	1.05%	19.56%	8.82%	(7.34)%	15.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$950	$943	$647	$582	$626
Ratio of net expenses to average net assets	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of net investment income to average net assets	0.29%	0.29%	1.13%	0.64%	0.10%
Ratio of gross expenses to average net assets (b)	2.55%	3.47%	4.14%	3.75%	4.26%
Ratio of net investment loss to average net assets (b)	(0.10)%	(1.03)%	(0.86)%	(0.96)%	(2.01)%
Portfolio turnover (c)	50%	100%	94%	102%	120%

(a)  Less than $0.01 per share.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Fund
	Class I Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$15.92	$13.50	$13.36	$15.28	$13.42
Investment Activities:
Net investment income	0.20	0.19	0.30	0.25	0.15
Net realized and unrealized gains (losses) on investments	0.12	2.57	0.89	(1.11)	2.08
Total from Investment Activities	0.32	2.76	1.19	(0.86)	2.23
Distributions:
Net investment income	(0.24)	(0.24)	(0.29)	(0.14)	(0.08)
Net realized gains from investments	(1.42)	(0.10)	(0.76)	(0.92)	(0.29)
Total Distributions	(1.66)	(0.34)	(1.05)	(1.06)	(0.37)
Net Asset Value, End of Period	$14.58	$15.92	$13.50	$13.36	$15.28
Total Return (excludes sales charge, excludes contingent deferred sales charge)	2.08%	20.85%	9.94%	(6.36)%	16.98%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$76,914	$75,830	$62,697	$62,871	$63,680
Ratio of net expenses to average net assets	1.10%	1.09%	1.09%	1.10%	1.13%
Ratio of net investment income to average net assets	1.34%	1.35%	2.20%	1.69%	1.13%
Portfolio turnover (a)	50%	100%	94%	102%	120%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Fund
	Class R Shares
	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$15.72	$13.89
Investment Activities:
Net investment income	0.11	0.13
Net realized and unrealized gains on investments	0.12	1.70
Total from Investment Activities	0.23	1.83
Distributions:
Net investment income	(0.17)	—
Net realized gains from investments	(1.42)	—
Total Distributions	(1.59)	—
Net Asset Value, End of Period	$14.36	$15.72
Total Return (b)	1.48%	13.17%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$287	$283
Ratio of net expenses to average net assets (c)	1.70%	1.70%
Ratio of net investment income to average net assets (c)	0.74%	1.33%
Ratio of gross expenses to average net assets (c) (d)	4.30%	7.09%
Ratio of net investment loss to average net assets (c) (d)	(1.86)%	(4.06)%
Portfolio turnover (e)	50%	100%

(a)  Class R Shares commenced operations on March 1, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

International Fund
Class R6 Shares
Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$14.73
Investment Activities:
Net investment income	0.21
Net realized and unrealized losses on investments	(0.35)
Total from Investment Activities	(0.14)
Distributions:
Total Distributions	—
Net Asset Value, End of Period	$14.59
Total Return (b)	(0.95)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$383
Ratio of net expenses to average net assets (c)	1.05%
Ratio of net investment income to average net assets (c)	1.93%
Ratio of gross expenses to average net assets (c) (d)	4.45%
Ratio of net investment loss to average net assets (c) (d)	(1.48)%
Portfolio turnover (e)	50%

(a)  Class R6 Shares commenced operations on March 4, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Fund
	Class Y Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012(a)
Net Asset Value, Beginning of Period	$15.77	$13.38	$12.95
Investment Activities:
Net investment income	0.21	0.16	0.21
Net realized and unrealized gains on investments	0.11	2.56	0.22
Total from Investment Activities	0.32	2.72	0.43
Distributions:
Net investment income	(0.23)	(0.23)	—
Net realized gains from investments	(1.42)	(0.10)	—
Total Distributions	(1.65)	(0.33)	—
Net Asset Value, End of Period	$14.44	$15.77	$13.38
Total Return (b)	2.11%	20.78%	3.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$984	$964	$1,034
Ratio of net expenses to average net assets (c)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets (c)	1.29%	1.20%	2.52%
Ratio of gross expenses to average net assets (c) (d)	1.54%	2.73%	2.12%
Ratio of net investment income (loss) to average net assets (c) (d)	0.90%	(0.38)%	1.55%
Portfolio turnover (e)	50%	100%	94%

(a)  Class Y Shares commenced operations on March 7, 2012.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$15.34	$13.01	$12.75	$14.83	$13.15
Investment Activities:
Net investment income	0.13	0.14	0.22	0.15	0.10
Net realized and unrealized gains (losses) on investments	0.50	2.44	1.05	(1.40)	2.14
Total from Investment Activities	0.63	2.58	1.27	(1.25)	2.24
Distributions:
Net investment income	(0.21)	(0.16)	(0.21)	(0.08)	(0.07)
Net realized gains from investments	(1.61)	(0.09)	(0.80)	(0.75)	(0.49)
Total Distributions	(1.82)	(0.25)	(1.01)	(0.83)	(0.56)
Net Asset Value, End of Period	$14.15	$15.34	$13.01	$12.75	$14.83
Total Return (excludes sales charge)	4.22%	20.13%	11.11%	(9.12)%	17.58%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$628	$763	$585	$535	$523
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	0.82%	0.90%	1.82%	1.17%	0.73%
Ratio of gross expenses to average net assets (a)	2.34%	2.96%	3.57%	3.05%	3.98%
Ratio of net investment loss to average net assets (a)	(0.12)%	(0.66)%	(0.35)%	(0.48)%	(1.85)%
Portfolio turnover (b)	63%	128%	99%	127%	130%

(a)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class C Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$15.13	$12.85	$12.59	$14.69	$13.06
Investment Activities:
Net investment income (loss)	0.01	(0.01)	0.12	0.06	— (a)
Net realized and unrealized gains (losses) on investments	0.50	2.46	1.05	(1.41)	2.12
Total from Investment Activities	0.51	2.45	1.17	(1.35)	2.12
Distributions:
Net investment income	(0.12)	(0.08)	(0.11)	—	—
Net realized gains from investments	(1.61)	(0.09)	0.80	(0.75)	(0.49)
Total Distributions	(1.73)	(0.17)	(0.91)	(0.75)	(0.49)
Net Asset Value, End of Period	$13.91	$15.13	$12.85	$12.59	$14.69
Total Return (excludes contingent deferred sales charge)	3.42%	19.24%	10.32%	(9.83)%	16.68%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$854	$1,001	$635	$575	$638
Ratio of net expenses to average net assets	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets	0.07%	0.14%	1.07%	0.42%	(0.01)%
Ratio of gross expenses to average net assets (b)	2.80%	3.35%	4.14%	3.72%	4.17%
Ratio of net investment loss to average net assets (b)	(0.58)%	(1.06)%	(0.92)%	(1.15)%	(2.03)%
Portfolio turnover (c)	63%	128%	99%	127%	130%

(a)  Less than $0.01 per share.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class I Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$15.50	$13.14	$12.88	$14.96	$13.18
Investment Activities:
Net investment income	0.17	0.17	0.26	0.22	0.13
Net realized and unrealized gains (losses) on investments	0.51	2.49	1.05	(1.44)	2.16
Total from Investment Activities	0.68	2.66	1.31	(1.22)	2.29
Distributions:
Net investment income	(0.25)	(0.21)	(0.25)	(0.11)	(0.02)
Net realized gains from investments	(1.61)	(0.09)	(0.80)	(0.75)	(0.49)
Total Distributions	(1.86)	(0.30)	(1.05)	(0.86)	(0.51)
Net Asset Value, End of Period	$14.32	$15.50	$13.14	$12.88	$14.96
Total Return	4.55%	20.60%	11.43%	(8.85)%	17.91%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$78,327	$75,921	$62,394	$61,459	$63,470
Ratio of net expenses to average net assets	1.08%	1.08%	1.06%	1.08%	1.11%
Ratio of net investment income to average net assets	1.10%	1.20%	2.14%	1.50%	1.03%
Portfolio turnover (a)	63%	128%	99%	127%	130%

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class R Shares
	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$15.30	$13.47
Investment Activities:
Net investment income	0.08	0.10
Net realized and unrealized gains on investments	0.51	1.73
Total from Investment Activities	0.59	1.83
Distributions:
Net investment income	(0.19)	—
Net realized gains from investments	(1.61)	—
Total Distributions	(1.80)	—
Net Asset Value, End of Period	$14.09	$15.30
Total Return (b)	3.98%	13.59%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$295	$284
Ratio of net expenses to average net assets (c)	1.69%	1.69%
Ratio of net investment income to average net assets (c)	0.50%	1.03%
Ratio of gross expenses to average net assets (c) (d)	4.29%	7.06%
Ratio of net investment loss to average net assets (c) (d)	(2.11)%	(4.34)%
Portfolio turnover (e)	63%	128%

(a)  Class R Shares commenced operations on March 1, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	International Select Fund
	Class Y Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012(a)
Net Asset Value, Beginning of Period	$15.36	$13.03	$12.52
Investment Activities:
Net investment income	0.16	0.15	0.20
Net realized and unrealized gains on investments	0.51	2.47	0.31
Total from Investment Activities	0.67	2.62	0.51
Distributions:
Net investment income	(0.24)	(0.20)	—
Net realized gains from investments	(1.61)	(0.09)	—
Total Distributions	(1.85)	(0.29)	—
Net Asset Value, End of Period	$14.18	$15.36	$13.03
Total Return (b)	4.51%	20.48%	4.07%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,012	$969	$1,041
Ratio of net expenses to average net assets (c)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets (c)	1.04%	1.04%	2.45%
Ratio of gross expenses to average net assets (c) (d)	1.52%	2.70%	2.08%
Ratio of net investment income (loss) to average net assets (c) (d)	0.67%	(0.51)%	1.52%
Portfolio turnover (e)	63%	128%	99%

(a)  Class Y Shares commenced operations on March 7, 2012.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$10.62	$11.26	$11.49	$11.81	$11.62
Investment Activities:
Net investment income	0.11	0.03	0.22	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.06	(0.14)	0.11	(0.03)	0.42
Total from Investment Activities	0.17	(0.11)	0.33	0.31	0.86
Distributions:
Net investment income	(0.52)	(0.53)	(0.56)	(0.63)	(0.67)
Total Distributions	(0.52)	(0.53)	(0.56)	(0.63)	(0.67)
Net Asset Value, End of Period	$10.27	$10.62	$11.26	$11.49	$11.81
Total Return (excludes sales charge)	1.69%	(1.03)%	2.92%	2.73%	7.66	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$338,122	$506,249	$793,120	$490,961	$444,257
Ratio of net expenses to average net assets	0.96%	0.93%	0.94%	0.96%	0.97%
Ratio of net investment income to average net assets	1.57%	1.11%	1.60%	2.55%	3.11%
Portfolio turnover (b)	32%	62%	90%	43%	49%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class C Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$10.55	$11.19	$11.43	$11.76	$11.59
Investment Activities:
Net investment income	0.02	0.04 (a)	0.16	0.28	0.42
Net realized and unrealized gains (losses) on investments	0.08	(0.24)	0.08	(0.06)	0.34
Total from Investment Activities	0.10	(0.20)	0.24	0.22	0.76
Distributions:
Net investment income	(0.45)	(0.44)	(0.48)	(0.55)	(0.59)
Total Distributions	(0.45)	(0.44)	(0.48)	(0.55)	(0.59)
Net Asset Value, End of Period	$10.20	$10.55	$11.19	$11.43	$11.76
Total Return (excludes contingent deferred sales charge)	0.96%	(1.80)%	2.11%	1.93%	6.77	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$79,353	$129,193	$201,522	$123,425	$65,869
Ratio of net expenses to average net assets	1.72%	1.69%	1.69%	1.72%	1.76%
Ratio of net investment income to average net assets	0.80%	0.35%	0.84%	1.76%	2.24%
Portfolio turnover (c)	32%	62%	90%	43%	49%

(a)  Calculated using average shares method for the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class I Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011(a)
Net Asset Value, Beginning of Period	$10.61	$11.25	$11.48	$11.54
Investment Activities:
Net investment income	0.21	0.07	0.30	0.22
Net realized and unrealized gains (losses) on investments	(0.01)	(0.15)	0.06	0.16
Total from Investment Activities	0.20	(0.08)	0.36	0.38
Distributions:
Net investment income	(0.55)	(0.56)	(0.59)	(0.44)
Total Distributions	(0.55)	(0.56)	(0.59)	(0.44)
Net Asset Value, End of Period	$10.26	$10.61	$11.25	$11.48
Total Return (b)	1.98%	(0.75)%	3.20%	3.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$379,805	$386,827	$450,593	$221,570
Ratio of net expenses to average net assets (c)	0.67%	0.65%	0.65%	0.67%
Ratio of net investment income to average net assets (c)	1.85%	1.39%	1.85%	2.74%
Portfolio turnover (d)	32%	62%	90%	43%

(a)  Class I Shares commenced operations on March 1, 2011.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class R Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$10.62	$11.26	$11.50	$11.82	$11.63
Investment Activities:
Net investment income	0.15	0.06	0.21	0.36	0.38
Net realized and unrealized gains (losses) on investments	0.03	(0.17)	0.10	(0.05)	0.48
Total from Investment Activities	0.18	(0.11)	0.31	0.31	0.86
Distributions:
Net investment income	(0.52)	(0.53)	(0.55)	(0.63)	(0.67)
Total Distributions	(0.52)	(0.53)	(0.55)	(0.63)	(0.67)
Net Asset Value, End of Period	$10.28	$10.62	$11.26	$11.50	$11.82
Total Return	1.78%	(1.05)%	2.80%	2.71%	7.64	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$84,368	$99,302	$135,313	$115,459	$89,223
Ratio of net expenses to average net assets	0.96%	0.94%	0.97%	0.98%	0.98%
Ratio of net investment income to average net assets	1.56%	1.10%	1.61%	2.52%	3.14%
Portfolio turnover (b)	32%	62%	90%	43%	49%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class Y Shares
	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$10.62	$11.15
Investment Activities:
Net investment income	0.12	0.11 (b)
Net realized and unrealized gains (losses) on investments	0.08	(0.20)
Total from Investment Activities	0.20	(0.09)
Distributions:
Net investment income	(0.55)	(0.44)
Total Distributions	(0.55)	(0.44)
Net Asset Value, End of Period	$10.27	$10.62
Total Return (c)	1.94%	(0.83)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,491	$10,393
Ratio of net expenses to average net assets (d)	0.71%	0.71%
Ratio of net investment income to average net assets (d)	1.81%	1.35%
Ratio of gross expenses to average net assets (d) (e)	0.82%	0.81%
Ratio of net investment income to average net assets (d) (e)	1.70%	1.24%
Portfolio turnover (f)	32%	62%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Calculated using average shares method for the period.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	National Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$11.09	$11.63	$11.38	$11.52	$11.26
Investment Activities:
Net investment income	0.24	0.21	0.20	0.25	0.31
Net realized and unrealized gains (losses) on investments	0.12	(0.35)	0.46	0.07	0.43
Total from Investment Activities	0.36	(0.14)	0.66	0.32	0.74
Distributions:
Net investment income	(0.24)	(0.21)	(0.20)	(0.26)	(0.31)
Net realized gains from investments	— (a)	(0.19)	(0.21)	(0.20)	(0.17)
Total Distributions	(0.24)	(0.40)	(0.41)	(0.46)	(0.48)
Net Asset Value, End of Period	$11.21	$11.09	$11.63	$11.38	$11.52
Total Return (excludes sales charge)	3.32%	(1.22)%	5.86%	3.01%	6.75	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$90,787	$84,355	$148,011	$147,447	$142,979
Ratio of net expenses to average net assets	0.99%	0.98%	0.97%	0.98%	0.99%
Ratio of net investment income to average net assets	2.14%	1.77%	1.69%	2.27%	2.75%
Ratio of gross expenses to average net assets (c)	1.07%	1.06%	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets (c)	2.07%	1.70%	1.61%	2.20%	2.69%
Portfolio turnover (d)	31%	36%	70%	133%	74%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	National Municipal Bond Fund
	Class Y Shares
	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$11.09	$11.44
Investment Activities:
Net investment income	0.27	0.18
Net realized and unrealized gains (losses) on investments	0.11	(0.34)
Total from Investment Activities	0.38	(0.16)
Distributions:
Net investment income	(0.27)	(0.19)
Net realized gains from investments	— (b)	—
Total Distributions	(0.27)	(0.19)
Net Asset Value, End of Period	$11.20	$11.09
Total Return (c)	3.50%	(1.37)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,635	$2,449
Ratio of net expenses to average net assets (d)	0.72%	0.72%
Ratio of net investment income to average net assets (d)	2.43%	2.10%
Ratio of gross expenses to average net assets (d) (e)	1.16%	1.37%
Ratio of net investment income to average net assets (d) (e)	1.99%	1.45%
Portfolio turnover (f)	31%	36%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Less than $0.01 per share.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Ohio Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$11.46	$11.96	$11.68	$12.00	$11.88
Investment Activities:
Net investment income	0.33	0.30	0.28	0.32	0.37
Net realized and unrealized gains (losses) on investments	0.22	(0.40)	0.39	(0.16)	0.36
Total from Investment Activities	0.55	(0.10)	0.67	0.16	0.73
Distributions:
Net investment income	(0.33)	(0.30)	(0.28)	(0.33)	(0.38)
Net realized gains from investments	(0.05)	(0.10)	(0.11)	(0.15)	(0.23)
Total Distributions	(0.38)	(0.40)	(0.39)	(0.48)	(0.61)
Net Asset Value, End of Period	$11.63	$11.46	$11.96	$11.68	$12.00
Total Return (excludes sales charge, excludes contingent deferred sales charge)	4.90%	(0.85)%	5.81%	1.44%	6.29	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$55,069	$63,999	$81,251	$97,000	$121,042
Ratio of net expenses to average net assets	1.04%	1.04%	1.07%	1.03%	1.01%
Ratio of net investment income to average net assets	2.82%	2.56%	2.35%	2.79%	3.09%
Portfolio turnover	17%	27%	28%	54%	53%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.06% lower.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$14.92	$12.65	$11.93	$11.89	$10.97
Investment Activities:
Net investment income	0.13	0.12	0.11	0.11	0.19
Net realized and unrealized gains on investments	1.18	2.36	1.12	0.09	0.97
Total from Investment Activities	1.31	2.48	1.23	0.20	1.16
Distributions:
Net investment income	(0.32)	(0.21)	(0.16)	(0.16)	(0.24)
Net realized gains from investments	(0.22)	—	(0.35)	—	—
Total Distributions	(0.54)	(0.21)	(0.51)	(0.16)	(0.24)
Net Asset Value, End of Period	$15.69	$14.92	$12.65	$11.93	$11.89
Total Return (excludes sales charge)	8.97%	19.77%	10.58%	1.64%	10.67	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,293	$12,296	$11,650	$16,572	$27,560
Ratio of net expenses to average net assets	1.15%	1.15%	1.12%	1.11%	1.15%
Ratio of net investment income to average net assets	0.92%	0.86%	1.00%	1.00%	1.69%
Ratio of gross expenses to average net assets (b)	1.34%	1.44%	1.48%	1.29%	1.15%
Ratio of net investment income to average net assets (b)	0.73%	0.57%	0.64%	0.82%	1.69%
Portfolio turnover (c)	66%	142%	106%	130%	238%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class C Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$14.82	$12.57	$11.86	$11.83	$10.91
Investment Activities:
Net investment income	0.02	0.04	0.02	0.03	0.09
Net realized and unrealized gains on investments	1.17	2.33	1.11	0.08	0.97
Total from Investment Activities	1.19	2.37	1.13	0.11	1.06
Distributions:
Net investment income	(0.22)	(0.12)	(0.07)	(0.08)	(0.14)
Net realized gains from investments	(0.22)	—	(0.35)	—	—
Total Distributions	(0.44)	(0.12)	(0.42)	(0.08)	(0.14)
Net Asset Value, End of Period	$15.57	$14.82	$12.57	$11.86	$11.83
Total Return (excludes contingent deferred sales charge)	8.16%	18.95%	9.81%	0.90%	9.83	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,778	$2,780	$1,214	$1,330	$1,014
Ratio of net expenses to average net assets	1.85%	1.85%	1.84%	1.80%	2.00%
Ratio of net investment income to average net assets	0.23%	0.05%	0.27%	0.28%	0.85%
Ratio of gross expenses to average net assets (b)	2.14%	2.66%	3.01%	2.82%	3.00%
Ratio of net investment loss to average net assets (b)	(0.06)%	(0.77)%	(0.90)%	(0.74)%	(0.15)%
Portfolio turnover (c)	66%	142%	106%	130%	238%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class I Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$14.97	$12.69	$11.97	$11.87	$10.95
Investment Activities:
Net investment income	0.19	0.14	0.18	0.19 (a)	0.24
Net realized and unrealized gains on investments	1.16	2.38	1.08	0.13	0.96
Total from Investment Activities	1.35	2.52	1.26	0.32	1.20
Distributions:
Net investment income	(0.36)	(0.24)	(0.19)	(0.22)	(0.28)
Net realized gains from investments	(0.22)	—	(0.35)	—	—
Total Distributions	(0.58)	(0.24)	(0.54)	(0.22)	(0.28)
Net Asset Value, End of Period	$15.74	$14.97	$12.69	$11.97	$11.87
Total Return	9.20%	20.06%	10.88%	2.64%	11.05	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$318	$278	$311	$26	$63,961
Ratio of net expenses to average net assets	0.90%	0.90%	0.85%	0.66%	0.80%
Ratio of net investment income to average net assets	1.16%	1.12%	1.02%	1.52%	2.04%
Ratio of gross expenses to average net assets (c)	4.80%	4.46%	19.77%	0.90%	0.84%
Ratio of net investment income (loss) to average net assets (c)	(2.74)%	(2.44)%	(17.90)%	1.28%	2.00%
Portfolio turnover (d)	66%	142%	106%	130%	238%

(a)  Calculated using average shares method for the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Balanced Fund
	Class R Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$14.90	$12.64	$11.92	$11.88	$10.96
Investment Activities:
Net investment income (loss)	(0.21)	0.08	0.08	0.08	0.14
Net realized and unrealized gains on investments	1.48	2.35	1.11	0.08	0.97
Total from Investment Activities	1.27	2.43	1.19	0.16	1.11
Distributions:
Net investment income	(0.27)	(0.17)	(0.12)	(0.12)	(0.19)
Net realized gains from investments	(0.22)	—	(0.35)	—	—
Total Distributions	(0.49)	(0.17)	(0.47)	(0.12)	(0.19)
Net Asset Value, End of Period	$15.68	$14.90	$12.64	$11.92	$11.88
Total Return	8.66%	19.34%	10.27%	1.36%	10.22	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,867	$7,089	$5,980	$5,063	$4,678
Ratio of net expenses to average net assets	1.45%	1.45%	1.44%	1.40%	1.59%
Ratio of net investment income to average net assets	0.71%	0.54%	0.64%	0.68%	1.25%
Ratio of gross expenses to average net assets (b)	1.72%	1.72%	1.79%	1.70%	1.59%
Ratio of net investment income to average net assets (b)	0.44%	0.27%	0.29%	0.38%	1.25%
Portfolio turnover (c)	66%	142%	106%	130%	238%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.10% lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Investment Grade Convertible Fund
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$12.70	$10.85	$10.52	$10.74	$10.00
Investment Activities:
Net investment income	0.08	0.12 (a)	0.14 (a)	0.16 (a)	0.18
Net realized and unrealized gains (losses) on investments	1.67	1.85	0.45	(0.09)	1.01
Total from Investment Activities	1.75	1.97	0.59	0.07	1.19
Distributions:
Net investment income	(0.35)	(0.12)	(0.26)	(0.29)	(0.45)
Total Distributions	(0.35)	(0.12)	(0.26)	(0.29)	(0.45)
Net Asset Value, End of Period	$14.10	$12.70	$10.85	$10.52	$10.74
Total Return (excludes sales charge)	14.03%	18.30%	5.82%	0.56%	12.16	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,964	$6,299	$9,879	$11,437	$17,824
Ratio of net expenses to average net assets	1.52%	1.50%	1.44%	1.35%	1.34%
Ratio of net investment income to average net assets	0.66%	1.04%	1.35%	1.44%	1.59%
Portfolio turnover (c)	28%	27%	47%	35%	24%

(a)  Calculated using average shares method for the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.12% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Investment Grade Convertible Fund
	Class I Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$12.68	$10.87	$10.52	$10.74	$10.00
Investment Activities:
Net investment income	0.20	0.18	0.19 (a)	0.20 (a)	0.19
Net realized and unrealized gains (losses) on investments	1.62	1.84	0.45	(0.09)	1.03
Total from Investment Activities	1.82	2.02	0.64	0.11	1.22
Distributions:
Net investment income	(0.41)	(0.21)	(0.29)	(0.33)	(0.48)
Total Distributions	(0.41)	(0.21)	(0.29)	(0.33)	(0.48)
Net Asset Value, End of Period	$14.09	$12.68	$10.87	$10.52	$10.74
Total Return	14.68%	18.81%	6.26%	0.95%	12.52	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$30,683	$9,406	$8,373	$16,214	$12,259
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.17%	1.55%	1.84%	1.80%	1.91%
Ratio of gross expenses to average net assets (c)	1.08%	1.19%	1.12%	1.07%	1.06%
Ratio of net investment income to average net assets (c)	1.09%	1.36%	1.72%	1.73%	1.85%
Portfolio turnover (d)	28%	27%	47%	35%	24%

(a)  Calculated using average shares method for the period.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.12% lower.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Notes to Financial Statements

The Victory Portfolios  October 31, 2014

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2014, the Trust offered shares of 16 funds. The accompanying financial statements are those of the following funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered
Dividend Growth Fund	Classes A, C, I, R and Y
Established Value Fund	Classes A, I, R, R6 and Y
Large Cap Growth Fund	Classes A, C, I, R and Y
Select Fund	Classes A and I
Small Company Opportunity Fund	Classes A, I, R and Y
Special Value Fund	Classes A, C, I, R and Y
Emerging Markets Small Cap Fund	Classes A, C, and I
Global Equity Fund	Classes A, C, I and R
International Fund	Classes A, C, I, R, R6 and Y
International Select Fund	Classes A, C, I, R and Y
Fund for Income	Classes A, C, I, R and Y
National Municipal Bond Fund	Classes A and Y
Ohio Municipal Bond Fund	Class A
Balanced Fund	Classes A, C, I and R
Investment Grade Convertible Fund	Classes A and I

Each Fund offers one or more classes of shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Dividend Growth Fund and Special Value Fund seek to provide long-term growth of capital and dividend income. The Established Value Fund seeks to obtain long-term capital growth by investing primarily in common stocks. The International Fund seeks to provide long-term growth of capital. The Small Company Opportunity Fund and the International Select Fund seek to provide capital appreciation. The Global Equity Fund seeks to provide long-term growth and capital appreciation. The Emerging Markets Small Cap Fund seeks to provide long-term appreciation of capital. The Large Cap Growth Fund seeks to obtain long-term capital appreciation. The Select Fund seeks to provide long-term growth of capital. The Balanced Fund seeks to provide income and long-term growth of capital. The Investment Grade Convertible Fund seeks to provide a high level of current income together with long-term capital appreciation. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The Ohio Municipal Bond Fund seeks to provide a high level of current interest income, which is exempt from both federal income tax and Ohio personal income tax.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The International Fund, International Select Fund, Global Equity Fund and Emerging Markets Small Cap Fund use a

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

For the fiscal year ended October 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Funds' investments as of October 31, 2014, while the breakdown, by category, of common stocks is disclosed on the Schedules of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs	Total
Dividend Growth Fund
Common Stocks	$7,876		$—	$7,876
Investment Companies	—		255	255
Total	7,876		255	8,131
Established Value Fund
Common Stocks	2,082,998		—	2,082,998
Exchange-Traded Funds	27,570		—	27,570
Investment Companies	—		117,440	117,440
Total	2,110,568		117,440	2,228,008
Large Cap Growth Fund
Common Stocks	199,239		—	199,239
Investment Companies	—		4,494	4,494
Total	199,239		4,494	203,733
Select Fund
Common Stocks	2,593		—	2,593
Investment Companies	—		392	392
Total	2,593		392	2,985
Small Company Opportunity Fund
Common Stocks	2,241,058		—	2,241,058
Exchange-Traded Funds	31,445		—	31,445
Investment Companies	—		163,184	163,184
Total	2,272,503		163,184	2,435,687
Special Value Fund
Common Stocks	154,488		—	154,488
Investment Companies	—		3,640	3,640
Total	154,488		3,640	158,128
Emerging Markets Small Cap Fund
Common Stocks	434	(a)	4,229	4,663
Cash Equivalents	—		30	30
Total	434		4,259	4,693
Global Equity Fund
Common Stocks	5,913	(b)	4,549	10,462
Cash Equivalents	—		515	515
Total	5,913		5,064	10,977
International Fund
Common Stocks	9,851	(c)	67,082	76,933
Cash Equivalents	—		2,532	2,532
Total	9,851		69,614	79,465

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
International Select Fund
Common Stocks	$15,720	(d)	$64,174		$79,894
Cash Equivalents	—		1,146		1,146
Total	15,720		65,320		81,040
Fund for Income
Government National Mortgage Association	—		821,432		821,432
U.S. Treasury Obligations	—		64,009		64,009
Investment Companies	—		100		100
Total	—		885,541		885,541
National Municipal Bond Fund
Municipal Bonds	—		88,067		88,067
Investment Companies	—		8,490		8,490
Total	—		96,557		96,557
Ohio Municipal Bond Fund
Municipal Bonds	—		53,791		53,791
Investment Companies	—		3,898		3,898
Total	—		57,689		57,689
Balanced Fund
Common Stocks	9,815		—		9,815
U.S. Government Mortgage Backed Agencies	—		4,665		4,665
U.S. Treasury Obligations	—		533		533
Investment Companies	—		206		206
Total	9,815		5,404		15,219
Investment Grade Convertible Fund
Common Stocks	1,006		—		1,006
Convertible Corporate Bonds	—		27,403		27,403
Convertible Preferred Stocks	5,944		1,848	(e)	7,792
Investment Companies	—		1,210		1,210
Total	8,798		28,613		37,411

(a)  Consists of holdings: All securities listed under Brazil and Mexico.

(b)  Consists of holdings: TE Connectivity, Ltd. listed under Switzerland; all securities listed under Brazil, Canada, China, Taiwan and United States.

(c)  Consists of holdings: LyondellBasell Industries NV, Class A listed under Netherlands; Taiwan Semiconductor Manufacturing Co. Ltd. listed under Taiwan; all securities listed under Brazil, Canada, and United States.

(d)  Consists of holdings: All securities listed under Brazil, Canada, Netherlands, Taiwan and United States.

(e)  Consists of holdings: Wells Fargo & Co., Series L listed under Financials.

There were no transfers between Level 1 and Level 2 as of October 31, 2014.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. It is the Trust's policy to include the portion of realized and unrealized gains and losses from investments that result from foreign currency changes with other foreign currency gains and losses.

Foreign Currency Contracts:

The International Fund, International Select Fund, Global Equity Fund and Emerging Markets Small Cap Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The International Fund, International Select Fund, Global Equity Fund and Emerging Markets Small Cap Fund enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign currency exchange contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of October 31, 2014, the Funds had no open forward foreign currency contracts.

Futures Contracts:

Each Fund, with the exception of the Established Value Fund, Large Cap Growth Fund, Global Equity Fund and Select Fund, may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out at which time the gain or loss is realized. A fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the fund had not entered into any futures transactions. In addition, the value of a Fund's future positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of October 31, 2014, the Funds had outstanding when-issued purchase commitments covered by the segregated assets as identified on the Schedules of Portfolio Investments.

Dividends to Shareholders:

Dividends from net investment income are declared and paid monthly for the Balanced Fund, Fund for Income, National Municipal Bond Fund and Ohio Municipal Bond Fund. Dividends from net investment income are declared and paid quarterly for the Dividend Growth Fund, Established Value Fund, Investment Grade Convertible Fund and Select Fund. Dividends from net investment income are declared and paid annually for the Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund, International Fund, International Select Fund, Global Equity Fund and Emerging Markets Small Cap Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Other:

Expenses that are directly related to a Fund are charged directly to that fund. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, printing and 12b-1 fees.

Subsequent Events:

Effective November 1, 2014, the Trust completed a reorganization with Munder Series Trust. As a result eleven new Funds were added to the Trust. None of the funds merged with an existing Fund in the Trust. The new Funds are Munder Total Return Bond Fund, Munder Mid-Cap Core Growth Fund, Integrity Small-Cap Value Fund, Munder Emerging Markets Small-Cap Fund, Munder Growth Opportunities Fund, Munder Index 500 Fund, Integrity Mid-Cap Value Fund, Integrity Small/Mid Cap Value Fund, Munder International Fund-Core Equity, Munder International Small-Cap Fund and Integrity Micro-Cap Equity Fund.

Subsequent to October 31, 2014, the International Fund and International Select Fund had redemptions in kind that represented 88% and 95% of each respective funds' net assets. Each fund has an expense limitation agreement in place that will limit the expense ratios as disclosed in Note 4.

At a meeting held on November 11, 2014, the Board approved a proposal to merge Special Value Fund into Dividend Growth Fund. The proposed merger is not subject to shareholder approval and is expected to be completed on or about February 27, 2015. Special Value Fund is now closed to new investors.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2014 were as follows (in thousands):

Fund	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Dividend Growth Fund	$4,417	$3,556	$—	$—
Established Value Fund	1,017,221	1,015,955	—	—
Large Cap Growth Fund	94,556	130,891	—	—
Select Fund	3,985	1,575	—	—
Small Company Opportunity Fund	1,163,931	975,397	—	—
Special Value Fund	324,783	407,620	—	—
Emerging Markets Small Cap Fund	8,824	4,366	—	—
Global Equity Fund	8,672	9,174	—	—
International Fund	40,544	39,296	—	—
International Select Fund	50,349	49,653	—	—
Fund for Income	309,979	517,089	309,979	517,089

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

Fund	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
National Municipal Bond Fund	$26,696	$27,108	$—	$—
Ohio Municipal Bond Fund	9,388	19,720	—	—
Balanced Fund	12,437	20,554	2,582	2,799
Investment Grade Convertible Fund	24,819	7,009	—	—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by Victory Capital Management, Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

	Adviser Fee Tier and Rate
	Up to $1.5 billion	$1.5 billion — $3.0 billion	over $3.0 billion
Dividend Growth Fund	0.70%	0.65%	0.60%
	Up to $100 million	$100 million — $200 million	over $200 million
Established Value Fund	0.65%	0.55%	0.45%
	Up to $400 million	$400 million — $800 million	over $800 million
Large Cap Growth Fund	0.75%	0.65%	0.60%
Special Value Fund	0.75%	0.65%	0.60%
Fund for Income	0.50%	0.45%	0.40%
National Municipal Bond Fund	0.55%	0.50%	0.45%
Ohio Municipal Bond Fund	0.55%	0.50%	0.45%
Balanced Fund	0.60%	0.55%	0.50%
Investment Grade Convertible Fund	0.75%	0.65%	0.60%
	Up to $500 million	over $500 million
Small Company Opportunity Fund	0.85%	0.75%
	Up to $2.5 billion	$2.5 billion — $5.0 billion	over $5.0 billion
Select Fund	0.65%	0.60%	0.50%
Global Equity Fund	0.80%	0.75%	0.70%
International Fund	0.80%	0.75%	0.70%
International Select Fund	0.80%	0.75%	0.70%
Emerging Markets Small Cap Fund	1.25%

KeyBank National Association ("KeyBank") serves as custodian of all the Trust's assets except the assets of the International Fund, International Select Fund, Global Equity Fund and Emerging Markets Small Cap Fund, for which Citibank, N.A. ("Citibank") serves as custodian. For its custody services to the Trust, The Victory Institutional Funds and The Victory Variable Insurance Funds (collectively, the "Victory Trusts"), KeyBank receives fees at an annualized rate of 0.00774% of the Victory Trusts' aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund, Global Equity Fund and Emerging Markets Small Cap Fund,

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

plus applicable per transaction fees. The Victory Trusts reimburse KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trust and the Victory Variable Insurance Funds (collectively, the "Trusts"), 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' transfer agent. Under the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate of 0.02% of the first $8 billion in average daily net assets of the Trusts, 0.015% of the average daily net assets above $8 billion to $16 billion of the Trusts, 0.01% of the average daily net assets above $16 billion to $20 billion of the Trusts and 0.005% of the average daily net assets over $20 billion of the Trusts.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds, except for Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of Fund for Income. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds. For the fiscal year ended October 31, 2014, the Funds paid affiliates of the Adviser or the Funds $78 thousand under the Distribution and Service Plans.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the fiscal year ended October 31, 2014, the Distributor received approximately $65 thousand from commissions earned on sales of Class A Shares and the transfer agent received $25 thousand from redemptions of Class C Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of October 31, 2014, the expense limits are as follows:

Fund	Class	Expense Limit
Dividend Growth Fund	Class A Shares	1.25	%(a)
Dividend Growth Fund	Class C Shares	2.00	%(a)
Dividend Growth Fund	Class I Shares	0.95	%(a)
Dividend Growth Fund	Class R Shares	1.50	%(a)
Dividend Growth Fund	Class Y Shares	1.00	%(a)
Established Value Fund	Class R6 Shares	0.63	%(b)
Established Value Fund	Class Y Shares	0.83	%(b)

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

Fund	Class	Expense Limit
Large Cap Growth Fund	Class C Shares	2.10	%(c)
Large Cap Growth Fund	Class I Shares	0.95	%(c)
Large Cap Growth Fund	Class R Shares	1.65	%(c)
Large Cap Growth Fund	Class Y Shares	1.02	%(b)
Select Fund	Class A Shares	1.15	%(d)
Select Fund	Class I Shares	0.90	%(d)
Small Company Opportunity Fund	Class Y Shares	1.15	%(b)
Special Value Fund	Class C Shares	2.20	%(c)
Special Value Fund	Class Y Shares	1.03	%(b)
Emerging Markets Small Cap Fund	Class A Shares	1.80	%(e)
Emerging Markets Small Cap Fund	Class C Shares	2.55	%(e)
Emerging Markets Small Cap Fund	Class I Shares	1.50	%(e)
Global Equity Fund	Class A Shares	1.40	%(f)
Global Equity Fund	Class C Shares	2.15	%(f)
Global Equity Fund	Class I Shares	1.15	%(f)
Global Equity Fund	Class R Shares	1.67	%(a)
International Fund	Class A Shares	1.40	%(g)
International Fund	Class C Shares	2.15	%(g)
International Fund	Class I Shares	1.15	%(g)
International Fund	Class R Shares	1.70	%(a)
International Fund	Class R6 Shares	1.05	%(b)
International Fund	Class Y Shares	1.15	%(b)
International Select Fund	Class A Shares	1.40	%(g)
International Select Fund	Class C Shares	2.15	%(g)
International Select Fund	Class I Shares	1.15	%(g)
International Select Fund	Class R Shares	1.69	%(a)
International Select Fund	Class Y Shares	1.15	%(b)
Fund for Income	Class Y Shares	0.71	%(b)
National Municipal Bond Fund	Class A Shares	0.99	%(c)
National Municipal Bond Fund	Class Y Shares	0.72	%(b)
Balanced Fund	Class A Shares	1.15	%(c)
Balanced Fund	Class C Shares	1.85	%(c)
Balanced Fund	Class I Shares	0.90	%(c)
Balanced Fund	Class R Shares	1.45	%(c)
Investment Grade Convertible Fund	Class I Shares	1.00	%(c)

(a)  In effect until at least February 28, 2018.

(b)  In effect until at least February 28, 2017.

(c)  In effect until at least February 28, 2015.

(d)  In effect until at least February 28, 2019.

(e)  In effect until at least March 31, 2017.

(f)  In effect until at least February 28, 2020.

(g)  In effect until at least August 31, 2017.

The Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of November 11, 2010, the Balanced Fund is no longer subject to repaying waived or reimbursed fees to the Advisor. As of October 31, 2014, the following amounts are

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

available to be repaid to the Adviser. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

Fund	Amount Waived or Reimbursed Available to Recoup	Amount Repaid to Adviser	Expires October 31,
Dividend Growth Fund	151,604	—	2016
Dividend Growth Fund	79,133	—	2017
Established Value Fund	12,297	—	2016
Established Value Fund	14,356	—	2017
Large Cap Growth Fund	31,102	1,741	2015
Large Cap Growth Fund	31,024	—	2016
Large Cap Growth Fund	77,131	—	2017
Select Fund	83,480	—	2017
Small Company Opportunity Fund	7,932	—	2016
Small Company Opportunity Fund	33,500	—	2017
Special Value Fund	4,640	2,499	2015
Special Value Fund	18,123	—	2016
Special Value Fund	6,598	—	2017
Emerging Markets Small Cap Fund	111,065	—	2017
Global Equity Fund	68,323	—	2015
Global Equity Fund	63,285	—	2016
Global Equity Fund	65,850	—	2017
International Fund	37,245	—	2015
International Fund	44,642	—	2016
International Fund	32,086	—	2017
International Select Fund	29,876	—	2015
International Select Fund	44,079	—	2016
International Select Fund	25,287	—	2017
Fund for Income	13,973	—	2016
Fund for Income	10,124	—	2017
National Municipal Bond Fund	112,955	—	2015
National Municipal Bond Fund	106,644	—	2016
National Municipal Bond Fund	74,401	—	2017
Investment Grade Convertible Fund	15,046	—	2015
Investment Grade Convertible Fund	16,194	—	2016
Investment Grade Convertible Fund	15,559	—	2017

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended October 31, 2014.

5.  Risks:

The Ohio Municipal Bond Fund invests primarily in municipal debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. This Fund is more susceptible to economic and political factors which might adversely affect municipalities and companies within Ohio than are other types of funds which are not geographically concentrated to the same extent.

The International Fund, International Select Fund, Global Equity Fund and Emerging Markets Small Cap Fund invest in securities of foreign issuers in various countries. Investing on an international

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective December 31, 2013, the Victory Trusts (except Emerging Markets Small Cap Fund and Select Fund) participate in a short-term, demand note "Line of Credit" agreement with Citibank. Prior to December 31, 2013, the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) held a similar credit facility with KeyCorp. Under the agreement with Citibank, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the fiscal year ended October 31, 2014, KeyBank earned approximately $8 thousand and Citibank earned approximately $42 thousand for Line of Credit fees. Each fund in the Victory Trusts (except Emerging Markets Small Cap Fund and Select Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan for the days outstanding and average interest rate for each Fund during the fiscal year ended October 31, 2014 were as follows (Average Loan in thousands):

Fund	Average Loan	Average Rate
Special Value Fund	$2,250	1.34%
Large Cap Growth Fund	7,054	1.12%
Investment Grade Convertible Fund	106	0.90%
Fund for Income	5,078	1.12%
Ohio Municipal Bond Fund	500	1.35%

As of October 31, 2014, the Funds had no loans outstanding with Citibank.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
Dividend Growth Fund	$328	$—	$328	$—	$328
Established Value Fund	35,671	106,882	142,553	—	142,553
Large Cap Growth Fund	2	19,197	19,199	—	19,199
Select Fund	18	—	18	—	18
Small Company Opportunity Fund	54,206	82,240	136,446	—	136,446
Global Equity Fund	444	618	1,062	—	1,062
International Fund	2,911	5,338	8,249	—	8,249
International Select Fund	4,400	5,055	9,455	—	9,455
Fund for Income	49,258	—	49,258	—	49,258
National Municipal Bond Fund	—	20	20	1,926	1,946
Ohio Municipal Bond Fund	—	281	281	1,644	1,925
Balanced Fund	365	340	705	—	705
Investment Grade Convertible Fund	605	—	605	—	605

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Distributions in Excess of Earnings	Total Distributions Paid
Dividend Growth Fund	$43	$—	$43	$—	$—	$43
Established Value Fund	10,398	33,684	44,082	—	—	44,082
Large Cap Growth Fund	—	6,737	6,737	—	—	6,737
Small Company Opportunity Fund	18,976	42,178	61,154	—	—	61,154
Global Equity Fund	51	56	107	—	—	107
International Fund	1,130	491	1,621	—	—	1,621
International Select Fund	1,026	432	1,458	—	—	1,458
Fund for Income	71,731	—	71,731	—	—	71,731
National Municipal Bond Fund	1,497	796	2,293	2,154	—	4,447
Ohio Municipal Bond Fund	399	242	641	1,904	—	2,545
Balanced Fund	279	—	279	—	—	279
Investment Grade Convertible Fund	245	—	245	—	—	245

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Late Year Ordinary Losses**	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Dividend Growth Fund	$—	$243	$243	$—	$—	$1,431	$1,674
Established Value Fund	38,094	232,505	270,599	—	—	434,254	704,853
Large Cap Growth Fund	644	16,308	16,952	—	(1,137)	70,151	85,966
Select Fund	60	—	60	—	—	124	184
Small Company Opportunity Fund	62,328	147,043	209,371	—	—	411,787	621,158
Special Value Fund	—	—	—	(82,646)	(234)	4,159	(78,721)
Emerging Markets Small Cap Fund	—	—	—	(24)	—	224	199
Global Equity Fund	451	633	1,084	—	—	1,685	2,769
International Fund	2,303	2,634	4,937	—	—	11,278	16,215
International Select Fund	1,568	3,189	4,757	—	—	11,806	16,563
Fund for Income	1,647	—	1,647	(156,491)	—	(14,542)	(169,386)
Balanced Fund	7	962	969	(4,682)	—	833	(2,880)
Investment Grade Convertible Fund	535	—	535	(4,094)	—	3,961	402
	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings/ (Deficit)
National Muncipal Bond Fund	$46	$8	$426	$480	$—	$5,441	$5,921
Ohio Municipal Bond Fund	43	—	663	706	—	4,445	5,151

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

**  Under the current tax law, net investment losses realized after December 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds deferred losses are as follows.

As of the end of their tax year ended October 31, 2014, the following Funds had net capital loss carryforwards ("CLCF") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

CLCFs subject to expiration:

	Expiration Year
	2015	2016	2017	2018	2019	Total
Special Value Fund	$—	$—	$82,645	$—	$—	$82,645
Fund for Income	9,829	3,917	3,074	3,563	10,878	31,261
Balanced Fund	—	—	3,121	—	—	3,121
Investment Grade Convertible Fund	—	802	3,292	—	—	4,094

CLCFs subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years:

	Expiration Year
	2017	Total
Balanced Fund	$4,682	$4,682

During the year ended October 31, 2014 the Special Value Fund, Balanced Fund and Investment Grade Convertible Fund utilized $36,939, $1,561 and $822, respectively, (in thousands) of capital loss carryforwards.

CLCFs expired during the year ended October 31, 2014:

Fund for Income	$6,110

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Emerging Markets Small Cap Fund	$24	$—	$24
Fund for Income	69,508	55,722	125,230

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2014 were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Growth Fund	$6,700	$1,438	$(7)	$1,431
Established Value	1,793,754	454,125	(19,871)	434,254
Large Cap Growth Fund	133,582	72,303	(2,152)	70,151
Select Fund	2,861	169	(45)	124
Small Company Opportunity	2,023,900	426,148	(14,361)	411,787
Special Value Fund	153,969	8,080	(3,921)	4,159
Emerging Markets Small Cap Fund	4,463	545	(315)	230
Global Equity Fund	9,291	1,871	(186)	1,685
International Fund	68,116	13,321	(1,972)	11,349
International Select Fund	69,166	14,042	(2,167)	11,875
Fund for Income	900,083	10,578	(25,120)	(14,542)
National Municipal Bond Fund	91,116	5,546	(105)	5,441
Ohio Municipal Bond Fund	53,244	4,490	(45)	4,445
Balanced Fund	14,386	964	(131)	833
Investment Grade Convertible Fund	33,450	4,490	(529)	3,961

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Victory Portfolios, constituting the Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Large Cap Growth Fund, Balanced Fund, Investment Grade Convertible Fund, Dividend Growth Fund, Fund for Income, National Municipal Bond Fund, Ohio Municipal Bond Fund, International Fund, International Select Fund, Select Fund, Emerging Markets Small Cap Fund, and Global Equity Fund (the "Funds"), as of October 31, 2014, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods then ended and the financial highlights for each of the five years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2014, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods then ended, and the financial highlights for each of the five years or periods then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 24, 2014

Supplementary Information

The Victory Portfolios  October 31, 2014

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently seven Trustees, six of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 16 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 63	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 67	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc (2002-2011); Old Mutual US Asset Management (since 2002).
E. Lee Beard, 63	Trustee	May 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 60	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).
David L. Meyer, 57	Trustee	December 2008	Retired.	None.

Supplementary Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Leigh A. Wilson, 70	Chair and Trustee	November 1994	Private Investor.

Chair (since 2013) and Director (since 2012 and March- October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 42	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Supplementary Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 40	President*	May 2008-December 2014

Chief Financial Officer (since February 2013), Senior Managing Director (2010-January 2013) and Managing Director (2005-2010), the Adviser; Chief Financial Officer and Treasurer (since 2013), Victory Capital Holdings, Inc.

Derrick A. MacDonald, 44	Vice President*	August 2010-December 2014	Director of Investment Operations & Technology, the Adviser (since 2008).
Christopher K. Dyer, 52	President* Secretary	December 2014 February 2006-December 2014	Director of Fund Administration, the Adviser.
Jay G. Baris, 60	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Christopher E. Sabato, 46	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services, Inc.
Kim Oeder, 50	Anti-Money Laundering Compliance Officer and Identity Theft Officer	October 2014	Chief Compliance Officer, Victory Capital Advisers, Inc. (since 2011); Registered Principal, Victory Capital Advisers, Inc. (since 2006).
Edward J. Veilleux, 71	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Erin G. Wagner, 40	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Scott A. Stahorsky, 45	Vice President	December 2014	Senior Analyst, Fund Administration, the Adviser.

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President of the Trust. In addition, Mr. Policarpo and Mr. McDonald resigned their positions with the Trust.

Supplementary Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14-10/31/14	Expense Ratio During Period* 5/1/14-10/31/14
Dividend Growth Fund
Class A Shares	$1,000.00	$1,036.50	$6.42	1.25%
Class C Shares	1,000.00	1,032.10	10.24	2.00%
Class I Shares	1,000.00	1,037.20	4.88	0.95%
Class R Shares	1,000.00	1,034.40	7.69	1.50%
Class Y Shares	1,000.00	1,037.80	5.14	1.00%
Established Value Fund
Class A Shares	1,000.00	1,049.60	5.42	1.05%
Class I Shares	1,000.00	1,051.70	3.41	0.66%
Class R Shares	1,000.00	1,048.70	6.20	1.20%
Class R6 Shares	1,000.00	1,051.80	3.26	0.63%
Class Y Shares	1,000.00	1,050.70	4.29	0.83%
Large Cap Growth Fund
Class A Shares	1,000.00	1,114.40	6.66	1.25%
Class C Shares	1,000.00	1,109.30	11.38	2.14%
Class I Shares	1,000.00	1,116.10	5.07	0.95%
Class R Shares	1,000.00	1,112.20	8.78	1.65%
Class Y Shares	1,000.00	1,115.80	5.44	1.02%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (he number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.)

**  Annualized.

Supplementary Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14-10/31/14	Expense Ratio During Period* 5/1/14-10/31/14
Select Fund
Class A Shares	$1,000.00	$1,057.00	$5.96	1.15%
Class I Shares	1,000.00	1,059.70	4.67	0.90%
Small Company Opportunity Fund
Class A Shares	1,000.00	1,044.20	6.75	1.31%
Class I Shares	1,000.00	1,046.00	5.11	0.99%
Class R Shares	1,000.00	1,042.80	8.24	1.60%
Class Y Shares	1,000.00	1,045.00	6.08	1.18%
Special Value Fund
Class A Shares	1,000.00	1,022.60	6.58	1.29%
Class C Shares	1,000.00	1,017.50	11.19	2.20%
Class I Shares	1,000.00	1,023.80	5.25	1.03%
Class R Shares	1,000.00	1,021.00	8.20	1.61%
Class Y Shares	1,000.00	1,023.50	5.25	1.03%
Emerging Markets Small Cap Fund
Class A Shares	1,000.00	1,061.50	9.35	1.80%
Class C Shares	1,000.00	1,057.40	13.22	2.55%
Class I Shares	1,000.00	1,063.60	7.80	1.50%
Global Equity Fund
Class A Shares	1,000.00	1,025.90	7.15	1.40%
Class C Shares	1,000.00	1,021.70	10.96	2.15%
Class I Shares	1,000.00	1,027.30	5.88	1.15%
Class R Shares	1,000.00	1,024.50	8.52	1.67%
International Fund
Class A Shares	1,000.00	969.10	6.95	1.40%
Class C Shares	1,000.00	965.40	10.65	2.15%
Class I Shares	1,000.00	970.10	5.51	1.11%
Class R Shares	1,000.00	967.00	8.43	1.70%
Class Y Shares	1,000.00	970.70	5.22	1.05%
Class R6 Shares	1,000.00	970.40	5.71	1.15%
International Select Fund
Class A Shares	1,000.00	994.40	7.04	1.40%
Class C Shares	1,000.00	990.70	10.79	2.15%
Class I Shares	1,000.00	995.80	5.53	1.10%
Class R Shares	1,000.00	993.70	8.49	1.69%
Class Y Shares	1,000.00	995.80	5.79	1.15%
Fund for Income
Class A Shares	1,000.00	1,014.30	4.82	0.95%
Class C Shares	1,000.00	1,010.50	8.61	1.70%
Class I Shares	1,000.00	1,014.90	3.35	0.66%
Class R Shares	1,000.00	1,014.30	4.82	0.95%
Class Y Shares	1,000.00	1,015.60	3.61	0.71%
National Municipal Bond Fund
Class A Shares	1,000.00	1,015.90	5.03	0.99%
Class Y Shares	1,000.00	1,016.40	3.66	0.72%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,024.70	5.26	1.03%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (he number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.)

**  Annualized.

Supplementary Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14-10/31/14	Expense Ratio During Period* 5/1/14-10/31/14
Balanced Fund
Class A Shares	$1,000.00	$1,042.80	$5.92	1.15%
Class C Shares	1,000.00	1,038.70	9.51	1.85%
Class I Shares	1,000.00	1,043.20	4.63	0.90%
Class R Shares	1,000.00	1,041.20	7.46	1.45%
Investment Grade Convertible Fund
Class A Shares	1,000.00	1,066.20	7.86	1.51%
Class I Shares	1,000.00	1,069.50	5.22	1.00%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (he number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.)

**  Annualized.

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14-10/31/14	Expense Ratio During Period** 5/1/14-10/31/14
Dividend Growth Fund
Class A Shares	$1,000.00	$1,018.90	$6.36	1.25%
Class C Shares	1,000.00	1,015.12	10.16	2.00%
Class I Shares	1,000.00	1,020.42	4.84	0.95%
Class R Shares	1,000.00	1,017.64	7.63	1.50%
Class Y Shares	1,000.00	1,020.16	5.09	1.00%
Established Value Fund
Class A Shares	1,000.00	1,019.91	5.35	1.05%
Class I Shares	1,000.00	1,021.88	3.36	0.66%
Class R Shares	1,000.00	1,019.16	6.11	1.20%
Class R6 Shares	1,000.00	1,022.03	3.21	0.63%
Class Y Shares	1,000.00	1,021.02	4.23	0.83%
Large Cap Growth Fund
Class A Shares	1,000.00	1,018.90	6.36	1.25%
Class C Shares	1,000.00	1,014.42	10.87	2.14%
Class I Shares	1,000.00	1,020.42	4.84	0.95%
Class R Shares	1,000.00	1,016.89	8.39	1.65%
Class Y Shares	1,000.00	1,020.06	5.19	1.02%
Select Fund
Class A Shares	1,000.00	1,019.41	5.85	1.15%
Class I Shares	1,000.00	1,020.67	4.58	0.90%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Supplementary Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14-10/31/14	Expense Ratio During Period** 5/1/14-10/31/14
Small Company Opportunity Fund
Class A Shares	$1,000.00	$1,018.60	$6.67	1.31%
Class I Shares	1,000.00	1,020.21	5.04	0.99%
Class R Shares	1,000.00	1,017.14	8.13	1.60%
Class Y Shares	1,000.00	1,019.26	6.01	1.18%
Special Value Fund
Class A Shares	1,000.00	1,018.70	6.56	1.29%
Class C Shares	1,000.00	1,014.12	11.17	2.20%
Class I Shares	1,000.00	1,020.01	5.24	1.03%
Class R Shares	1,000.00	1,017.09	8.19	1.61%
Class Y Shares	1,000.00	1,020.01	5.24	1.03%
Emerging Markets Small Cap Fund
Class A Shares	1,000.00	1,016.13	9.15	1.80%
Class C Shares	1,000.00	1,012.35	12.93	2.55%
Class I Shares	1,000.00	1,017.64	7.63	1.50%
Global Equity Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class I Shares	1,000.00	1,019.41	5.85	1.15%
Class R Shares	1,000.00	1,016.79	8.49	1.67%
International Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class I Shares	1,000.00	1,019.61	5.65	1.11%
Class R Shares	1,000.00	1,016.64	8.64	1.70%
Class R6 Shares	1,000.00	1,019.91	5.35	1.05%
Class Y Shares	1,000.00	1,019.41	5.85	1.15%
International Select Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.37	10.92	2.15%
Class I Shares	1,000.00	1,019.66	5.60	1.10%
Class R Shares	1,000.00	1,016.69	8.59	1.69%
Class Y Shares	1,000.00	1,019.41	5.85	1.15%
Fund for Income
Class A Shares	1,000.00	1,020.42	4.84	0.95%
Class C Shares	1,000.00	1,016.64	8.64	1.70%
Class I Shares	1,000.00	1,021.88	3.36	0.66%
Class R Shares	1,000.00	1,020.42	4.84	0.95%
Class Y Shares	1,000.00	1,021.63	3.62	0.71%
National Municipal Bond Fund
Class A Shares	1,000.00	1,020.21	5.04	0.99%
Class Y Shares	1,000.00	1,021.58	3.67	0.72%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,020.01	5.24	1.03%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Supplementary Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14-10/31/14	Expense Ratio During Period** 5/1/14-10/31/14
Balanced Fund
Class A Shares	$1,000.00	$1,019.41	$5.85	1.15%
Class C Shares	1,000.00	1,015.88	9.40	1.85%
Class I Shares	1,000.00	1,020.67	4.58	0.90%
Class R Shares	1,000.00	1,017.90	7.38	1.45%
Investment Grade Convertible Fund
Class A Shares	1,000.00	1,017.59	7.68	1.51%
Class I Shares	1,000.00	1,020.16	5.09	1.00%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Additional Federal Income Tax Information

For the year ended October 31, 2014, the Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Dividend Growth Fund	46%
Established Value Fund	72%
Select Fund	49%
Small Company Opportunity Fund	39%
Emerging Markets Small Cap Fund	100%
Global Equity Fund	33%
International Fund	45%
International Select Fund	31%
Balanced Fund	69%
Investment Grade Convertible Fund	30%

Dividends qualifying for corporate dividends received deductions of:

Amount
Dividend Growth Fund	43%
Established Value Fund	70%
Select Fund	38%
Small Company Opportunity Fund	39%
Emerging Markets Small Cap Fund	100%
Global Equity Fund	14%
International Fund	1%
Balanced Fund	56%
Investment Grade Convertible Fund	26%

For the year ended October 31, 2014, the following Funds designated tax-exempt income distributions (in thousands):

Amount
National Municipal Bond Fund	$1,925
Ohio Municipal Bond Fund	1,644

Supplementary Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

For the year ended October 31, 2014, the following Funds designated short-term capital gain distributions (in thousands):

Amount
Dividend Growth Fund	$268
Established Value Fund	22,438
Large Cap Growth Fund	2
Small Company Opportunity Fund	50,110
Global Equity Fund	388
International Fund	1,712
International Select Fund	3,146

For the year ended October 31, 2014, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Established Value Fund	$106,882
Large Cap Growth Fund	19,197
Small Company Opportunity Fund	82,239
Global Equity Fund	618
International Fund	5,336
International Select Fund	5,055
National Municipal Bond Fund	20
Ohio Municipal Bond Fund	281
Balanced Fund	340

For the year ended October 31, 2014 for non-resident alien shareholders, the following percentage of income dividends are interest-related dividends:

Amount
Balanced Fund	71%
Fund for Income	100%
Investment Grade Convertible Fund	59%

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2014 were as follows:

	Foreign Source Income	Foreign Tax Expense
Emerging Markets Small Cap Fund	0.13	0.04
Global Equity Fund	0.19	0.02
International Fund	0.41	0.05
International Select Fund	0.34	0.03

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Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-ANN (10/14)

October 31, 2014

Annual Report

Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

The Victory Portfolios

Table of Contents

Shareholder Letter	3
Fund Review and Commentary	5
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	26
Supplemental Information
Trustee and Officer Information	27
Proxy Voting and Form N-Q Information	30
Expense Examples	30
Additional Federal Income Tax Information	31

The Fund is distributed by Victory Capital Advisers Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Diversified Stock Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Letter to Our Shareholders

On October 31, 2014, Victory Capital completed its previously announced acquisition of Munder Capital Management and its wholly owned subsidiary, Integrity Asset Management, LLC. We believe that this partnership enables the firm and our clients to leverage new strengths, and we look forward to the opportunities afforded by this acquisition. As a shareholder, you will benefit from an expanded breadth of new offerings provided by Victory Capital, and we encourage you to visit our website (www.vcm.com) to explore our enhanced product set.

As for the market environment during the year, U.S. stocks continued to shine in 2014, following one of the strongest calendar years in history in 2013 and adding to the gains of the bull market that started in 2009. Confounding many analysts, major indices drove higher throughout the year with only temporary setbacks. Large capitalization stocks, which took the lead in 2014, have still not experienced a 10% correction since 2011, an unusually long time without a significant price decline. Some smaller stock indices declined more than 10% in the late summer and early fall of 2014, only to bounce back quickly.

As always, the market took its cue from a variety of economic, political, and financial events. Arguably the overriding influence on the U.S. stock market in 2014 continued to be Federal Reserve policy, as investors were fixated on the central bank's quantitative easing program of the past few years, which consisted of buying government and other bonds as a means of stimulating economic growth. Late in 2013, the chairmanship of the Fed was passed from Ben Bernanke to Janet Yellen. During that time, policy makers agreed to begin tapering the central bank's bond purchase program, which began in January of 2014 and ended in October of 2014.

A variety of other factors affected the equity markets in 2014. Early in the year, Congress passed a budget deal and averted a second government shutdown. Severe winter weather affected many areas of the nation, resulting in disruptions in many pockets of the economy, including residential and non-residential construction, retail, transportation, manufacturing, and energy production. This ultimately resulted in a decline in first quarter real gross domestic product (GDP) of close to 3%, one of the worst non-recession quarters in post-World War II history. Despite this set-back, economic growth regained some strength in the U.S. later in the year, supported by a continued accommodative Federal Reserve stance, low interest rates, increasing bank loans, reduced fiscal drag at the federal level, and a booming energy sector.

We are in the midst of the sixth year of a classic bull market. Consensus earnings expectations for 2015 are for mid-to-high single digit earnings growth, suggesting a strong fundamental tailwind. The credit problems that plagued the financial system and took us into recession six years ago are becoming a distant memory. The banking system, once a source of weakness, is now a source of strength. Capital levels are at their best in decades and credit has dramatically improved. Many corporations are now flush with cash and are increasing investments in their businesses and adding jobs.

After several years of strong returns for global equity markets, it was not surprising to see most foreign markets cool off as geopolitical uncertainty was coupled with disappointing economic news out of Europe and China. Global market

3

returns as a whole have been negligible over the past year, although Asia has outperformed Europe. Emerging markets stocks have slightly outperformed developed, with emerging small capitalization stocks posting the highest returns among foreign equity asset classes. Sentiment toward emerging markets has improved since the sell-off in 2013 as several emerging market elections have brought optimism that favorable market reforms will be forthcoming.

Uncertainty continued to impact the global fixed income markets throughout 2014. Following a very challenging first quarter, growth in the United States picked up appreciably in the subsequent quarters as healthy gains in the labor market pushed unemployment lower and consumer confidence higher. Growth readings in both the manufacturing and service sectors signaled a recovery on a sustainable path, all while inflation readings remained comfortably below the Federal Reserve's 2% threshold. Outside of the U.S., economic growth slowed in the Euro Zone, China, and Japan, resulting in further monetary policy easing from their respective central banks. A direct result of this global slowdown was a sharp decline in commodity prices and a subsequent strengthening of the U.S. dollar, which, taken together, kept global interest rates well below expectations heading into 2014. In spite of fears of the near-term impact some speculated this could have on the U.S. recovery, Federal Reserve officials did not seem to share this view as they ended their bond purchase program in the fourth quarter as expected and appeared on track to begin raising short term interest rates in the second half of 2015.

The sharp decline in interest rates propelled solid absolute returns across the U.S. fixed income markets. Furthermore, excess returns relative to U.S. Treasuries were positive in all investment-grade sectors as investors were willing to take on additional risk in search of higher yields in a historically low interest rate environment. Looking forward, we expect the U.S. economy to continue improving with minimal inflationary pressure. Tighter labor markets may provide wage pressure and improved consumption. However, we believe a strong dollar and falling commodity prices should keep inflation subdued. In our view, we are in the mid-to-late innings of the current credit cycle.

In each of the Victory Funds, we adhere to investment processes based on fundamentals. All Funds have risk controls in place to help us identify and measure the sources of risk relative to the applicable benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. You may also contact the Funds at (800) 539-3863 or through our website at www.vcm.com. My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help you meet your investment goals.

Michael Policarpo, II

President,
Victory Funds

4

The Victory Equity Funds

Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Equity markets continued higher in fiscal 2014, the sixth consecutive year of positive returns, and are now well above 2007 peak levels. After a difficult start, primarily related to an abnormally bad winter season, the U.S. economy returned to an upward trajectory. Slowing growth in emerging markets and the European region did little to impact performance in the U.S. During the period, the Federal Reserve began its initial tightening process under new Chairwoman Janet Yellen, ending its bond buying program. However interest rates have yet to increase and low inflation has afforded the committee more time to maintain these low levels. Geopolitical tensions heightened, most notably with rising concern over Russia's occupation of Crimea, and increasing conflict with the Islamic Militants (ISIS). The U.S. Dollar appreciated meaningfully in 2014, demonstrating the increasing relative attractiveness of our economy and diverging monetary policies. Although top line growth remains tepid, corporate earnings growth is still healthy at 7%, and with valuations that began fiscal 2014 at 15X earnings, the backdrop has been very favorable for U.S. equities. After a very strong showing in fiscal 2013, the Fund (Class A Shares) returned 12.1%, but underperformed the 17.3% return of the Fund's benchmark, the S&P 500 Index.

Leading the market higher were Healthcare and Technology stocks, with returns for both sectors exceeding 25%. Strength in Healthcare was predominantly in the Biotech industry with new product introductions and in Specialty Pharmaceuticals where there was a significant amount of merger and acquisition activity. Technology was led by many of the mega-capitalization industry leaders on favorable valuations along with stabilization in key end-markets and enterprise spending. The more commodity-sensitive Energy sector was the worst performing during the fiscal year as oil prices fell approximately 17%. Within the Fund, relative performance was most positive in the Materials and Technology sectors, while the Healthcare and Energy sectors were detractors.

Apple, Intel, and General Dynamics were the top contributors to the Fund's portfolio during the period. Apple's increased capital return to shareholders was viewed favorably, but the strength of the launch of its new iPhone 6 in our view was more impactful to share performance. Intel benefitted from stabilization in the PC market, and its growing competitive advantage in its manufacturing process. General Dynamics benefitted from strength in its Gulfstream business jet performance, stabilization in defense spending, and new leadership that is more share-holder focused. The main detractors from the Fund's performance included Chesapeake Energy, News Corp, and Royal Philips. Chesapeake underperformed late in the year, negatively impacted by the significant decline in the commodity price. News Corp has a disproportionate amount of their business outside of the United States, specifically in Australia where despite owning leading cable brands, currency fluctuations and a declining newspaper business negatively impacted financial performance. Royal Philips was hurt by performance in its health care division, specifically slower growth in China and a temporary shutdown of one of its manufacturing facilities in Ohio.

5

The Victory Equity Funds

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2014

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	10/20/89		2/28/02		8/31/07	3/26/99	3/3/14	1/27/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index[1]
One Year	12.13%	5.67%	11.18%	10.18%	12.39%	11.77%	N/A	12.39%	17.27%
Three Year	18.81%	16.48%	17.82%	17.82%	19.10%	18.46%	N/A	N/A	19.76%
Five Year	13.68%	12.34%	12.75%	12.75%	13.99%	13.37%	N/A	N/A	16.69%
Ten Year	7.47%	6.84%	6.61%	6.61%	N/A	7.18%	N/A	N/A	8.20%
Since Inception	10.42%	10.15%	5.75%	5.75%	5.52%	6.09%	8.27%	18.77%	N/A
Expense Ratios
Gross	1.08%		1.90%		0.82%	1.38%	0.88%	1.01%
With Applicable Waivers	1.08%		1.90%		0.82%	1.38%	0.78%	0.86%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2014. Additional information pertaining to the Fund's expense ratios as of October 31, 2014 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Diversified Stock Fund — Growth of $10,000

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

The Victory Portfolios  Schedule of Portfolio Investments
Diversified Stock Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.2%)
Consumer Discretionary (14.4%):
Comcast Corp., Class A	976,570	$54,054
H&R Block, Inc.	1,081,000	34,927
Hilton Worldwide Holdings, Inc. (a)	356,000	8,985
Johnson Controls, Inc.	461,000	21,782
Newell Rubbermaid, Inc.	793,750	26,456
PVH Corp.	179,040	20,473
Starbucks Corp.	264,060	19,952
Tractor Supply Co.	189,000	13,839
		200,468
Consumer Staples (12.0%):
Anheuser-Busch InBev NV, ADR	166,720	18,503
CVS Caremark Corp.	463,360	39,761
Diageo PLC, ADR	175,710	20,729
The Procter & Gamble Co.	373,450	32,591
Wal-Mart Stores, Inc.	700,380	53,417
		165,001
Energy (8.8%):
Anadarko Petroleum Corp.	153,879	14,123
BP PLC, ADR	956,200	41,556
Chesapeake Energy Corp.	638,050	14,152
Occidental Petroleum Corp.	456,309	40,580
Weatherford International PLC (a)	671,271	11,022
		121,433
Financials (14.3%):
Bank of America Corp.	3,314,000	56,869
Bank of New York Mellon Corp.	531,700	20,587
Capital One Financial Corp.	210,100	17,390
Citigroup, Inc.	1,061,430	56,818
JPMorgan Chase & Co.	635,730	38,449
MetLife, Inc.	129,470	7,022
		197,135
Health Care (14.0%):
Abbott Laboratories	457,600	19,947
Baxter International, Inc.	388,050	27,218
Eli Lilly & Co.	361,330	23,967
Medtronic, Inc.	338,000	23,038
Merck & Co., Inc.	843,480	48,872
Pfizer, Inc.	929,330	27,833
Roche Holdings Ltd., ADR	613,970	22,600
		193,475

See notes to financial statements.

7

The Victory Portfolios  Schedule of Portfolio Investments — continued
Diversified Stock Fund  October 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (10.6%):
Danaher Corp.	366,272	$29,448
Nielsen Holdings NV	548,084	23,288
Siemens AG, ADR	223,020	25,143
Stanley Black & Decker, Inc.	154,000	14,421
United Parcel Service, Inc., Class B	373,848	39,220
W.W. Grainger, Inc.	57,580	14,211
		145,731
Information Technology (20.9%):
Altera Corp.	729,000	25,056
Apple, Inc.	334,100	36,083
Applied Materials, Inc.	2,543,200	56,180
Cisco Systems, Inc.	1,558,000	38,124
EMC Corp.	1,563,200	44,911
Google, Inc., Class C (a)	101,430	56,707
Intel Corp.	608,000	20,678
Visa, Inc., Class A	48,000	11,589
		289,328
Materials (3.2%):
Air Products & Chemicals, Inc.	217,200	29,248
Nucor Corp.	265,690	14,363
		43,611
Total Common Stocks (Cost $1,168,046)		1,356,182
Investment Companies (2.3%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	31,214,024	31,214
Total Investment Companies (Cost $31,214)		31,214
Total Investments (Cost $1,199,260) — 100.5%		1,387,396
Liabilities in excess of other assets — (0.5)%		(7,211)
NET ASSETS — 100.00%		$1,380,185

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 10/31/14.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

8

Statement of Assets and Liabilities

The Victory Portfolios  October 31, 2014

(Amounts in Thousands, Except Per Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $1,199,260)	$1,387,396
Dividends receivable	901
Receivable for capital shares issued	828
Receivable for investments sold	19,484
Receivable from adviser	3
Prepaid expenses	51
Total Assets	1,408,663
LIABILITIES:
Payable for investments purchased	23,936
Payable for capital shares redeemed	3,253
Accrued expenses and other payables:
Investment advisory fees	719
Administration fees	123
Custodian fees	12
Transfer agent fees	79
Chief Compliance Officer fees	4
Trustees' fees	4
12b-1 fees	278
Other accrued expenses	70
Total Liabilities	28,478
NET ASSETS:
Capital	1,016,162
Accumulated undistributed net investment income	511
Accumulated net realized gains from investments	175,376
Net unrealized appreciation on investments	188,136
Net Assets	$1,380,185
Net Assets
Class A Shares	$810,011
Class C Shares	76,697
Class I Shares	362,936
Class R Shares	107,486
Class R6 Shares	54
Class Y Shares	23,001
Total	$1,380,185
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	35,161
Class C Shares	3,427
Class I Shares	15,770
Class R Shares	4,717
Class R6 Shares	2
Class Y Shares	998
Total	60,075
Net asset value, offering (except Class A Shares) and redemption price per share: (a)
Class A Shares	$23.04
Class C Shares (b)	$22.38
Class I Shares	$23.01
Class R Shares	$22.79
Class R6 Shares	$23.01
Class Y Shares	$23.04
Maximum Sales Charge — Class A Shares	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$24.45

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

9

Statement of Operations

The Victory Portfolios  For the Year Ended October 31, 2014

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Dividend income	$29,646
Total Income	29,646
Expenses:
Investment advisory fees	9,180
Administration fees	1,583
12b-1 fees — Class A Shares	2,174
12b-1 fees — Class C Shares	802
12b-1 fees — Class R Shares	612
Custodian fees	124
Transfer agent fees	293
Transfer agent fees — Class A Shares	282
Transfer agent fees — Class C Shares	55
Transfer agent fees — Class I Shares	39
Transfer agent fees — Class R Shares	65
Transfer agent fees — Class R6 Shares (a)	1
Transfer agent fees — Class Y Shares	29
Trustees' fees	175
Chief Compliance Officer fees	32
Legal and audit fees	261
State registration and filing fees	88
Other expenses	192
Total Expenses	15,987
Expenses waived/reimbursed by Adviser	(33)
Net Expenses	15,954
Net Investment Income	13,692
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	175,389
Net change in unrealized appreciation/depreciation on investments	(19,395)
Net realized/unrealized gains on investments	155,994
Change in net assets resulting from operations	$169,686

(a)  Class R6 Shares commenced operations on March 3, 2014.

See notes to financial statements.

10

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
From Investment Activities:
Operations:
Net investment income	$13,692	$19,803
Net realized gains from investment transactions	175,389	365,930
Net change in unrealized appreciation/depreciation on investments	(19,395)	97,208
Change in net assets resulting from operations	169,686	482,941
Distributions to Shareholders:
From net investment income:
Class A Shares	(7,764)	(11,976)
Class C Shares	(121)	(268)
Class I Shares	(4,233)	(5,917)
Class R Shares	(787)	(939)
Class R6 Shares (a)	— (b)	—
Class Y Shares (c)	(278)	(190)
From net realized gains:
Class A Shares	(16,247)	—
Class C Shares	(1,520)	—
Class I Shares	(7,097)	—
Class R Shares	(2,274)	—
Class Y Shares (b)	(447)	—
Change in net assets resulting from distributions to shareholders	(40,768)	(19,290)
Change in net assets from capital transactions	(296,992)	(787,930)
Change in net assets	(168,074)	(324,279)
Net Assets:
Beginning of period	1,548,259	1,872,538
End of period	$1,380,185	$1,548,259
Accumulated undistributed net investment income	$511	$448

(a)  Class R6 Shares commenced operations on March 3, 2014.

(b)  Rounds to less than $1.

(c)  Class Y Shares commenced operations on January 28, 2013.

See notes to financial statements.

11

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Capital Transactions:
Class A Shares
Proceeds from shares issued	$69,044	$106,581
Dividends reinvested	20,033	10,189
Cost of shares redeemed	(276,688)	(692,699)
Total Class A Shares	$(187,611)	$(575,929)
Class C Shares
Proceeds from shares issued	$3,852	$3,648
Dividends reinvested	1,059	167
Cost of shares redeemed	(17,207)	(15,496)
Total Class C Shares	$(12,296)	$(11,681)
Class I Shares
Proceeds from shares issued	$78,294	$51,627
Dividends reinvested	9,499	4,303
Cost of shares redeemed	(151,169)	(260,765)
Total Class I Shares	$(63,376)	$(204,835)
Class R Shares
Proceeds from shares issued	$7,679	$15,973
Dividends reinvested	2,913	894
Cost of shares redeemed	(39,905)	(33,186)
Total Class R Shares	$(29,313)	$(16,319)
Class R6 Shares (a)
Proceeds from shares issued	$50	$—
Dividends reinvested	— (b)	—
Total Class R6 Shares	$50	$—
Class Y Shares (c)
Proceeds from shares issued	$3,137	$26,749
Dividends reinvested	9	2
Cost of shares redeemed	(7,592)	(5,917)
Total Class Y Shares	$(4,446)	$20,834
Change in net assets from capital transactions	$(296,992)	$(787,930)

(continues on next page)

See notes to financial statements.

12

The Victory Portfolios   Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Diversified Stock Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Share Transactions:
Class A Shares
Issued	3,137	5,764
Reinvested	913	568
Redeemed	(12,511)	(36,646)
Total Class A Shares	(8,461)	(30,314)
Class C Shares
Issued	181	199
Reinvested	50	10
Redeemed	(803)	(864)
Total Class C Shares	(572)	(655)
Class I Shares
Issued	3,538	2,824
Reinvested	433	238
Redeemed	(6,907)	(14,202)
Total Class I Shares	(2,936)	(11,140)
Class R Shares
Issued	354	851
Reinvested	134	50
Redeemed	(1,802)	(1,810)
Total Class R Shares	(1,314)	(909)
Class R6 Shares (a)
Issued	2	—
Reinvested	— (b)	—
Total Class R6 Shares	2	—
Class Y Shares (c)
Issued	142	1,506
Reinvested	— (b)	— (b)
Redeemed	(340)	(310)
Total Class Y Shares	(198)	1,196
Change in Shares	(13,479)	(41,822)

(a)  Class R6 Shares commenced operations on March 3, 2014.

(b)  Rounds to less than 1.

(c)  Class Y Shares commenced operations on January 28, 2013

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class A Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$21.10	$16.26	$14.40	$14.47	$12.93
Investment Activities:
Net investment income	0.21	0.21	0.14	0.13	0.12
Net realized and unrealized gains (losses) on investments	2.32	4.83	1.86	(0.08)	1.54
Total from Investment Activities	2.53	5.04	2.00	0.05	1.66
Distributions:
Net investment income	(0.20)	(0.20)	(0.14)	(0.12)	(0.12)
Net realized gains from investments	(0.39)	—	—	—	—
Total Distributions	(0.59)	(0.20)	(0.14)	(0.12)	(0.12)
Net Asset Value, End of Period	$23.04	$21.10	$16.26	$14.40	$14.47
Total Return (excludes sales charge)	12.13%	31.19%	14.00%	0.32%	12.87	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$810,011	$920,589	$1,202,263	$1,907,016	$2,966,629
Ratio of net expenses to average net assets	1.10%	1.08%	1.09%	1.06%	1.06%
Ratio of net investment income to average net assets	0.93%	1.12%	0.92%	0.80%	0.86%
Portfolio turnover (b)	70%	89%	87%	84%	87%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

14

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class C Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$20.53	$15.83	$14.04	$14.12	$12.64
Investment Activities:
Net investment income (loss)	0.02	0.04	0.01	(0.01)	—	(a)
Net realized and unrealized gains (losses) on investments	2.25	4.72	1.82	(0.05)	1.50
Total from Investment Activities	2.27	4.76	1.83	(0.06)	1.50
Distributions:
Net investment income	(0.03)	(0.06)	(0.04)	(0.02)	(0.02)
Net realized gains from investments	(0.39)	—	—	—	—
Total Distributions	(0.42)	(0.06)	(0.04)	(0.02)	(0.02)
Net Asset Value, End of Period	$22.38	$20.53	$15.83	$14.04	$14.12
Total Return (excludes contingent deferred sales charge)	11.18%	30.16%	13.02%	(0.44)%	11.89	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$76,697	$82,069	$73,664	$87,817	$110,194
Ratio of net expenses to average net assets	1.89%	1.90%	1.93%	1.88%	1.87%
Ratio of net investment income (loss) to average net assets	0.13%	0.25%	0.06%	(0.03)%	0.05%
Portfolio turnover (c)	70%	89%	87%	84%	87%

(a)  Less than $0.01 per share.

(b)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

15

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class I Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$21.08	$16.25	$14.39	$14.46	$12.92
Investment Activities:
Net investment income	0.27	0.25	0.19	0.15	0.16
Net realized and unrealized gains (losses) on investments	2.31	4.83	1.86	(0.05)	1.54
Total from Investment Activities	2.58	5.08	2.05	0.10	1.70
Distributions:
Net investment income	(0.26)	(0.25)	(0.19)	(0.17)	(0.16)
Net realized gains from investments	(0.39)	—	—	—	—
Total Distributions	(0.65)	(0.25)	(0.19)	(0.17)	(0.16)
Net Asset Value, End of Period	$23.01	$21.08	$16.25	$14.39	$14.46
Total Return	12.39%	31.49%	14.33%	0.63%	13.21	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$362,936	$394,394	$484,884	$713,829	$264,798
Ratio of net expenses to average net assets	0.82%	0.82%	0.82%	0.78%	0.76%
Ratio of net investment income to average net assets	1.20%	1.38%	1.20%	1.01%	1.18%
Portfolio turnover (b)	70%	89%	87%	84%	87%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

16

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class R Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Asset Value, Beginning of Period	$20.89	$16.10	$14.26	$14.33	$12.81
Investment Activities:
Net investment income	0.14	0.14	0.09	0.07	0.09
Net realized and unrealized gains (losses) on investments	2.29	4.80	1.85	(0.06)	1.52
Total from Investment Activities	2.43	4.94	1.94	0.01	1.61
Distributions:
Net investment income	(0.14)	(0.15)	(0.10)	(0.08)	(0.09)
Net realized gains from investments	(0.39)	—	—	—	—
Total Distributions	(0.53)	(0.15)	(0.10)	(0.08)	(0.09)
Net Asset Value, End of Period	$22.79	$20.89	$16.10	$14.26	$14.33
Total Return	11.77%	30.82%	13.69%	0.07%	12.61	%(a)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$107,486	$125,974	$111,727	$135,607	$173,005
Ratio of net expenses to average net assets	1.38%	1.38%	1.38%	1.32%	1.27%
Ratio of net investment income to average net assets	0.66%	0.77%	0.61%	0.53%	0.65%
Portfolio turnover (b)	70%	89%	87%	84%	87%

(a)  During the year ended October 31, 2010, the Fund received monies relating to the BISYS Fair Fund distribution. The distribution related to certain expenditures that, among other things, supported distribution of Fund shares. Had this payment not been received, the total return would have been 0.02% lower.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

17

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Diversified Stock Fund
Class R6 Shares
Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$21.45
Investment Activities:
Net investment income	0.19
Net realized and unrealized gains on investments	1.58
Total from Investment Activities	1.77
Distributions:
Net investment income	(0.21)
Total Distributions	(0.21)
Net Asset Value, End of Period	$23.01
Total Return (b)	8.27%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$54
Ratio of net expenses to average net assets (c)	0.78%
Ratio of net investment income to average net assets (c)	1.25%
Ratio of gross expenses to average net assets (c) (d)	29.23%
Ratio of net investment loss to average net assets (c) (d)	(27.20)%
Portfolio turnover (e)	70%

(a)  Class R6 commenced operations on March 3, 2014.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

18

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class Y Shares
	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$21.10	$17.66
Investment Activities:
Net investment income	0.26	0.16
Net realized and unrealized gains on investments	2.32	3.43
Total from Investment Activities	2.58	3.59
Distributions:
Net investment income	(0.25)	(0.15)
Net realized gains from investments	(0.39)	—
Total Distributions	(0.64)	(0.15)
Net Asset Value, End of Period	$23.04	$21.10
Total Return (b)	12.39%	20.41%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$23,001	$25,233
Ratio of net expenses to average net assets (c)	0.86%	0.86%
Ratio of net investment income to average net assets (c)	1.17%	1.06%
Ratio of gross expenses to average net assets (c) (d)	0.95%	1.01%
Ratio of net investment income to average net assets (c) (d)	1.08%	0.91%
Portfolio turnover (e)	70%	89%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

19

Notes to Financial Statements

The Victory Portfolios  October 31, 2014

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. As of October 31, 2014, the Trust offered shares of 16 funds. The accompanying financial statements are those of the Diversified Stock Fund (the "Fund").

The Fund is authorized to issue six classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class R6 Shares and Class Y Shares. Each class of shares has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or

20

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended October 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2014, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Common Stocks	$1,356,182	$—	$1,356,182
Investment Companies	—	31,214	31,214
Total	$1,356,182	$31,214	$1,387,396

There were no transfers between Level 1 and Level 2 as of October 31, 2014.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

21

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Other:

Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to each fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, shareholder servicing, printing and 12b-1 fees.

Subsequent Events:

Effective November 1, 2014, the Trust completed a reorganization with Munder Series Trust. As a result eleven new Funds were added to the Trust. None of the funds merged with an existing Fund in the Trust. The new Funds are Munder Total Return Bond Fund, Munder Mid-Cap Core Growth Fund, Integrity Small-Cap Value Fund, Munder Emerging Markets Small-Cap Fund, Munder Growth Opportunities Fund, Munder Index 500 Fund, Integrity Mid-Cap Value Fund, Integrity Small/Mid Cap Value Fund, Munder International Fund-Core Equity, Munder International Small-Cap Fund and Integrity Micro-Cap Equity Fund.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2014 were as follows for the Fund (in thousands):

Purchases*	Sales*
$1,008,450	$1,336,460

*There were no purchases or sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by Victory Capital Management, Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the Fund's average daily net assets. The rate at which the Adviser is paid decreases at various levels as the Fund's assets grow. The investment advisory fees of the Fund are computed at rate of 0.65% of the first $800 million in average daily net assets, 0.60% of the average daily net assets above $800 million to $2.4 billion and 0.55% of the average daily net assets over $2.4 billion of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

22

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

KeyBank National Association ("KeyBank") serves as custodian of all the Trust's assets except the assets of the International Fund, International Select Fund, Global Equity Fund and Emerging Markets Small Cap Fund, for which Citibank, N.A. ("Citibank") serves as custodian and receives a fee. For its custody services to the Trust, The Victory Institutional Funds and The Victory Variable Insurance Funds (collectively, the "Victory Trusts"), KeyBank receives fees at an annualized rate of 0.00774% of the Victory Trusts' aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund, Global Equity Fund and Emerging Markets Small Cap Fund, plus applicable per transaction fees. The Victory Trusts reimburse KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trust and the Victory Variable Insurance Funds (collectively, the "Trusts"), 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Funds' transfer agent. Under the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate of 0.02% of the first $8 billion in average daily net assets of the Trusts, 0.015% of the average daily net assets above $8 billion to $16 billion of the Trusts, 0.01% of the average daily net assets above $16 billion to $20 billion of the Trusts and 0.005% of the average daily net assets over $20 billion of the Trusts.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Fund and 1.00% of the average daily net assets of Class C Shares of the Fund. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R and Class C Shares of the Fund. For the fiscal year ended October 31, 2014, the Fund paid affiliates of the Adviser or the Fund $73 thousand under the Distribution and Service Plans.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Fund. For the fiscal year ended October 31, 2014, the Distributor received approximately $10 thousand from commissions earned on sales of Class A Shares and the transfer agent received $1 thousand from redemptions of Class C Shares of the Fund.

The Adviser has entered into an expense limitation agreement with the Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of October 31, 2014, the expense limits were as follows:

Class	Expense Limit(a)
Class R6 Shares	0.78%
Class Y Shares	0.86%

(a)  In effect until at least February 28, 2017.

23

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

The Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of October 31, 2014, the following amounts are available to be repaid to the Adviser. The amount repaid to the Adviser during the year, if any, is reflected on the Statement of Operations as "Recoupement of prior expenses waived/reimbursed by Adviser."

Amount Waived or Reimbursed Available to Recoup	Expires October 31,
$29,169	2016
33,298	2017

The Adviser, Citi or other service providers may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended October 31, 2014.

On December 1, 2006, VCM paid the Funds comprising the Trust approximately $9.8 million. This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, BISYS Fund Services, Inc. ("BISYS") (BISYS' parent company, BISYS Group, Inc., was acquired by Citibank on August 1, 2007) and VCM, the sub-administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures required additional disclosure to the Board at the time incurred. On July 29, 2010, Citibank paid approximately $4.1 million after the SEC approved the distribution plan that was in accord with a settlement that BISYS entered into with the SEC on September 26, 2006 relating to the same matters. Further information, including the methodology of the Fair Fund Plan, is available on the SEC website at www.sec.gov/litigation/admin/2009/34-60011-pdp.pdf. The corresponding impact to the total return is disclosed in the Financial Highlights.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective December 31, 2013, the Victory Trusts (except Emerging Markets Small Cap Fund and Select Fund) participate in a short-term, demand note "Line of Credit" agreement with Citibank. Prior to December 31, 2013, the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) held a similar credit facility with KeyCorp. Under the agreement with Citibank, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the fiscal year ended October 31, 2014, Keybank earned approximately $8 thousand and Citibank earned approximately $42 thousand for Line of Credit fees. Each fund in the Victory Trusts (except Emerging Markets Small Cap Fund and Select Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan for the days outstanding for the Fund during the fiscal year ended October 31, 2014 was $1,465 thousand.

24

Notes to Financial Statements — continued

The Victory Portfolios  October 31, 2014

The average interest rate during the fiscal year ended October 31, 2014 was 1.12%. As of October 31, 2014, the Fund had no loans outstanding with Citibank.

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$12,736	$28,032	$40,768

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$19,290	$—	$19,290

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$62,493	$118,452	$183,230	$364,175

*The difference between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2014, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$1,204,166	$190,308	$(7,078)	$183,230

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the Victory Portfolios:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Portfolios, constituting the Diversified Stock Fund (the "Fund"), as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Portfolios as of October 31, 2014, the results of their operations for the year then ended, the change in its net assets for each of the two years then ended and financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 24, 2014

26

Supplemental Information

The Victory Portfolios  October 31, 2014

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently seven Trustees, six of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 16 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 63	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 67	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc (2002-2011); Old Mutual US Asset Management (since 2002).
E. Lee Beard, 63	Trustee	May 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 60	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).
David L. Meyer, 57	Trustee	December 2008	Retired.	None.

27

Supplemental Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Leigh A. Wilson, 70	Chair and Trustee	November 1994	Private Investor.

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 42	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

28

Supplemental Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 40	President*	May 2008-December 2014

Chief Financial Officer (since February 2013), Senior Managing Director (2010-January 2013) and Managing Director (2005-2010), the Adviser; Chief Financial Officer and Treasurer (since 2013), Victory Capital Holdings, Inc.

Derrick A. MacDonald, 44	Vice President*	August 2010-December 2014	Director of Investment Operations & Technology, the Adviser (since 2008).
Christopher K. Dyer, 52	President* Secretary	December 2014 February 2006-December 2014	Director of Fund Administration, the Adviser.
Jay G. Baris, 60	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Christopher E. Sabato, 46	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services, Inc.
Kim Oeder, 50	Anti-Money Laundering Compliance Officer and Identity Theft Officer	October 2014	Chief Compliance Officer, Victory Capital Advisers, Inc. (since 2011); Registered Principal, Victory Capital Advisers, Inc. (since 2006).
Edward J. Veilleux, 71	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Erin G. Wagner, 40	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Scott A. Stahorsky, 45	Vice President	December 2014	Senior Analyst, Fund Administration, the Adviser.

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President of the Trust. In addition, Mr. Policarpo and Mr. McDonald resigned their positions with the Trust.

29

Supplemental Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Informatio on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14-10/31/14	Expense Ratio During Period** 5/1/14-10/31/14
Diversified Stock Fund
Class A Shares	$1,000.00	$1,056.50	$5.65	1.09%
Class C Shares	1,000.00	1,052.10	9.78	1.89%
Class I Shares	1,000.00	1,057.60	4.25	0.82%
Class R Shares	1,000.00	1,054.80	7.10	1.37%
Class R6 Shares	1,000.00	1,057.80	4.05	0.78%
Class Y Shares	1,000.00	1,057.80	4.46	0.86%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

30

Supplemental Information — continued

The Victory Portfolios  October 31, 2014

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14-10/31/14	Expense Ratio During Period** 5/1/14-10/31/14
Diversified Stock Fund
Class A Shares	$1,000.00	$1,019.71	$5.55	1.09%
Class C Shares	1,000.00	1,015.68	9.60	1.89%
Class I Shares	1,000.00	1,021.07	4.18	0.82%
Class R Shares	1,000.00	1,018.30	6.97	1.37%
Class R6 Shares	1,000.00	1,021.27	3.97	0.78%
Class Y Shares	1,000.00	1,020.87	4.38	0.86%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Additional Federal Income Tax Information

For the year ended October 31, 2014, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 39%.

Dividends qualifying for corporate dividends received a deduction of 32%.

For the year ended October 31, 2014, the Fund designated long-term capital gains distributions in the amount of $28,032 thousand.

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36

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VF-DSTK-ANN (10/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David Meyer and Leigh Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2014	2013
(a) Audit Fees (1)	$278,950	$251,015
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	100,403	87,720
(d) All Other Fees (4)	0	0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For the fiscal years ended October 31, 2014 and October 31, 2013, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2014 and 2013 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2014	$213,172
2013	$216,075

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Portfolios

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	01-05-2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, President

Date	01-05-2015

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	01-05-2015